UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22652

First Trust Variable Insurance Trust
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

(b)

First Trust Variable Insurance Trust
Annual Report
For the Year Ended
December 31, 2021

First Trust Variable Insurance Trust
Annual Report
December 31, 2021

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”), Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”), and/or Stonebridge Advisors LLC (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Variable Insurance Trust (the “Trust”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any series (individually called a “Fund” and collectively the “Funds”) of the Trust will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance.
By reading the portfolio commentary by the portfolio management team of each Fund, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisors are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Variable Insurance Trust
Annual Letter from the Chairman and CEO
December 31, 2021
First Trust is pleased to provide you with the annual report for the First Trust Variable Insurance Trust (the “Funds”), which contains detailed information about the Funds for the twelve months ended December 31, 2021.
Being that this is a year-end review, I would like to touch on the state of the business climate and securities markets in the U.S. The two biggest stories in 2021 were clearly the ongoing fight against the coronavirus (“COVID-19”) pandemic and the surge in the rate of inflation, which I believe is a byproduct of that fight. The COVID-19 pandemic is closing in on its second anniversary and it continues to curb economic activity in the U.S. and abroad. It is nearly as challenging today as it was at its peak in 2020.
The emergence of the Omicron variant in the latter half of 2021 was particularly disappointing because we had been making some inroads into fully reopening the U.S. economy until its arrival. Americans were dining out. Airline travel was picking up and people were even taking cruises again. We have learned that the Omicron variant, while seemingly not as dangerous as its predecessor, the Delta variant, at least in terms of the number of deaths to date, is still extremely contagious, especially for those individuals who have not been vaccinated. The U.S. federal government has funneled trillions of dollars of stimulus and subsidies into the financial system to mitigate the economic fallout from the pandemic. That level of support is unprecedented and has likely fueled much of the surge in inflation, as measured by the Consumer Price Index (“CPI”). The standard definition for inflation is “too many dollars chasing too few goods.” The explosion of the U.S. money supply has easily overwhelmed the volume of goods available to consumers. Global supply chain bottlenecks, including the backlog of container ships at ports in Southern California, have also contributed to the shortages of goods. In December 2021, the trailing 12-month rate on the CPI was 7.0%, up from 1.4% last December, according to the U.S. Bureau of Labor Statistics. The last time inflation was this elevated was in 1982.
Since the onset of COVID-19, companies and millions of employees have scrambled to adapt to the new normal of working remotely, typically from home. What an amazing thing to watch. While opinions may vary, it has become evident that the workplace culture has probably changed forever. According to Barron’s magazine, we should look for more of a hybrid arrangement moving forward that would entail workers being at the office for three days a week and home for two. I do not believe that the stock and bond markets would have performed nearly as well over the past two years had U.S. businesses not overcome the adversity brought their way by COVID-19. Oh, and the trillions of dollars from the government. In 2021, the S&P 500® Index posted a total return of 28.71%, and that came on the heels of an 18.40% gain in 2020, according to Bloomberg. From 1926-2021 (a span of 96 years), the S&P 500® Index posted an average annual total return of 10.44%, according to Morningstar/Ibbotson Associates. Investors should relish these outsized returns. Bond investors have earned more modest total returns over the past two years. Bond returns were higher for most bond categories in 2020 due to the artificially depressed yield on the 10-Year Treasury Note (“T-Note”). The 10-Year T-Note yield trended higher in 2021, putting some pressure on bond prices. Expect the Federal Reserve to tighten monetary policy by raising short-term interest rates. It could begin as early as March 2022. While the markets could experience some near-term pain, I believe normalizing interest rates and bond yields will prove to be a healthy and necessary transition for the markets long-term.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Portfolio Commentary and Performance Summary
First Trust/Dow Jones Dividend & Income Allocation Portfolio
Annual Report
December 31, 2021 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust/Dow Jones Dividend & Income Allocation Portfolio (the “Fund”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the Fund.
Portfolio Management Team
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director, First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director, First Trust
Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
Todd Larson, Senior Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust
Eric Maisel, Senior Vice President, First Trust
First Trust/Dow Jones Dividend & Income Allocation Portfolio
For the year ended December 31, 2021, the Fund’s Class I Shares returned 12.25% versus 11.73% for the Blended Benchmark: 50% Russell 3000® Index and 50% Bloomberg U.S Corporate Investment-Grade Index. As of December 31, 2021, the total investments for the Fund were allocated as follows: Equities, 58.1% and Fixed Income, 41.9%.
Equities Commentary
U.S. equities pushed higher in 2021 as the Russell 3000® Index returned 25.66%, outperforming the previous year’s 20.89% return. Diminishing coronavirus (“COVID-19”) fears, a dovish policy commitment on the part of the Federal Reserve (the “Fed”), and the passage of aggressive fiscal stimulus, raised economists’ estimates for economic growth. U.S. equities rallied in the first quarter of 2021 propelling the Russell 3000® Index 6.35% higher by the end of March. All industries posted positive performance during the first quarter of 2021 with the Energy, Financials, and Basic Materials sectors at the top. U.S. equities continued their ascent in the second quarter of 2021, driven by an exceptionally strong first quarter earnings season and a resurgent macroeconomic backdrop in the wake of COVID-19. Dovish monetary policy largely continued to be a tailwind for stocks despite modest changes in messaging on the part of the Fed in response to rising inflation, which resulted in short-term volatility. By quarter’s end, the Russell 3000® Index had earned investors a sizable 8.24% return. After gaining ground in July and August, U.S. equities experienced increased volatility late in the third quarter due to anxiety about potential Fed tapering of asset purchases and fears of financial contagion after the Chinese real estate firm Evergrande failed to make its U.S. dollar debt payments. The August payroll report, released in September 2021, was underwhelming with 235,000 jobs added to non-farm payrolls during the month. By quarter’s end, the Russell 3000® Index returned -0.10%, producing the weakest quarter of 2021. During the fourth quarter, U.S. equities were headed back up as strong third quarter earnings, solid economic growth, and the passage of fiscal stimulus in the form of a trillion-dollar infrastructure bill lifted sentiment. Although the U.S. market did experience volatility in December 2021 due to worries that higher inflation would result in tighter Fed policy, equities eventually looked past the Fed’s announced acceleration in asset purchase tapering. The Real Estate and Technology industries led the performance with Basic Materials, Consumer Staples, and Utilities following close behind, with all five industries posting a double-digit return for the fourth quarter. The Russell 3000® Index returned 9.28%, posting the best quarterly performance of 2021.
A portfolio factor attribution reveals the largest factor exposures were small size, value, and dividend yield. Dividend yield and value were the best performing factors in 2021, while momentum and size were the worst performing factors. Quality and low volatility performed in-line with the market. The equity portion of the Fund’s portfolio was hindered by an overweight to small size factor exposure but benefited from dividend yield and value. These combined exposures contributed to the portfolio’s in-line performance.
The equity portion of the Fund has a quarterly rebalance in early January, April, July, and October. The selection process is focused on identifying stocks exhibiting dividend strength, capital strength and price stability. This process resulted in overweight positions in the Financials, Industrials, and Basic Materials sectors, while the Technology and Health Care sectors were underweight.
The Industrials, Consumer Discretionary, Telecommunications, and Financials sectors had a positive total attribution effect (allocation effect combined with selection effect), while the Technology, Energy, and Basic Materials sectors had a negative effect. The Financials and Consumer Discretionary sectors had a positive allocation effect while the Technology, Industrials, and Energy sectors had a negative effect. The Industrials sector had a positive selection effect while the Financials sector had a negative effect. The equity portion of the Fund was hindered by a negative allocation effect but was countered by a positive selection effect.

Portfolio Commentary and Performance Summary (Continued)
First Trust/Dow Jones Dividend & Income Allocation Portfolio (Continued)
Annual Report
December 31, 2021 (Unaudited)
The Industrials sector was the largest overall contributor to relative performance. The Fund was overweight the underperforming industry in the Benchmark, which led to a negative allocation effect but had a larger positive selection effect. Industrial positions in the Fund included Old Dominion Freight Line Inc., Tetra Tech, Inc., A.O. Smith Corp, Accenture PLC, and The Sherwin-Williams Co. The Consumer Discretionary, Financials, and Telecommunications sectors also contributed to positive relative performance. Some of the Fund’s holdings included Consumer Discretionary names Pool Corp., Tractor Supply Co., Costco Wholesale Corp., Financials names First American Financial Corp., Raymond James Financial, Inc., Houlihan Lokey, Inc., and Telecommunications name Cisco Systems, Inc., all which posted over 40% returns in 2021.
The Information Technology sector was the biggest detractor from relative performance. The Fund was underweight the outperforming industry in the Russell 3000® benchmark, which led to a negative allocation effect. The Fund also had a negative selection effect. Some of the Technology positions included Intuit, Inc., Microsoft Corp., Power Integrations, Inc., Texas Instruments, Inc., and Intel Corp., among others. The Energy and Basic Materials sectors also detracted from relative performance. The Fund had a negative allocation effect due to having no exposure to the Energy sector, the best performing industry in the Russell 3000® benchmark in 2021, while the Basic Materials sector detracted due to selection effect.
The Fund’s top five contributors to performance were ServisFirst Bancshares, Inc., Old Dominion Freight Line, Inc., Tractor Supply Co., Intuit Inc., and A.O. Smith Corp. The top five detractors from performance were Activision Blizzard Inc., The Western Union Co., Skyworks Solutions, Inc., ManTech International Corp., and The Best Buy Co., Inc.
Heading into 2022, the economy is currently in the expansion phase, after the recession and recovery caused by economic lockdowns from the global COVID-19 pandemic. Historically, small size and value are two of the top performing factors in the expansion portion of the business cycle. The equity portion of the portfolio currently has significant loading to both factors and has significant capital appreciation opportunities if the economy remains strong and the Fed remains accommodative despite rate increases.
Fixed Income Commentary
The investment-grade credit market came into 2021 with a positive view on the fundamental credit quality of high-grade issuers, but also with a heightened fear that the interest rate rise caused by a reopening economy might become disorderly. As the reopening proceeded, lower-rated credit outperformed. Investors became increasingly comfortable that the return to economic growth which was putting upward pressure on interest rates would in turn support credit spread tightening for lower-rated credits – those whose spreads had not yet normalized from the depths of the COVID-19 selloff the previous year. This theme of “credit spread cushion”, along with periodic risk flares from the Delta, and later, Omicron variants proved decisive in explaining return performance over the balance of the year. Periods of COVID-19-induced risk-off saw interest rates and equity markets fall, and credit spreads widen. As the market gained confidence and once again looked past near-term challenges to the longer-term reality that the economy was recovering far more quickly than most had expected – thus supporting corporate profitability and consumer spending – markets returned to risk-on. Importantly, a Fed that stubbornly clung to an extremely accommodative monetary policy kept interest rates well-behaved after the initial first quarter selloff. For example, the 10-Year U.S. Treasury yield never regained the yearly high reached on March 31, 2021 – having started the year at 0.92%, it reached 1.74% on March 31, 2021, but then ended the year at 1.54% without retesting the March level. This dampening of interest rate volatility supported credit spreads. It took the late November confluence of the Fed’s hawkish pivot, a heavy new issue supply calendar, and reduced fund inflows to cause another spike in credit spreads – but the second half of December 2021 saw yet another period of strength as positive fundamentals once again became the market’s focus.
For the 12-month period ended December 31, 2021, corporate bonds outperformed Treasuries by 161 basis points (“bps”). As measured by the Bloomberg U.S. Corporate Investment-Grade Index, spreads tightened by 4 bps to 92 bps at year-end. Investment-grade corporate bonds had a negative total return for the period, however, as the modest tightening in credit spreads and the carry provided by corporate bonds failed to offset the year’s increase in interest rates.
The fixed-income portion of the Fund seeks to provide income along with preservation of capital. To accomplish this, the selection process is primarily value oriented, strongly emphasizes downside protection and focuses on free cash flow, leverage, interest coverage and revenue growth rates. This process resulted in overweight positions in Banking, Electric Utilities, and Communications bonds, while Technology, Consumer Non-Cyclical, and Real Estate Investment Trusts (“REITs”) were the largest underweights.
With its bias toward “blue-chip” issuers, the total return for the bond portion of the Fund modestly underperformed the Bloomberg U.S. Corporate Investment-Grade Index. Yield curve changes contributed to relative performance. Treasury yields increased as the economy reopened and as the Fed pivoted away from its belief that inflation would prove transitory. At the Fed’s December 2021 meeting, the Fed announced an accelerated pace of asset purchase tapering and a more hawkish path for hiking its policy rate. The portfolio maintained a duration underweight throughout the year, partially via hedging interest rate exposure with U.S. Treasury

Portfolio Commentary and Performance Summary (Continued)
First Trust/Dow Jones Dividend & Income Allocation Portfolio (Continued)
Annual Report
December 31, 2021 (Unaudited)
futures contracts. Among credit quality and maturity cohorts, an overweight in mid- and low BBB-rated credits, along with active bets in the 10- and 20-year maturity buckets, added the most to relative performance.
Among the 18 fixed-income industry groups, allocations to Banking, Electric, and Capital Goods added the most to relative returns. Allocations to Consumer Non- Cyclical, Energy, and REITs, by contrast, reduced relative returns. Overall, the allocation effect modestly reduced relative performance. Within these industries, credit selection in Technology, Capital Goods, and Consumer Cyclical had the greatest positive impacts, while credit selection within Banking, Energy, and Communications reduced relative returns. Overall, credit selection within these industries reduced relative performance. Issuer allocation reduced relative performance, with overweights to U.S. Treasuries, Bank of America, and JPMorgan Chase having the greatest positive impact on relative returns. Security selection reduced relative return, with selection among bonds of Dell, Oracle Corp., and Southern California Edison Co. contributing the most to relative returns.
As we begin 2022, we continue to have a positive outlook for credit spreads. With the Fed having finally begun to normalize monetary policy, we anticipate higher interest rates and a steeper yield curve. Both factors should help U.S. investment grade credit, though should the normalization of interest rates become a disorderly selloff, then credit spreads would likely initially widen – especially if interest rate volatility spills over into equity markets. Our expectation for continued U.S. economic growth during 2022 should help support corporate profitability and cash flow. Foreign demand for U.S. fixed income should also benefit investment grade credit due to its yield advantage over much of the global investment grade market which continues to trade at, or close to, negative yields. That said, valuations are no longer cheap – making selectivity critical. Accordingly, our focus for the Fund will be on our process -- and on issuers and sectors with credit profiles well suited to weather the upcoming challenges.

Portfolio Commentary and Performance Summary (Continued)
First Trust/Dow Jones Dividend & Income Allocation Portfolio (Continued)
Annual Report
December 31, 2021 (Unaudited)
Return Comparison
		Average Annual Total Returns
	1 Year Ended 12/31/21	5 Years Ended 12/31/21	Inception (5/1/12) to 12/31/21
Fund Performance
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	12.25%	9.54%	8.92%
Index Performance
Blended Benchmark(1)	11.73%	11.72%	10.09%
Bloomberg U.S. Corporate Investment-Grade Index(2)	-1.03%	5.26%	4.52%
Russell 3000® Index(3)	25.66%	17.97%	15.47%
Secondary Blended Benchmark(4)	11.54%	11.83%	10.17%
Dow Jones Equal Weight U.S. Issued Corporate Bond IndexSM(5)	-1.35%	5.49%	4.73%
Dow Jones U.S. Total Stock Market IndexSM(6)	25.66%	17.92%	15.39%

Return Comparison
		Average Annual Total Returns
	1 Year Ended 12/31/21	5 Years Ended 12/31/21	Inception (5/1/14) to 12/31/21
Fund Performance
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	12.50%	9.82%	8.99%
Index Performance
Blended Benchmark(1)	11.73%	11.72%	9.69%
Bloomberg U.S. Corporate Investment-Grade Index(2)	-1.03%	5.26%	4.49%
Russell 3000® Index(3)	25.66%	17.97%	14.64%
Secondary Blended Benchmark(4)	11.54%	11.83%	9.79%
Dow Jones Equal Weight U.S. Issued Corporate Bond IndexSM(5)	-1.35%	5.49%	4.73%
Dow Jones U.S. Total Stock Market IndexSM(6)	25.66%	17.92%	14.57%

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

(1)	The Blended Benchmark returns are a 50/50 split between the Russell 3000® Index and the Bloomberg U.S. Corporate Investment-Grade Index returns. The Blended Benchmark returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Benchmark for each period shown above.
(2)	Bloomberg U.S. Corporate Investment-Grade Index measures the performance of investment grade U.S. corporate bonds. The index includes all publicly issued, dollar-denominated corporate bonds with a minimum of $250 million par outstanding that are investment grade-rated (Baa3/BBB- or higher). The index excludes bonds having less than one year to final maturity as well as floating rate bonds, non-registered private placements, structured notes, hybrids, and convertible securities. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).
(3)	The Russell 3000® Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).
(4)	The Secondary Blended Benchmark return is a 50/50 split between the Dow Jones U.S. Total Stock Market IndexSM and the Dow Jones Equal Weight U.S. Issued Corporate Bond IndexSM returns. The Secondary Blended Benchmark returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Secondary Blended Benchmark for each period shown above.
(5)	The Dow Jones Equal Weight U.S. Issued Corporate Bond IndexSM measures the return of readily tradable, high-grade U.S. corporate bonds. The index includes an equally weighted basket of 96 recently issued investment-grade corporate bonds with laddered maturities. (The index reflects no deduction for fees, expenses or taxes).
(6)	The Dow Jones U.S. Total Stock Market IndexSM measures all U.S. equity securities that have readily available prices. (The index reflects no deduction for fees, expenses or taxes).

Portfolio Commentary and Performance Summary (Continued)
First Trust/Dow Jones Dividend & Income Allocation Portfolio (Continued)
Annual Report
December 31, 2021 (Unaudited)

Portfolio Commentary and Performance Summary (Continued)
First Trust/Dow Jones Dividend & Income Allocation Portfolio (Continued)
Annual Report
December 31, 2021 (Unaudited)
Credit Quality(7)	% of Total Fixed-Income Investments
AAA	3.5%
AA-	9.5
A+	7.9
A	15.9
A-	10.0
BBB+	15.9
BBB	19.1
BBB-	15.9
A-1 (Short-term)	0.6
NR	1.7
Total	100.0%

Top Equity Holdings	% of Total Investments
A.O. Smith Corp.	0.5%
Pool Corp.	0.5
Accenture PLC, Class A	0.5
UnitedHealth Group, Inc.	0.5
Home Depot (The), Inc.	0.5
Costco Wholesale Corp.	0.5
Sherwin-Williams (The) Co.	0.5
Zoetis, Inc.	0.5
Old Dominion Freight Line, Inc.	0.5
Church & Dwight Co., Inc.	0.5
Total	5.0%

Top Fixed-Income Holdings by Issuer	% of Total Investments
United States Treasury	2.4%
Citigroup, Inc.	2.4
JPMorgan Chase & Co.	2.1
Bank of America Corp.	2.1
Goldman Sachs Group (The), Inc.	1.9
Morgan Stanley	1.7
Charter Communications Operating LLC/Charter Communications Operating Capital	1.1
CVS Health Corp.	1.0
AT&T, Inc.	1.0
General Motors Financial Co., Inc.	1.0
Total	16.7%
Sector Allocation	% of Total Investments
Common Stocks
Financials	17.7%
Industrials	14.1
Information Technology	6.7
Consumer Discretionary	6.3
Health Care	4.4
Materials	4.3
Consumer Staples	3.9
Utilities	0.4
Communication Services	0.3
Total Common Stocks	58.1%
Corporate Bonds and Notes
Financials	12.3
Utilities	4.6
Health Care	4.4
Communication Services	4.1
Information Technology	2.9
Industrials	2.2
Energy	2.2
Consumer Staples	1.1
Consumer Discretionary	0.5
Materials	0.4
Real Estate	0.2
Total Corporate Bonds and Notes	34.9%
Foreign Corporate Bonds and Notes
Financials	2.7
Energy	0.8
Health Care	0.3
Industrials	0.3
Consumer Discretionary	0.2
Information Technology	0.1
Materials	0.1
Communication Services	0.1
Total Foreign Corporate Bonds and Notes	4.6%
U.S. Government Bonds and Notes	1.9%
U.S. Treasury Bills	0.5%
Total	100.0%

Fund Allocation	% of Net Assets
Common Stocks	57.7%
Corporate Bonds and Notes	34.6
Foreign Corporate Bonds and Notes	4.6
U.S. Government Bonds and Notes	1.9
U.S. Treasury Bills	0.5
Net Other Assets and Liabilities(8)	0.7
Total	100.0%

(7)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(8)	Includes variation margin on futures.

Portfolio Commentary and Performance Summary (Continued)
First Trust Multi Income Allocation Portfolio
Annual Report
December 31, 2021 (Unaudited)
Advisor
First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to the First Trust Multi Income Allocation Portfolio (the “Fund”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the Fund. First Trust manages the Fund’s fixed income investments, as well as a portion of the Fund’s equity investments.
Sub-Advisors
Stonebridge Advisors LLC (“Stonebridge” or a “Sub-Advisor”) is a sub-advisor to the Fund and is a registered investment advisor based in Wilton, CT. Stonebridge specializes in the management of preferred securities and North American equity income securities.
Energy Income Partners, LLC (“EIP” or “Sub-Advisor”) is a sub-advisor to the Fund and is a registered investment advisor based in Westport, CT. EIP was founded in 2003 to provide professional asset management services in publicly traded, energy-related infrastructure companies with above average dividend payout ratios operating pipelines and related storage and handling facilities, electric power transmission and distribution as well as long contracted or regulated power generation from renewables and other sources. The corporate structure of the portfolio companies include C-corporations, partnerships and energy infrastructure and real estate investment trusts (“REITs”).
Portfolio Management Team
First Trust
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director, First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director, First Trust
Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
William Housey, Senior Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust
Todd Larson, Senior Vice President, First Trust
James Snyder, Senior Vice President, First Trust
Jeremiah Charles, Senior Vice President, First Trust
Stonebridge
Scott Fleming, Portfolio Manager, President and Chief Investment Officer of Stonebridge
Robert Wolf, Senior Portfolio Manager and Senior Vice President of Stonebridge
EIP
James J. Murchie, Co-Portfolio Manager, Co-Founder, Principal and CEO of EIP
Eva Pao, Co-Portfolio Manager, Co-Founder, Principal of EIP
John Tysseland, Co-Portfolio Manager, Principal of EIP
First Trust Multi Income Allocation Portfolio
For the year ended December 31, 2021, the Fund’s Class I Shares returned 12.69% versus 8.75% for the Broad Blended Benchmark (60% Bloomberg U.S. Aggregate Bond Index and 40% Russell 3000® Index), 18.24% for the Asset Class Blended Benchmark (15% Dow Jones U.S. Select Dividend Index; 8% ICE BofA Fixed Rate Preferred Securities Index; 15% Alerian MLP Index; 15% S&P U.S. REIT Index; 8% ICE BofA U.S. High Yield Index; 15% S&P/LSTA Leveraged Loan Index; 8% Bloomberg U.S. Corporate Investment-Grade Index; 8% ICE BofA U.S. MBS Index; and 8% ICE BofA U.S. Inflation-Linked Treasury Index).
The Fund invests in nine asset classes which are: dividend-paying stocks, preferred stocks, energy infrastructure companies and master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), high yield or “junk” bonds, floating-rate loans, corporate bonds, mortgage-backed securities (“MBS”) and Treasury Inflation Protected Securities (“TIPS”). The weight assigned to each asset class is determined on a quarterly basis. As of December 31, 2021, the MLPs were the highest-weighted asset class, while the MBS asset class was the lowest-weighted asset class. As of December 31, 2021, the Fund held approximately 2.7% in cash. The following asset classes had the most positive impact on the overall Fund performance for the year: REITs, dividend-paying stocks and MLPs, while the following asset classes had the largest negative impact on the overall Fund performance: Corporate Bonds and MBS.

Portfolio Commentary and Performance Summary (Continued)
First Trust Multi Income Allocation Portfolio (Continued)
Annual Report
December 31, 2021 (Unaudited)
Dividend-paying stocks returned 25.71% (Gross of Fees) for the year ended December 31, 2021 and represented 18.0% of the portfolio as of December 31, 2021. U.S. equities, as measured by the Russell 3000® Index, posted strong gains in 2021 returning 25.66% as the economy recovered from the pandemic. On a factor basis, value stocks dominated, with most of that relative performance versus more expensive names coming from the first quarter of 2021 as the value trade continued from the 2020 rebound. Quality names also performed well, performing best in the fourth quarter of 2021 relative to lower quality names, in what was the worst relative quarter for value, as investors began to worry about degrading economic indicators and rising inflation. Size (small cap) as a factor underperformed over the year, performing well during the value trade in the first quarter of 2021 but fading in the second half of the year as investors became increasingly defensive. Dividend payers in the Russell 3000® Index outperformed non-payers significantly over the year. On a sector basis, a strong positive selection effect among dividend paying Information Technology names constituted the bulk of performance. Selection was also strong in names in the Health Care and Industrials sectors. The portfolio was underweight a lagging Communications Services sector but poor selection effect among those names detracted from performance. Negative selection in names in the Financials and Materials sectors also hurt relative performance.
The preferred securities returned 4.97% (Gross of Fees) for the year ended December 31, 2021 and represented 6.6% of the portfolio as of December 31, 2021. The preferred market was supported by relatively high yields and fundamentally sound credit metrics in an environment in which accommodative monetary and fiscal stimulus supported risk assets for most of the year. With interest rates rising during the period, the Fund primarily benefited from security selection within non-investment grade securities, non-U.S. bank contingent convertible capital securities and investment grade securities with a bias towards shorter duration and variable rate securities.
The energy infrastructure companies and MLPs asset class returned 25.55% (Gross of Fees) for the year ended December 31, 2021 and represented 18.2% of the portfolio as of December 31, 2021. The performance of this asset class outperformed the overall performance of the Fund. Outperformance reflects our diversified approach to investing in non-cyclical energy infrastructure. Specifically, positions in a pipeline company, a renewable developer, and MLPs were among the largest contributors to performance for this asset class for the period.
REITs returned 34.96% (Gross of Fees) for the year ended December 31, 2021 and represented 13.2% of the portfolio as of December 31, 2021. The rise in consumer prices due to supply chain breakdowns, labor shortages and an increase in demand after widespread lockdowns has benefitted REITs as they tend to outperform the market during periods of moderate and high inflation. Many of the REIT industries outperformed the broader market in 2021, with Industrial REITs, Residential REITs and Retail REITs finishing the year as the best performing industries. The REIT sleeve’s lack of exposure to Hotel & Resort REITs resulted in a positive allocation effect, though low exposure in Residential and Retail REITs was a major contributor to the underperformance. Stock selection within the Retail and Health Care REITs industries caused the largest drag on relative performance. The portfolio did however benefit from positive stock selections within the Residential REITs industry. The best performing REITs in the portfolio by contribution to total return were Life Storage Inc., Mid-America Apartment Communities, Inc. and Extra Space Storage, Inc. The worst performing REITs in the portfolio were Omega Healthcare Investors, Inc., SBA Communications Corp. and SL Green Realty Corp.
High-yield bonds returned 3.56% (Gross of Fees) for the year ended December 31, 2021 and represented 8.6% of the portfolio as of December 31, 2021. High-yield bond spreads over U.S. Treasuries entered the year at T+387 basis points (“bps”), remained relatively rangebound throughout 2021 and ended the year at T+311 bps, well below the historic average (the long-term average spread over U.S. Treasuries is T+555 bps, December 1997 – December 2021). For the 12-month period ended December 31, 2021, high-yield funds experienced cumulative outflows totaling approximately $13.6 billion, which compares to inflows totaling $44.8 billion in 2020. Within the high-yield bond market, higher quality BB rated issues underperformed with a 4.19% return compared to 4.96% for B’s and 10.26% for CCC’s for the year. The high-yield bond default rate for the 12-month period ended December 31, 2021 within the JP Morgan High-Yield Bond Universe decreased to 0.27% from 6.17% entering the year, which is the lowest default rate we have dating back to March 1999. The current default rate is well below the long-term average default rate of 3.16% (March 1999 – December 2021). One of the most significant market developments during the fourth quarter of 2021 was the Federal Reserve’s (the “Fed”) pivot away from its belief that inflation would prove transitory. The Fed conceded that while inflation may initially have been limited to areas tied to the reopening of the economy and supply chain, it has now both broadened and accelerated.
Floating-rate loans returned 3.82% (Gross of Fees) for the year ended December 31, 2021 and represented 15.3% of the portfolio as of December 31, 2021. Senior loan spreads over 3-month London Inter-Bank Offered Rate (“LIBOR”) entered the year at L+475, remained relatively stable and ended the year at L+428, well below the historic average (the long-term average spread over 3-month LIBOR is L+514 bps, December 1997 – December 2021). The benchmark rate for senior loan coupons, 3-month LIBOR, entered the year at 0.24%, fell to 0.12% as of July 30, 2021, and ended the year at 0.21%. We believe that as the Fed begins to increase the Federal Funds target rate to mitigate higher inflation, benchmark rates for the senior loan asset class will follow suit leading to potentially

Portfolio Commentary and Performance Summary (Continued)
First Trust Multi Income Allocation Portfolio (Continued)
Annual Report
December 31, 2021 (Unaudited)
higher nominal yields. As a result of market expectations for higher inflation and future Fed rate hikes, the senior loan asset class experienced persistent inflows from retail investors. For the 12-month period ended December 31, 2021 inflows totaled approximately $45.4 billion, which compares to outflows of $27.0 billion in 2020.
Corporate bonds returned -1.57% (Gross of Fees) and represented 6.7% of the portfolio as of December 31, 2021. Over the course of 2021, financial markets responded to continued progress in the economic recovery from the pandemic. The persistence of supply chain disruptions and rising inflation eventually caused the Fed to pivot from its “transitory” narrative to a policy stance of needing to withdraw monetary accommodation. In response, Treasury yields increased, ending the year materially higher. The 5-year yield ended at 1.26%, 90 bps higher and the 10-year yield ended at 1.51%, 60 bps higher. The influence on returns from higher yields outweighed the positive effects from a strong environment for corporate credit. In general, growth in corporate earnings was robust, balance sheets were firm, and inflows were steady for corporate bond funds and ETFs. These factors contributed to an improvement in credit spreads even as yields were higher. The Bloomberg U.S. Corporate Index ended the year with a yield of 2.33% and an option-adjusted spread of 92 bps.
The MBS asset class returned -0.35% (Gross of Fees) for the year ended December 31, 2021 and represented 6.6% of the portfolio as of December 31, 2021. This compared quite favorably versus the ICE BofA US Mortgage Backed Securities Index, which returned -1.21% for the year. Generally, the sleeve maintained less duration than its benchmark, which aided the performance of the asset class as interest rates across the curve rose over the year. Given our outlook on the broader bond markets, including Fed policy surrounding taper and inflation, we plan to continue to actively manage the Fund versus the Index from duration and asset allocation standpoints. To the extent the curve sees a large bear steepening, likely due to inflationary pressures, treasury supply or volatility, we will look to take advantage of higher longer maturity yields and potentially wider spreads
TIPS returned 5.96% (Gross of Fees) and represented 6.8% of the portfolio as of December 31, 2021. The environment of rising inflation was very supportive of U.S. Treasury-Inflation Protected Securities (TIPS) in 2021. The Consumer Price Index (“CPI”) reached a high of 7.0% in December 2021, up from 1.4% in January. That was the highest reading for the CPI since 1982. Rising inflation is a negative condition for nominal Treasury bonds but is positive for TIPS. As a result, TIPS outperformed nominal Treasury bonds with the ICE BofA US Inflation-Linked Treasury Index returning 6.03% compared to -2.38% for the ICE BofA US Treasury Index.
Investment Climate
At this time one year ago, we discussed the potential for the U.S. economy to fully reopen at some point in 2021 following the expedited approval process of the two initial COVID-19 vaccines, which later tallied three, by the U.S. Food and Drug Administration. While the reopening of the economy was looking more feasible as we entered the second half of 2021, those prospects faded with the onset of the Omicron variant, which turned out to be more easily transmissible than the Delta variant that came before it. As things stand heading into 2022, the silver lining is that the Omicron variant appears to be less dangerous (in regard to deaths and hospitalizations) than the Delta variant, especially for those individuals who have been vaccinated and received a booster shot. The bad news is that the COVID-19 pandemic, now nearly two years old, continues to be a disruptive force worldwide.
Suffice it to say, the most unintended consequence of the trillions of dollars of subsidies and stimulus payments funneled into the U.S. economy by the federal government to help mitigate the fallout from COVID-19 is robust inflation. It was likely unintended due to the fact that significant portions of the U.S. economy were not fully reopened, making it challenging to accurately forecast where consumer sentiment would stand. One key measure of inflation is the CPI. The CPI stood at 7.0% on a trailing 12-month basis in December 2021, up from 1.4% in December 2020, according to data from the U.S. Bureau of Labor Statistics. The CPI has not been this elevated since 1982. The definition of inflation is “too many dollars chasing too few goods.” Consumers and businesses spent a lot of the cash they were given by the government, as expected, but the amount of goods available to purchase with said cash were not commensurate with the explosive expansion of the money supply. Hence, higher inflation. The global supply-chain bottlenecks contributed to the shortfall in goods, in our opinion. This is where the Fed comes in.
Fed Chairman Jerome Powell has changed his expectations on inflation from characterizing it as transitory to it being more persistent in nature. In the hopes of keeping inflation from becoming entrenched, the Fed announced it will expedite the tapering of its monthly bond buying program as of December 2021. This program has been successful at pushing down intermediate and longer maturity bond yields and keeping them artificially low to help stimulate economic activity. The Fed will reduce its purchases of Treasuries and mortgage-backed securities by $30 billion per month. At that pace, it should be done buying bonds in the open market by the end of March 2022. It also foresees hiking short-term interest rates three times in 2022. The Federal Funds target rate (upper bound) is currently at 0.25%. Its 40-year average (dating back to 1982 when inflation was as high as it is today) is 3.99%.

Portfolio Commentary and Performance Summary (Continued)
First Trust Multi Income Allocation Portfolio (Continued)
Annual Report
December 31, 2021 (Unaudited)
Return Comparison
		Average Annual Total Returns
	1 Year Ended 12/31/21	5 Years Ended 12/31/21	Inception (5/1/14) to 12/31/21
Fund Performance
First Trust Multi Income Allocation Portfolio - Class I	12.69%	6.37%	5.48%
First Trust Multi Income Allocation Portfolio - Class II	13.07%	6.64%	5.74%
Index Performance
Broad Blended Benchmark(1)	8.75%	9.46%	7.88%
Bloomberg U.S. Aggregate Bond Index(2)	-1.54%	3.57%	3.13%
Russell 3000® Index(3)	25.66%	17.97%	14.64%
Asset Class Blended Benchmark(4)	18.24%	6.45%	5.50%
The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

(1)	The Broad Blended Benchmark returns are split between the Bloomberg U.S. Aggregate Bond Index (60%) and the Russell 3000® Index (40%). The Broad Blended Benchmark returns are calculated by using the monthly return of the two indices during each month shown above. At the beginning of each month the two indices are rebalanced to a 60% and 40% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Broad Blended Benchmark for each period shown above.
(2)	The Bloomberg U.S. Aggregate Bond Index represents the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bonds included in the index are U.S. dollar denominated; have a fixed rate coupon; carry an investment-grade rating; have at least one year to final maturity; and meet certain criteria for minimum amount of outstanding par value. (The index reflects no deduction for fees, expenses or taxes).
(3)	The Russell 3000® Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).
(4)	The Asset Class Blended Benchmark is weighted to include nine indexes: Dow Jones U.S. Select Dividend TM Index (15%), ICE BofA Fixed Rate Preferred Securities Index (8%), Alerian MLP Index (15%), S&P U.S. REIT Index (15%), ICE BofA U.S. High Yield Index (8%), S&P/LSTA Leveraged Loan Index (15%), Bloomberg U.S. Corporate Investment-Grade Index (8%), ICE BofA U.S. MBS Index (8%), and ICE BofA U.S. Inflation-Linked Treasury Index (8%).The Asset Class Benchmark returns are calculated by using the monthly return of the nine indices during each period shown above. At the beginning of each month the nine indices are rebalanced to a 15%, 8%, 15%, 15%, 8%, 15%, 8%, 8% and 8% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Asset Class Blended Benchmark for each period shown above.

Portfolio Commentary and Performance Summary (Continued)
First Trust Multi Income Allocation Portfolio (Continued)
Annual Report
December 31, 2021 (Unaudited)
Top Ten Holdings	% of Total Investments
First Trust Senior Loan ETF	15.3%
First Trust Tactical High Yield ETF	8.6
iShares iBoxx $ Investment Grade Corporate Bond ETF	5.4
First Trust Preferred Securities and Income ETF	5.0
First Trust Low Duration Opportunities ETF	4.9
First Trust Institutional Preferred Securities and Income ETF	1.7
Enterprise Products Partners, L.P.	1.5
Magellan Midstream Partners, L.P.	1.4
iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	1.4
Public Service Enterprise Group, Inc.	1.0
Total	46.2%

Sector Allocation	% of Total Investments
Exchange-Traded Funds	42.3%
Common Stocks
Utilities	8.8
Information Technology	5.0
Energy	3.9
Health Care	2.8
Industrials	2.6
Consumer Discretionary	2.2
Financials	2.2
Consumer Staples	0.8
Materials	0.6
Communication Services	0.4
Total Common Stocks	29.3%
Real Estate Investment Trusts
Financials	13.2
Total Real Estate Investment Trusts	13.2%
U.S. Government Bonds and Notes	7.0%
Master Limited Partnerships
Energy	5.4
Utilities	1.0
Materials	0.5
Total Master Limited Partnerships	6.9%
U.S. Government Agency Mortgage-Backed Securities	1.3%
Mortgage-Backed Securities	0.0% *
Total	100.0%

*	Amount is less than 0.1%.

Portfolio Commentary and Performance Summary (Continued)
First Trust Dorsey Wright Tactical Core Portfolio
Annual Report
December 31, 2021 (Unaudited)
Advisor
First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust Dorsey Wright Tactical Core Portfolio (the “Fund”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the Fund.
Portfolio Management Team
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director, First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director, First Trust
Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
Todd Larson, Senior Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust
Eric R. Maisel, Senior Vice President, First Trust
First Trust Dorsey Wright Tactical Core Portfolio
For the year ended December 31, 2021, the Fund’s Class I Shares returned 13.87% versus 15.86% for the Broad Blended Benchmark: 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index.
The Fund seeks to provide total return. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including any investment borrowings) in exchange-traded funds (“ETFs”) and cash and cash equivalents that comprise the Dorsey Wright Tactical Tilt Moderate Core Index (the “Index”). It is expected that a majority of the ETFs in which the Fund invests will be advised by First Trust.
The Index is owned and was developed by Dorsey, Wright & Associates (the “Index Provider”). The Index is constructed pursuant to the Index Provider’s proprietary methodology, which takes into account the performance of four distinct asset classes relative to one another. The Index is designed to strategically allocate its investments among (i) domestic equity securities; (ii) international equity securities; (iii) fixed income securities; and (iv) cash and cash equivalents. The Index will gain exposure to the first three asset classes by investing in ETFs that invest in such assets. The Index Provider has retained Nasdaq, Inc. (“Nasdaq”) to calculate and maintain the Index.
The Index will utilize the Dynamic Asset Level Investing (“DALI”) asset allocation process developed by the Index Provider in order to allocate assets over the four asset classes. The asset class allocations are determined using a relative strength methodology that is based upon each asset class’s market performance and characteristics that offer the greatest potential to outperform the other asset classes at a given time. Relative strength is a momentum technique that relies on unbiased, unemotional, and objective data, rather than biased forecasting and subjective research. Relative strength is a way of recording historic performance patterns, and the Index Provider uses relative strength signals as a trend indicator for current momentum trends of each asset class against the others.
Performance Review
There were no changes to the allocations for the four asset classes in 2021, and at the end of 2021, the Fund had the following allocations: domestic equity securities (73.0%), international equity securities (4.9%), fixed income securities (19.6%), and cash equivalents (2.5%). In 2021, the Fund was overweight equities relative to the Broad Blended Benchmark which resulted in a positive allocation impact.  The Fund’s equity holdings lagged the performance of the S&P 500® Index and the largest detracting holdings were the First Trust Nasdaq Oil & Gas ETF and the First Trust Small Cap Value AlphaDEX® Fund.  The Fund’s largest contributing holdings to performance in 2021 were the First Trust NASDAQ-100-Technology Sector Index Fund and the First Trust Small Cap Growth AlphaDEX® Fund.

Portfolio Commentary and Performance Summary (Continued)
First Trust Dorsey Wright Tactical Core Portfolio (Continued)
Annual Report
December 31, 2021 (Unaudited)
Return Comparison
		Average Annual Total Returns
	1 Year Ended 12/31/21	5 Years Ended 12/31/21	Inception (10/30/15) to 12/31/21
Fund Performance
First Trust Dorsey Wright Tactical Core Portfolio - Class I	13.87%	10.57%	8.55%
First Trust Dorsey Wright Tactical Core Portfolio - Class II	13.84%	10.75%	8.69%
Index Performance
Broad Blended Benchmark(1)	15.86%	12.62%	11.36%
Bloomberg U.S. Aggregate Bond Index(2)	-1.54%	3.57%	3.22%
S&P 500® Index(3)	28.71%	18.47%	16.60%
The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

(1)	The Broad Blended Benchmark return is split between the Bloomberg U.S. Aggregate Bond Index (40%) and the S&P 500® Index (60%). The Broad Blended Benchmark returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 40% and 60% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Broad Blended Benchmark for each period shown above.
(2)	The Bloomberg U.S. Aggregate Bond Index represents the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bonds included in the index are U.S. dollar denominated; have a fixed rate coupon; carry an investment-grade rating; have at least one year to final maturity; and meet certain criteria for minimum amount of outstanding par value. (The index reflects no deduction for fees, expenses or taxes).
(3)	The S&P 500® Index is an unmanaged index of 500 stocks used to measure large-cap U.S. stock market performance. (The index reflects no deduction for fees, expenses or taxes).

Portfolio Commentary and Performance Summary (Continued)
First Trust Dorsey Wright Tactical Core Portfolio (Continued)
Annual Report
December 31, 2021 (Unaudited)
Top Ten Holdings	% of Total Investments
First Trust Small Cap Growth AlphaDEX® Fund	9.7%
First Trust Nasdaq Oil & Gas ETF	9.7
First Trust Mid Cap Growth AlphaDEX® Fund	9.6
First Trust NASDAQ-100-Technology Sector Index Fund	9.3
First Trust Industrials/Producer Durables AlphaDEX® Fund	9.3
First Trust Nasdaq Transportation ETF	9.1
First Trust Mid Cap Value AlphaDEX® Fund	9.1
First Trust Consumer Discretionary AlphaDEX® Fund	9.0
iShares Core U.S. Aggregate Bond ETF	6.1
SPDR Bloomberg High Yield Bond ETF	3.6
Total	84.5%

Portfolio Commentary and Performance Summary (Continued)
First Trust Capital Strength Portfolio
Annual Report
December 31, 2021 (Unaudited)
Advisor
First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust Capital Strength Portfolio (the “Fund”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the Fund.
Portfolio Management Team
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director, First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director, First Trust
Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust
First Trust Capital Strength Portfolio
For the year ended December 31, 2021, the Fund’s Class I Shares returned 25.29% versus 28.71% for the S&P 500® Index.
The Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called The Capital Strength IndexSM (the “Index”). The Fund will normally invest at least 80% of its net assets (including investment borrowings) in the common stocks and real estate investment trusts that comprise the Index. The Index seeks to provide exposure to well-capitalized companies with strong market positions that have the potential to provide their stockholders with a greater degree of stability and performance over time. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public.
For the year ended December 31, 2021, the Fund lagged the broad market, resembling the relative performance of the two most dominant factor exposures in the Fund. Low Volatility and Quality both mildly underperformed the Index during the period despite a strong fourth quarter from both factors. Fund underperformance was also largely driven by sector allocation. The Fund held an overweight position in the Consumer Staples and Industrials sectors which were two of the three worst performing sectors in the Index. The Fund also held underweight positions in the Energy and Real Estate sectors which, although representing a small portion of the Index, were the two best performing sectors in the Index for 2021. Stock selection effects were overall neutral with outperformance within Information Technology and underperformance within Financials.
Return Comparison
		Average Annual Total Returns
	1 Year Ended 12/31/21	Inception (5/1/20) to 12/31/21
Fund Performance
First Trust Capital Strength Portfolio - Class I	25.29%	30.33%
First Trust Capital Strength Portfolio - Class II	25.60%	30.62%
Index Performance
S&P 500® Index(1)	28.71%	38.81%
The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

(1)	The S&P 500® Index is an unmanaged index of 500 stocks used to measure large-cap U.S. stock market performance. (The index reflects no deduction for fees, expenses or taxes).

Portfolio Commentary and Performance Summary (Continued)
First Trust Capital Strength Portfolio (Continued)
Annual Report
December 31, 2021 (Unaudited)

Top Ten Holdings	% of Total Investments
Broadcom, Inc.	2.4%
Costco Wholesale Corp.	2.3
Keysight Technologies, Inc.	2.3
Accenture PLC, Class A	2.2
Zoetis, Inc.	2.2
Abbott Laboratories	2.2
Home Depot (The), Inc.	2.2
UnitedHealth Group, Inc.	2.2
Intuit, Inc.	2.1
Automatic Data Processing, Inc.	2.1
Total	22.2%
Sector Allocation	% of Total Investments
Information Technology	25.4%
Health Care	18.3
Industrials	17.2
Consumer Staples	16.5
Financials	11.3
Consumer Discretionary	5.5
Materials	3.9
Communication Services	1.9
Total	100.0%

Portfolio Commentary and Performance Summary (Continued)
First Trust International Developed Capital Strength Portfolio
Annual Report
December 31, 2021 (Unaudited)
Advisor
First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust International Developed Capital Strength Portfolio (the “Fund”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the Fund.
Portfolio Management Team
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director, First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director, First Trust
Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust
First Trust International Developed Capital Strength Portfolio
For the year ended December 31, 2021, the Fund’s Class I Shares returned 19.24% versus 12.62% for the MSCI World ex USA Index.
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in the common stocks that comprise The International Developed Capital Strength IndexSM (the “Index”). The Index seeks to provide exposure to well-capitalized non-U.S. companies in developed markets with strong market positions that have the potential to provide their stockholders with a greater degree of stability and performance over time.  The Fund may invest in securities of any market capitalization. The Index is rebalanced and reconstituted semi-annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public.
For the year ended December 31, 2021, the Fund outperformed the Index by a healthy margin, particularly in the back half of the year when the quality and low volatility factors were super effective. Stock selection was particularly strong throughout the year, especially within the Health Care and Industrials sectors which were the two sectors that contributed the most to the Fund’s total return. The Fund also benefited from sector allocation as it held underweight positions in the Communication Services and Utilities sectors which were the two worst performing sectors in the Index during the same period. An underweight position in the best-performing Energy sector and poor stock selection within the Communication Services sector detracted from the Fund’s outperformance. On a country basis, the Fund benefited from an overweight allocation to Sweden and an underweight allocation to Japan. Stock selection within Japan was the greatest detractor from relative outperformance in the Fund during the period as three of the four bottom contributing stocks to the Fund’s return came from Japan. The Fund also outperformed due to strong stock selection in Switzerland, the United Kingdom and Australia.
Return Comparison
		Average Annual Total Returns
	1 Year Ended 12/31/21	Inception (5/1/20) to 12/31/21
Fund Performance
First Trust International Developed Capital Strength Portfolio - Class I	19.24%	33.63%
First Trust International Developed Capital Strength Portfolio - Class II	19.44%	33.93%
Index Performance
MSCI World ex USA Index(1)	12.62%	27.36%
The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

(1)	The MSCI World ex USA Index includes developed markets and is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies.

Portfolio Commentary and Performance Summary (Continued)
First Trust International Developed Capital Strength Portfolio (Continued)
Annual Report
December 31, 2021 (Unaudited)

Top Ten Holdings	% of Total Investments
Sika AG	2.4%
Ferguson PLC	2.3
Goodman Group	2.3
Hermes International	2.2
Sonic Healthcare Ltd.	2.2
Merck KGaA	2.2
SGS S.A.	2.2
Nestle S.A.	2.1
Capgemini SE	2.1
GlaxoSmithKline PLC	2.1
Total	22.1%
Sector Allocation	% of Total Investments
Industrials	32.2%
Health Care	18.2
Consumer Staples	13.9
Financials	11.4
Information Technology	11.4
Consumer Discretionary	6.3
Materials	4.3
Real Estate	2.3
Total	100.0%

First Trust Variable Insurance Trust
Understanding Your Fund Expenses
December 31, 2021 (Unaudited)
As a shareholder of First Trust Dow/Jones Dividend & Income Allocation Portfolio, First Trust Multi Income Allocation Portfolio, First Trust Dorsey Wright Tactical Core Portfolio, First Trust Capital Strength Portfolio or First Trust International Developed Capital Strength Portfolio (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2021.
Actual Expenses
The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Actual Expenses			Hypothetical (5% Return Before Expenses)
	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period 7/1/2021 - 12/31/2021 (a)	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period 7/1/2021 - 12/31/2021 (a)	Annualized Expense Ratios (b)
First Trust/Dow Jones Dividend & Income Allocation Portfolio
Class I	$ 1,000.00	$ 1,047.10	$ 6.14	$ 1,000.00	$ 1,019.21	$ 6.06	1.19%
Class II	$ 1,000.00	$ 1,049.10	$ 4.85	$ 1,000.00	$ 1,020.47	$ 4.79	0.94%
First Trust Multi Income Allocation Portfolio (c)
Class I	$ 1,000.00	$ 1,049.40	$ 4.29	$ 1,000.00	$ 1,021.02	$ 4.23	0.83%
Class II	$ 1,000.00	$ 1,050.80	$ 3.00	$ 1,000.00	$ 1,022.28	$ 2.96	0.58%
First Trust Dorsey Wright Tactical Core Portfolio (c)
Class I	$ 1,000.00	$ 1,018.50	$ 3.66	$ 1,000.00	$ 1,021.58	$ 3.67	0.72%
Class II	$ 1,000.00	$ 1,019.40	$ 2.39	$ 1,000.00	$ 1,022.84	$ 2.40	0.47%

First Trust Variable Insurance Trust
Understanding Your Fund Expenses (Continued)
December 31, 2021 (Unaudited)
		Actual Expenses			Hypothetical (5% Return Before Expenses)
	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period 7/1/2021 - 12/31/2021 (a)	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period 7/1/2021 - 12/31/2021 (a)	Annualized Expense Ratios (b)
First Trust Capital Strength Portfolio
Class I	$ 1,000.00	$ 1,118.20	$ 5.87	$ 1,000.00	$ 1,019.66	$ 5.60	1.10%
Class II	$ 1,000.00	$ 1,119.70	$ 4.54	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
First Trust International Developed Capital Strength Portfolio
Class I	$ 1,000.00	$ 1,069.30	$ 6.26	$ 1,000.00	$ 1,019.16	$ 6.11	1.20%
Class II	$ 1,000.00	$ 1,070.60	$ 4.96	$ 1,000.00	$ 1,020.42	$ 4.84	0.95%

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (July 1, 2021 through December 31, 2021), multiplied by 184/365 (to reflect the six-month period).
(b)	These expense ratios reflect expense caps. First Trust Multi Income Allocation Portfolio expense ratios reflect an additional waiver. See Note 3 in the Notes to Financial Statements.
(c)	Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments
December 31, 2021
Shares	Description	Value
COMMON STOCKS – 57.6%
	Aerospace & Defense – 1.6%
21,103	General Dynamics Corp.	$4,399,342
21,427	Huntington Ingalls Industries, Inc.	4,001,278
11,987	Lockheed Martin Corp.	4,260,300
11,486	Northrop Grumman Corp.	4,445,886
		17,106,806
	Air Freight & Logistics – 1.2%
47,549	CH Robinson Worldwide, Inc.	5,117,699
34,725	Expeditors International of Washington, Inc.	4,663,220
22,640	Forward Air Corp.	2,741,478
		12,522,397
	Auto Components – 0.4%
125,432	Gentex Corp.	4,371,305
	Banks – 6.0%
91,282	Cathay General Bancorp	3,924,213
62,336	Commerce Bancshares, Inc.	4,284,977
50,392	Community Bank System, Inc.	3,753,196
152,331	CVB Financial Corp.	3,261,407
85,555	First Commonwealth Financial Corp.	1,376,580
90,027	First Financial Bankshares, Inc.	4,576,973
253,944	First Horizon Corp.	4,146,906
102,751	First Interstate BancSystem, Inc., Class A	4,178,883
230,341	Fulton Financial Corp.	3,915,797
74,738	Glacier Bancorp, Inc.	4,237,645
26,529	Heartland Financial USA, Inc.	1,342,633
115,646	Hilltop Holdings, Inc.	4,063,800
29,459	Lakeland Financial Corp.	2,360,844
53,261	Popular, Inc.	4,369,532
58,158	Prosperity Bancshares, Inc.	4,204,823
40,413	Sandy Spring Bancorp, Inc.	1,943,057
48,562	ServisFirst Bancshares, Inc.	4,124,856
42,775	UMB Financial Corp.	4,538,855
		64,604,977
	Biotechnology – 0.4%
19,453	Amgen, Inc.	4,376,341
	Building Products – 0.5%
67,738	A.O. Smith Corp.	5,815,307
	Capital Markets – 5.5%
4,933	BlackRock, Inc.	4,516,457
33,399	Cboe Global Markets, Inc.	4,355,230
30,947	Evercore, Inc., Class A	4,204,150
10,479	FactSet Research Systems, Inc.	5,092,899
44,744	Hamilton Lane, Inc., Class A	4,636,373
44,916	Houlihan Lokey, Inc.	4,649,704
36,028	Intercontinental Exchange, Inc.	4,927,550
14,618	Piper Sandler Cos.	2,609,459
44,828	Raymond James Financial, Inc.	4,500,731
69,760	SEI Investments Co.	4,251,174
60,870	Stifel Financial Corp.	4,286,465
21,031	T Rowe Price Group, Inc.	4,135,536
169,331	Virtu Financial, Inc., Class A	4,881,813
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Capital Markets (Continued)
8,185	Virtus Investment Partners, Inc.	$2,431,764
		59,479,305
	Chemicals – 2.7%
16,152	Air Products and Chemicals, Inc.	4,914,407
26,838	Balchem Corp.	4,524,887
27,461	Celanese Corp.	4,615,096
45,181	FMC Corp.	4,964,940
5,672	NewMarket Corp.	1,943,908
14,788	Sherwin-Williams (The) Co.	5,207,742
24,449	Stepan Co.	3,038,766
		29,209,746
	Commercial Services & Supplies – 0.8%
27,700	Tetra Tech, Inc.	4,703,460
16,247	UniFirst Corp.	3,418,369
		8,121,829
	Communications Equipment – 0.4%
76,001	Cisco Systems, Inc.	4,816,183
	Construction & Engineering – 0.7%
28,764	Comfort Systems USA, Inc.	2,845,910
35,853	EMCOR Group, Inc.	4,567,314
		7,413,224
	Containers & Packaging – 0.4%
30,099	Packaging Corp. of America	4,097,979
	Distributors – 0.5%
9,523	Pool Corp.	5,390,018
	Diversified Consumer Services – 0.5%
68,648	Service Corp. International	4,873,322
	Diversified Financial Services – 0.4%
67,385	Voya Financial, Inc.	4,468,299
	Electrical Equipment – 0.5%
33,358	AMETEK, Inc.	4,904,960
	Electronic Equipment, Instruments & Components – 0.2%
51,951	Methode Electronics, Inc.	2,554,431
	Entertainment – 0.3%
53,453	Activision Blizzard, Inc.	3,556,228
	Food & Staples Retailing – 0.5%
9,206	Costco Wholesale Corp.	5,226,246
	Food Products – 2.5%
175,063	Flowers Foods, Inc.	4,808,981
24,442	Hershey (The) Co.	4,728,794
100,896	Hormel Foods Corp.	4,924,734
34,464	JM Smucker (The) Co.	4,680,900
19,675	Lancaster Colony Corp.	3,258,180
71,103	Mondelez International, Inc., Class A	4,714,840
		27,116,429

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Gas Utilities – 0.4%
97,061	UGI Corp.	$4,456,070
	Health Care Equipment & Supplies – 0.5%
35,019	Abbott Laboratories	4,928,574
	Health Care Providers & Services – 1.8%
8,894	Chemed Corp.	4,705,282
20,667	Cigna Corp.	4,745,763
10,630	Humana, Inc.	4,930,832
10,587	UnitedHealth Group, Inc.	5,316,156
		19,698,033
	Hotels, Restaurants & Leisure – 0.4%
45,295	Texas Roadhouse, Inc.	4,043,938
	Household Durables – 0.6%
26,610	Garmin Ltd.	3,623,484
83,522	La-Z-Boy, Inc.	3,032,684
		6,656,168
	Household Products – 0.9%
50,100	Church & Dwight Co., Inc.	5,135,250
29,590	Procter & Gamble (The) Co.	4,840,332
		9,975,582
	Insurance – 5.5%
79,354	Aflac, Inc.	4,633,480
32,494	Allstate (The) Corp.	3,822,919
23,846	Chubb, Ltd.	4,609,670
36,217	Cincinnati Financial Corp.	4,126,203
91,238	Fidelity National Financial, Inc.	4,760,799
61,696	First American Financial Corp.	4,826,478
29,173	Hanover Insurance Group (The), Inc.	3,823,413
46,168	Horace Mann Educators Corp.	1,786,702
58,693	Mercury General Corp.	3,114,250
178,848	Old Republic International Corp.	4,396,084
45,766	Progressive (The) Corp.	4,697,880
50,022	Selective Insurance Group, Inc.	4,098,803
32,836	Stewart Information Services Corp.	2,618,014
27,214	Travelers (The) Cos., Inc.	4,257,086
17,796	Willis Towers Watson PLC	4,226,372
		59,798,153
	IT Services – 3.1%
12,931	Accenture PLC, Class A	5,360,546
20,692	Automatic Data Processing, Inc.	5,102,233
44,312	CSG Systems International, Inc.	2,553,258
25,215	Jack Henry & Associates, Inc.	4,210,653
49,721	Maximus, Inc.	3,961,272
36,787	Paychex, Inc.	5,021,426
18,571	Visa, Inc., Class A	4,024,521
204,587	Western Union (The) Co.	3,649,832
		33,883,741
	Leisure Products – 0.5%
51,046	Acushnet Holdings Corp.	2,709,522
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Leisure Products (Continued)
42,367	Sturm Ruger & Co., Inc.	$2,881,803
		5,591,325
	Life Sciences Tools & Services – 0.5%
7,241	Thermo Fisher Scientific, Inc.	4,831,485
	Machinery – 4.3%
117,122	Allison Transmission Holdings, Inc.	4,257,385
21,549	Caterpillar, Inc.	4,455,040
18,422	Cummins, Inc.	4,018,575
12,346	Deere & Co.	4,233,320
46,129	Franklin Electric Co., Inc.	4,361,958
59,122	Graco, Inc.	4,766,416
32,120	Lincoln Electric Holdings, Inc.	4,479,776
58,905	Mueller Industries, Inc.	3,496,601
17,370	Nordson Corp.	4,434,040
19,798	Snap-on, Inc.	4,264,093
42,467	Toro (The) Co.	4,242,878
		47,010,082
	Marine – 0.4%
51,254	Matson, Inc.	4,614,398
	Metals & Mining – 1.2%
76,183	Newmont Corp.	4,724,870
29,046	Reliance Steel & Aluminum Co.	4,711,842
69,437	Worthington Industries, Inc.	3,795,426
		13,232,138
	Multiline Retail – 0.8%
19,500	Dollar General Corp.	4,598,685
18,083	Target Corp.	4,185,130
		8,783,815
	Pharmaceuticals – 1.3%
25,615	Johnson & Johnson	4,381,958
55,076	Merck & Co., Inc.	4,221,025
21,308	Zoetis, Inc.	5,199,791
		13,802,774
	Professional Services – 1.6%
52,133	Booz Allen Hamilton Holding Corp.	4,420,357
36,560	Exponent, Inc.	4,267,649
20,075	Kforce, Inc.	1,510,042
37,712	ManTech International Corp., Class A	2,750,336
41,231	Robert Half International, Inc.	4,598,081
		17,546,465
	Road & Rail – 0.9%
26,212	Landstar System, Inc.	4,692,472
14,465	Old Dominion Freight Line, Inc.	5,183,967
		9,876,439
	Semiconductors & Semiconductor Equipment – 1.5%
77,642	Intel Corp.	3,998,563
41,790	Power Integrations, Inc.	3,881,873
25,105	Skyworks Solutions, Inc.	3,894,790

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Semiconductors & Semiconductor Equipment (Continued)
21,522	Texas Instruments, Inc.	$4,056,251
		15,831,477
	Software – 1.3%
47,009	Dolby Laboratories, Inc., Class A	4,476,197
7,668	Intuit, Inc.	4,932,211
14,673	Microsoft Corp.	4,934,823
		14,343,231
	Specialty Retail – 2.1%
19,803	Advance Auto Parts, Inc.	4,750,344
39,133	Best Buy Co., Inc.	3,975,913
12,602	Home Depot (The), Inc.	5,229,956
38,004	Ross Stores, Inc.	4,343,097
20,417	Tractor Supply Co.	4,871,496
		23,170,806
	Textiles, Apparel & Luxury Goods – 0.4%
43,163	Columbia Sportswear Co.	4,205,803
	Thrifts & Mortgage Finance – 0.1%
109,485	Northwest Bancshares, Inc.	1,550,308
	Trading Companies & Distributors – 1.5%
80,154	Fastenal Co.	5,134,665
51,587	MSC Industrial Direct Co., Inc., Class A	4,336,403
28,531	Rush Enterprises, Inc., Class A	1,587,465
15,633	Watsco, Inc.	4,891,253
		15,949,786
	Total Common Stocks	623,805,923
	(Cost $489,918,195)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 34.7%
	Aerospace & Defense – 1.4%
$750,000	Boeing (The) Co.	1.88%	06/15/23	756,540
1,000,000	Boeing (The) Co.	1.95%	02/01/24	1,012,021
1,000,000	Boeing (The) Co.	1.43%	02/04/24	999,101
500,000	Boeing (The) Co.	2.75%	02/01/26	515,047
1,000,000	Boeing (The) Co.	2.20%	02/04/26	1,000,260
500,000	Boeing (The) Co.	2.70%	02/01/27	509,061
500,000	Boeing (The) Co.	3.25%	02/01/28	521,824
250,000	Boeing (The) Co.	3.20%	03/01/29	257,764
500,000	Boeing (The) Co.	2.95%	02/01/30	510,471
500,000	Boeing (The) Co.	3.63%	02/01/31	534,366
1,000,000	Boeing (The) Co.	5.71%	05/01/40	1,289,329
1,500,000	Boeing (The) Co.	3.75%	02/01/50	1,568,731
500,000	Northrop Grumman Corp.	2.93%	01/15/25	521,391
500,000	Northrop Grumman Corp.	3.25%	01/15/28	535,967
750,000	Northrop Grumman Corp.	4.03%	10/15/47	889,222
250,000	Northrop Grumman Corp.	5.25%	05/01/50	352,282
1,000,000	Raytheon Technologies Corp.	4.63%	11/16/48	1,288,655
250,000	Raytheon Technologies Corp.	3.13%	07/01/50	257,049
1,000,000	Raytheon Technologies Corp.	2.82%	09/01/51	968,243
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Aerospace & Defense (Continued)
$500,000	Textron, Inc.	2.45%	03/15/31	$492,588
				14,779,912
	Air Freight & Logistics – 0.4%
1,000,000	FedEx Corp.	2.40%	05/15/31	1,004,210
1,750,000	FedEx Corp.	3.25%	05/15/41	1,796,041
1,500,000	FedEx Corp.	4.55%	04/01/46	1,807,603
				4,607,854
	Airlines – 0.1%
250,000	Southwest Airlines Co.	5.25%	05/04/25	277,996
250,000	Southwest Airlines Co.	5.13%	06/15/27	286,186
				564,182
	Automobiles – 0.6%
2,000,000	Nissan Motor Acceptance Co. LLC (a)	1.13%	09/16/24	1,966,705
1,000,000	Nissan Motor Acceptance Co. LLC (a)	2.00%	03/09/26	986,421
1,500,000	Nissan Motor Acceptance Co. LLC (a)	1.85%	09/16/26	1,465,926
1,000,000	Nissan Motor Acceptance Co. LLC (a)	2.75%	03/09/28	994,529
1,500,000	Nissan Motor Acceptance Co. LLC (a)	2.45%	09/15/28	1,460,327
				6,873,908
	Banks – 6.8%
2,000,000	Bank of America Corp. (b)	0.98%	04/22/25	1,985,344
500,000	Bank of America Corp. (b)	3.09%	10/01/25	520,680
500,000	Bank of America Corp. (b)	2.46%	10/22/25	513,973
750,000	Bank of America Corp. (b)	2.02%	02/13/26	760,495
400,000	Bank of America Corp.	4.45%	03/03/26	441,030
950,000	Bank of America Corp.	3.50%	04/19/26	1,024,908
1,000,000	Bank of America Corp. (b)	1.20%	10/24/26	981,021
500,000	Bank of America Corp. (b)	3.56%	04/23/27	535,256
500,000	Bank of America Corp. (b)	3.82%	01/20/28	542,141
500,000	Bank of America Corp. (b)	3.71%	04/24/28	543,358
500,000	Bank of America Corp. (b)	3.59%	07/21/28	538,907
1,091,000	Bank of America Corp. (b)	3.42%	12/20/28	1,166,395
1,000,000	Bank of America Corp. (b)	2.09%	06/14/29	994,581
500,000	Bank of America Corp. (b)	4.27%	07/23/29	558,272
500,000	Bank of America Corp. (b)	3.97%	02/07/30	551,734
500,000	Bank of America Corp. (b)	3.19%	07/23/30	528,293
500,000	Bank of America Corp. (b)	2.88%	10/22/30	517,289
500,000	Bank of America Corp. (b)	1.90%	07/23/31	479,591
1,000,000	Bank of America Corp. (b)	1.92%	10/24/31	961,104
500,000	Bank of America Corp. (b)	2.57%	10/20/32	503,363
1,500,000	Bank of America Corp. (b)	2.48%	09/21/36	1,456,303
500,000	Bank of America Corp. (b)	4.08%	04/23/40	576,932
1,000,000	Bank of America Corp. (b)	2.68%	06/19/41	966,929
2,000,000	Bank of America Corp. (b)	3.31%	04/22/42	2,111,910
500,000	Bank of America Corp. (b)	3.95%	01/23/49	587,172
500,000	Bank of America Corp. (b)	4.33%	03/15/50	622,273
500,000	Bank of America Corp. (b)	2.83%	10/24/51	494,289
750,000	Bank of America Corp. (b)	2.97%	07/21/52	757,168
5,000,000	Citigroup, Inc. (b)	0.78%	10/30/24	4,970,429
500,000	Citigroup, Inc. (b)	3.35%	04/24/25	522,443
2,000,000	Citigroup, Inc. (b)	0.98%	05/01/25	1,985,621
450,000	Citigroup, Inc.	4.60%	03/09/26	496,992

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Banks (Continued)
$500,000	Citigroup, Inc. (b)	3.11%	04/08/26	$524,723
3,000,000	Citigroup, Inc. (b)	1.12%	01/28/27	2,924,950
3,000,000	Citigroup, Inc. (b)	1.46%	06/09/27	2,949,863
350,000	Citigroup, Inc.	4.45%	09/29/27	390,785
500,000	Citigroup, Inc. (b)	3.89%	01/10/28	542,702
1,000,000	Citigroup, Inc. (b)	3.67%	07/24/28	1,080,078
500,000	Citigroup, Inc.	4.13%	07/25/28	549,602
500,000	Citigroup, Inc. (b)	3.52%	10/27/28	537,120
500,000	Citigroup, Inc. (b)	3.98%	03/20/30	552,931
1,000,000	Citigroup, Inc. (b)	2.98%	11/05/30	1,040,496
500,000	Citigroup, Inc. (b)	2.67%	01/29/31	508,602
2,000,000	Citigroup, Inc. (b)	2.56%	05/01/32	2,014,778
500,000	Citigroup, Inc. (b)	3.88%	01/24/39	570,990
1,500,000	Citigroup, Inc. (b)	2.90%	11/03/42	1,492,459
750,000	Citigroup, Inc.	4.75%	05/18/46	927,462
500,000	Citigroup, Inc. (b)	4.28%	04/24/48	617,892
500,000	Citigroup, Inc.	4.65%	07/23/48	645,754
1,000,000	JPMorgan Chase & Co. (b)	0.56%	02/16/25	986,152
2,000,000	JPMorgan Chase & Co. (b)	0.82%	06/01/25	1,978,087
3,500,000	JPMorgan Chase & Co. (b)	0.97%	06/23/25	3,468,512
500,000	JPMorgan Chase & Co. (b)	2.30%	10/15/25	511,790
500,000	JPMorgan Chase & Co. (b)	1.05%	11/19/26	487,601
500,000	JPMorgan Chase & Co. (b)	1.04%	02/04/27	484,408
500,000	JPMorgan Chase & Co. (b)	1.58%	04/22/27	494,637
1,000,000	JPMorgan Chase & Co. (b)	1.47%	09/22/27	981,256
500,000	JPMorgan Chase & Co. (b)	3.78%	02/01/28	541,974
500,000	JPMorgan Chase & Co. (b)	3.54%	05/01/28	543,765
500,000	JPMorgan Chase & Co. (b)	3.51%	01/23/29	536,446
1,000,000	JPMorgan Chase & Co. (b)	2.07%	06/01/29	993,443
500,000	JPMorgan Chase & Co. (b)	4.20%	07/23/29	560,227
500,000	JPMorgan Chase & Co. (b)	3.70%	05/06/30	547,432
500,000	JPMorgan Chase & Co. (b)	2.96%	05/13/31	518,763
500,000	JPMorgan Chase & Co. (b)	1.76%	11/19/31	474,983
1,000,000	JPMorgan Chase & Co. (b)	2.58%	04/22/32	1,015,068
1,000,000	JPMorgan Chase & Co. (b)	2.53%	11/19/41	955,726
2,000,000	JPMorgan Chase & Co. (b)	3.16%	04/22/42	2,097,693
500,000	JPMorgan Chase & Co. (b)	4.26%	02/22/48	614,813
750,000	JPMorgan Chase & Co. (b)	3.96%	11/15/48	884,847
500,000	JPMorgan Chase & Co. (b)	3.90%	01/23/49	583,483
2,000,000	JPMorgan Chase & Co. (b)	3.33%	04/22/52	2,153,686
500,000	Wells Fargo & Co. (b)	2.41%	10/30/25	512,640
500,000	Wells Fargo & Co. (b)	2.16%	02/11/26	507,952
550,000	Wells Fargo & Co.	3.00%	04/22/26	578,605
500,000	Wells Fargo & Co. (b)	3.58%	05/22/28	538,256
750,000	Wells Fargo & Co.	4.75%	12/07/46	941,276
				73,560,904
	Beverages – 0.6%
875,000	Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.	4.70%	02/01/36	1,059,149
1,100,000	Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.	4.90%	02/01/46	1,397,854
250,000	Anheuser-Busch Inbev Worldwide, Inc.	4.75%	01/23/29	291,483
250,000	Anheuser-Busch Inbev Worldwide, Inc.	4.90%	01/23/31	300,860
750,000	Anheuser-Busch Inbev Worldwide, Inc.	4.38%	04/15/38	881,924
250,000	Anheuser-Busch Inbev Worldwide, Inc.	4.35%	06/01/40	295,176
250,000	Anheuser-Busch Inbev Worldwide, Inc.	4.60%	04/15/48	307,062
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Beverages (Continued)
$250,000	Anheuser-Busch Inbev Worldwide, Inc.	5.55%	01/23/49	$347,826
250,000	Anheuser-Busch Inbev Worldwide, Inc.	4.50%	06/01/50	309,928
750,000	Anheuser-Busch Inbev Worldwide, Inc.	4.75%	04/15/58	933,607
250,000	Anheuser-Busch Inbev Worldwide, Inc.	5.80%	01/23/59	363,861
250,000	Constellation Brands, Inc.	2.25%	08/01/31	244,905
				6,733,635
	Biotechnology – 1.1%
1,000,000	AbbVie, Inc.	2.60%	11/21/24	1,038,494
1,000,000	AbbVie, Inc.	2.95%	11/21/26	1,054,912
250,000	AbbVie, Inc.	4.25%	11/14/28	283,177
1,225,000	AbbVie, Inc.	4.05%	11/21/39	1,414,844
275,000	AbbVie, Inc.	4.40%	11/06/42	329,813
300,000	AbbVie, Inc.	4.70%	05/14/45	374,223
250,000	AbbVie, Inc.	4.88%	11/14/48	323,606
1,000,000	AbbVie, Inc.	4.25%	11/21/49	1,201,964
500,000	Amgen, Inc.	1.90%	02/21/25	509,903
750,000	Amgen, Inc.	2.20%	02/21/27	768,672
500,000	Amgen, Inc.	2.45%	02/21/30	509,940
1,000,000	Amgen, Inc.	2.00%	01/15/32	970,746
750,000	Amgen, Inc.	3.15%	02/21/40	772,834
1,000,000	Amgen, Inc.	2.80%	08/15/41	966,346
750,000	Amgen, Inc.	3.38%	02/21/50	785,295
500,000	Gilead Sciences, Inc.	1.20%	10/01/27	484,013
				11,788,782
	Building Products – 0.1%
1,000,000	Masco Corp.	2.00%	02/15/31	960,468
	Capital Markets – 3.6%
500,000	Goldman Sachs Group (The), Inc.	3.63%	02/20/24	524,844
600,000	Goldman Sachs Group (The), Inc.	4.00%	03/03/24	636,551
3,000,000	Goldman Sachs Group (The), Inc. (b)	0.93%	10/21/24	2,988,622
500,000	Goldman Sachs Group (The), Inc.	3.50%	04/01/25	529,258
500,000	Goldman Sachs Group (The), Inc. (b)	3.27%	09/29/25	525,058
600,000	Goldman Sachs Group (The), Inc.	4.25%	10/21/25	655,211
500,000	Goldman Sachs Group (The), Inc. (b)	0.86%	02/12/26	490,740
550,000	Goldman Sachs Group (The), Inc.	3.75%	02/25/26	593,135
500,000	Goldman Sachs Group (The), Inc.	3.50%	11/16/26	533,384
500,000	Goldman Sachs Group (The), Inc. (b)	1.09%	12/09/26	487,735
750,000	Goldman Sachs Group (The), Inc.	3.85%	01/26/27	806,920
1,000,000	Goldman Sachs Group (The), Inc. (b)	1.43%	03/09/27	980,651
1,000,000	Goldman Sachs Group (The), Inc. (b)	1.54%	09/10/27	980,881
1,500,000	Goldman Sachs Group (The), Inc. (b)	1.95%	10/21/27	1,494,981
500,000	Goldman Sachs Group (The), Inc. (b)	3.81%	04/23/29	544,738
500,000	Goldman Sachs Group (The), Inc. (b)	4.22%	05/01/29	556,288
500,000	Goldman Sachs Group (The), Inc.	2.60%	02/07/30	509,385
1,000,000	Goldman Sachs Group (The), Inc. (b)	1.99%	01/27/32	960,877
1,000,000	Goldman Sachs Group (The), Inc. (b)	2.62%	04/22/32	1,009,379
1,500,000	Goldman Sachs Group (The), Inc. (b)	2.65%	10/21/32	1,512,677
500,000	Goldman Sachs Group (The), Inc. (b)	4.02%	10/31/38	574,214
500,000	Goldman Sachs Group (The), Inc. (b)	4.41%	04/23/39	599,743
1,000,000	Goldman Sachs Group (The), Inc. (b)	3.21%	04/22/42	1,041,984
1,000,000	Goldman Sachs Group (The), Inc. (b)	2.91%	07/21/42	999,025
3,000,000	Morgan Stanley (b)	0.79%	05/30/25	2,962,946

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Capital Markets (Continued)
$1,000,000	Morgan Stanley (b)	0.86%	10/21/25	$986,641
1,000,000	Morgan Stanley (b)	1.16%	10/21/25	992,935
800,000	Morgan Stanley	3.88%	01/27/26	866,323
500,000	Morgan Stanley (b)	2.19%	04/28/26	510,408
1,000,000	Morgan Stanley (b)	1.59%	05/04/27	990,388
500,000	Morgan Stanley (b)	3.59%	07/22/28	539,812
500,000	Morgan Stanley (b)	3.77%	01/24/29	544,919
500,000	Morgan Stanley (b)	4.43%	01/23/30	570,763
500,000	Morgan Stanley (b)	2.70%	01/22/31	512,581
1,000,000	Morgan Stanley (b)	1.93%	04/28/32	957,667
2,500,000	Morgan Stanley (b)	2.24%	07/21/32	2,450,721
1,000,000	Morgan Stanley (b)	2.51%	10/20/32	1,001,386
1,000,000	Morgan Stanley (b)	2.48%	09/16/36	963,908
500,000	Morgan Stanley (b)	3.97%	07/22/38	572,195
500,000	Morgan Stanley (b)	4.46%	04/22/39	602,309
1,000,000	Morgan Stanley (b)	3.22%	04/22/42	1,052,598
1,000,000	Morgan Stanley (b)	2.80%	01/25/52	987,671
				38,602,452
	Chemicals – 0.5%
500,000	Dow Chemical (The) Co.	3.63%	05/15/26	539,449
250,000	Dow Chemical (The) Co.	2.10%	11/15/30	246,327
250,000	Dow Chemical (The) Co.	4.80%	05/15/49	319,930
500,000	International Flavors & Fragrances, Inc. (a)	1.23%	10/01/25	489,616
500,000	International Flavors & Fragrances, Inc. (a)	1.83%	10/15/27	491,570
500,000	International Flavors & Fragrances, Inc. (a)	2.30%	11/01/30	491,205
500,000	International Flavors & Fragrances, Inc. (a)	3.27%	11/15/40	510,030
500,000	International Flavors & Fragrances, Inc. (a)	3.47%	12/01/50	526,997
500,000	LYB International Finance III, LLC	3.38%	10/01/40	523,281
750,000	LYB International Finance III, LLC	3.80%	10/01/60	798,114
500,000	Sherwin-Williams (The) Co.	2.90%	03/15/52	491,556
				5,428,075
	Consumer Finance – 1.2%
750,000	Capital One Financial Corp. (b)	2.36%	07/29/32	711,655
250,000	GE Capital Funding LLC	4.55%	05/15/32	296,300
2,500,000	General Motors Financial Co., Inc.	1.05%	03/08/24	2,488,633
1,000,000	General Motors Financial Co., Inc.	1.20%	10/15/24	993,479
1,000,000	General Motors Financial Co., Inc.	2.90%	02/26/25	1,035,042
250,000	General Motors Financial Co., Inc.	2.75%	06/20/25	258,285
500,000	General Motors Financial Co., Inc.	1.25%	01/08/26	489,939
1,000,000	General Motors Financial Co., Inc.	1.50%	06/10/26	985,412
250,000	General Motors Financial Co., Inc.	2.70%	08/20/27	254,659
1,500,000	General Motors Financial Co., Inc.	2.40%	04/10/28	1,508,337
2,000,000	General Motors Financial Co., Inc.	2.40%	10/15/28	1,997,808
500,000	General Motors Financial Co., Inc.	3.60%	06/21/30	534,346
1,000,000	Synchrony Financial	2.88%	10/28/31	1,000,206
				12,554,101
	Diversified Telecommunication Services – 1.9%
3,000,000	AT&T, Inc.	1.70%	03/25/26	2,988,981
500,000	AT&T, Inc.	2.30%	06/01/27	509,389
500,000	AT&T, Inc.	1.65%	02/01/28	490,244
462,000	AT&T, Inc.	4.30%	02/15/30	520,996
500,000	AT&T, Inc.	2.75%	06/01/31	511,237
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Diversified Telecommunication Services (Continued)
$500,000	AT&T, Inc.	2.25%	02/01/32	$484,285
1,392,000	AT&T, Inc.	2.55%	12/01/33	1,364,964
1,000,000	AT&T, Inc.	3.10%	02/01/43	977,149
500,000	AT&T, Inc.	3.30%	02/01/52	492,964
1,186,000	AT&T, Inc.	3.50%	09/15/53	1,203,462
504,000	AT&T, Inc.	3.55%	09/15/55	508,708
1,044,000	AT&T, Inc.	3.65%	09/15/59	1,060,802
1,000,000	Verizon Communications, Inc.	1.45%	03/20/26	996,383
500,000	Verizon Communications, Inc.	2.10%	03/22/28	501,721
1,119,000	Verizon Communications, Inc.	4.02%	12/03/29	1,256,941
500,000	Verizon Communications, Inc.	1.75%	01/20/31	474,368
500,000	Verizon Communications, Inc.	2.55%	03/21/31	505,529
2,003,000	Verizon Communications, Inc. (a)	2.36%	03/15/32	1,978,329
500,000	Verizon Communications, Inc.	2.65%	11/20/40	477,343
500,000	Verizon Communications, Inc.	3.40%	03/22/41	525,852
750,000	Verizon Communications, Inc.	4.86%	08/21/46	970,777
500,000	Verizon Communications, Inc.	2.88%	11/20/50	477,731
1,000,000	Verizon Communications, Inc.	3.55%	03/22/51	1,083,476
				20,361,631
	Electric Utilities – 3.0%
1,000,000	AEP Texas, Inc.	3.45%	05/15/51	1,013,438
250,000	AEP Transmission Co., LLC	4.00%	12/01/46	290,019
500,000	AEP Transmission Co., LLC	4.25%	09/15/48	604,537
2,000,000	AEP Transmission Co., LLC	2.75%	08/15/51	1,910,700
500,000	Alabama Power Co.	3.45%	10/01/49	533,180
1,000,000	Alabama Power Co.	3.13%	07/15/51	1,026,281
1,000,000	American Electric Power Co., Inc.	1.00%	11/01/25	979,180
200,000	American Transmission Systems, Inc. (a)	2.65%	01/15/32	202,319
1,000,000	Appalachian Power Co.	2.70%	04/01/31	1,019,720
250,000	Baltimore Gas & Electric Co.	3.50%	08/15/46	271,982
250,000	Baltimore Gas & Electric Co.	3.20%	09/15/49	262,768
250,000	Baltimore Gas & Electric Co.	2.90%	06/15/50	250,086
500,000	Commonwealth Edison Co.	4.00%	03/01/49	597,061
750,000	Duke Energy Corp.	2.55%	06/15/31	752,359
2,500,000	Duke Energy Corp.	3.30%	06/15/41	2,549,161
2,000,000	Duke Energy Corp.	3.50%	06/15/51	2,077,921
500,000	Duke Energy Florida LLC	3.20%	01/15/27	532,600
1,500,000	FirstEnergy Transmission LLC (a)	4.35%	01/15/25	1,596,420
1,000,000	Georgia Power Co.	3.25%	03/15/51	1,009,273
500,000	Indiana Michigan Power Co.	3.75%	07/01/47	555,196
250,000	Indiana Michigan Power Co.	4.25%	08/15/48	298,432
500,000	Indiana Michigan Power Co.	3.25%	05/01/51	516,113
500,000	Mississippi Power Co.	3.10%	07/30/51	496,303
2,500,000	Ohio Power Co.	2.90%	10/01/51	2,426,836
1,000,000	Pacific Gas and Electric Co.	1.69%	06/16/22	1,000,337
2,500,000	Pacific Gas and Electric Co.	1.37%	03/10/23	2,485,230
1,000,000	Pacific Gas and Electric Co.	1.70%	11/15/23	1,002,573
1,000,000	Pacific Gas and Electric Co.	3.00%	06/15/28	1,004,982
500,000	Pacific Gas and Electric Co.	3.25%	06/01/31	502,720
500,000	PECO Energy Co.	3.90%	03/01/48	587,165
500,000	Southern California Edison Co.	2.50%	06/01/31	503,000
500,000	Southern California Edison Co.	3.65%	06/01/51	545,058
500,000	Southwestern Electric Power Co.	2.75%	10/01/26	517,769
450,000	Virginia Electric & Power Co.	2.95%	11/15/26	474,009

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Electric Utilities (Continued)
$475,000	Virginia Electric & Power Co.	4.45%	02/15/44	$582,909
250,000	Virginia Electric & Power Co.	4.00%	11/15/46	291,809
250,000	Virginia Electric & Power Co.	3.80%	09/15/47	284,121
500,000	Virginia Electric & Power Co.	4.60%	12/01/48	641,662
				32,195,229
	Equity Real Estate Investment Trusts – 0.2%
500,000	Alexandria Real Estate Equities, Inc.	2.00%	05/18/32	478,702
500,000	Alexandria Real Estate Equities, Inc.	1.88%	02/01/33	471,194
500,000	Crown Castle International Corp.	1.05%	07/15/26	483,645
500,000	Crown Castle International Corp.	2.10%	04/01/31	479,550
				1,913,091
	Food Products – 0.0%
250,000	Conagra Brands, Inc.	5.40%	11/01/48	338,610
	Gas Utilities – 0.1%
500,000	Southern Co. Gas Capital Corp.	4.40%	05/30/47	584,751
	Health Care Equipment & Supplies – 0.3%
500,000	Baxter International, Inc. (a)	1.92%	02/01/27	502,453
1,000,000	Baxter International, Inc. (a)	2.27%	12/01/28	1,008,945
1,000,000	Baxter International, Inc. (a)	2.54%	02/01/32	1,012,550
1,000,000	Baxter International, Inc. (a)	3.13%	12/01/51	1,035,501
				3,559,449
	Health Care Providers & Services – 2.1%
500,000	Anthem, Inc.	2.55%	03/15/31	511,577
1,000,000	Anthem, Inc.	3.60%	03/15/51	1,116,806
500,000	Centene Corp.	4.25%	12/15/27	522,115
2,000,000	Centene Corp.	2.45%	07/15/28	1,973,080
1,000,000	Centene Corp.	2.50%	03/01/31	975,180
1,750,000	CVS Health Corp.	2.63%	08/15/24	1,813,429
1,000,000	CVS Health Corp.	4.10%	03/25/25	1,079,019
1,000,000	CVS Health Corp.	3.88%	07/20/25	1,076,009
1,500,000	CVS Health Corp.	1.30%	08/21/27	1,456,372
800,000	CVS Health Corp.	1.75%	08/21/30	764,124
500,000	CVS Health Corp.	1.88%	02/28/31	480,745
2,500,000	CVS Health Corp.	2.13%	09/15/31	2,453,869
500,000	CVS Health Corp.	2.70%	08/21/40	484,036
1,250,000	CVS Health Corp.	5.05%	03/25/48	1,642,517
1,000,000	HCA, Inc.	2.38%	07/15/31	986,686
2,500,000	HCA, Inc.	3.50%	07/15/51	2,564,265
1,000,000	Universal Health Services, Inc. (a)	1.65%	09/01/26	983,148
500,000	Universal Health Services, Inc. (a)	2.65%	10/15/30	496,670
1,000,000	Universal Health Services, Inc. (a)	2.65%	01/15/32	984,975
				22,364,622
	Hotels, Restaurants & Leisure – 0.5%
500,000	Expedia Group, Inc.	2.95%	03/15/31	500,359
3,000,000	Hyatt Hotels Corp.	1.80%	10/01/24	3,001,001
500,000	Marriott International (MD), Inc.	5.75%	05/01/25	563,461
500,000	Marriott International (MD), Inc.	3.50%	10/15/32	524,987
1,000,000	Marriott International (MD), Inc.	2.75%	10/15/33	972,657
				5,562,465
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Insurance – 0.1%
$750,000	Brown & Brown, Inc.	2.38%	03/15/31	$732,276
	IT Services – 0.5%
1,000,000	CDW LLC/CDW Finance Corp.	2.67%	12/01/26	1,026,095
1,000,000	Fiserv, Inc.	3.20%	07/01/26	1,059,008
500,000	Fiserv, Inc.	3.50%	07/01/29	538,724
250,000	Fiserv, Inc.	2.65%	06/01/30	254,220
500,000	Fiserv, Inc.	4.40%	07/01/49	599,265
1,000,000	Global Payments, Inc.	1.50%	11/15/24	1,000,977
1,000,000	Global Payments, Inc.	1.20%	03/01/26	972,110
				5,450,399
	Life Sciences Tools & Services – 0.2%
1,000,000	PerkinElmer, Inc.	1.90%	09/15/28	978,466
500,000	PerkinElmer, Inc.	2.25%	09/15/31	487,313
1,000,000	Thermo Fisher Scientific, Inc.	2.80%	10/15/41	1,016,533
				2,482,312
	Machinery – 0.0%
500,000	Otis Worldwide Corp.	3.11%	02/15/40	515,347
	Media – 1.6%
2,500,000	Charter Communications Operating LLC/Charter Communications Operating Capital	2.25%	01/15/29	2,443,435
500,000	Charter Communications Operating LLC/Charter Communications Operating Capital	2.30%	02/01/32	475,859
1,000,000	Charter Communications Operating LLC/Charter Communications Operating Capital	3.50%	06/01/41	979,432
2,500,000	Charter Communications Operating LLC/Charter Communications Operating Capital	3.50%	03/01/42	2,436,061
500,000	Charter Communications Operating LLC/Charter Communications Operating Capital	4.80%	03/01/50	563,032
1,000,000	Charter Communications Operating LLC/Charter Communications Operating Capital	3.70%	04/01/51	972,901
2,000,000	Charter Communications Operating LLC/Charter Communications Operating Capital	3.90%	06/01/52	2,016,688
1,500,000	Charter Communications Operating LLC/Charter Communications Operating Capital	3.85%	04/01/61	1,424,506
1,000,000	Charter Communications Operating LLC/Charter Communications Operating Capital	4.40%	12/01/61	1,041,097
250,000	Comcast Corp.	3.55%	05/01/28	274,510
350,000	Comcast Corp.	4.15%	10/15/28	397,900
250,000	Comcast Corp.	1.50%	02/15/31	236,545
500,000	Comcast Corp.	3.25%	11/01/39	529,930
1,000,000	Comcast Corp.	3.75%	04/01/40	1,124,593
250,000	Comcast Corp.	3.40%	07/15/46	266,399
500,000	Comcast Corp.	4.00%	08/15/47	578,580
250,000	Comcast Corp.	4.00%	03/01/48	289,672
500,000	Comcast Corp.	3.45%	02/01/50	537,295
543,000	Comcast Corp. (a)	2.94%	11/01/56	520,922
				17,109,357
	Multi-Utilities – 1.4%
1,000,000	CenterPoint Energy, Inc.	1.45%	06/01/26	982,595
1,000,000	CenterPoint Energy, Inc.	2.65%	06/01/31	1,015,774
1,600,000	Dominion Energy South Carolina, Inc.	2.30%	12/01/31	1,616,174

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Multi-Utilities (Continued)
$2,500,000	Dominion Energy, Inc.	1.45%	04/15/26	$2,474,774
2,500,000	Dominion Energy, Inc.	3.30%	04/15/41	2,608,771
495,000	Dominion Energy, Inc.	4.70%	12/01/44	614,722
500,000	NextEra Energy Capital Holdings, Inc.	1.88%	01/15/27	503,271
1,500,000	NextEra Energy Capital Holdings, Inc.	2.44%	01/15/32	1,506,374
500,000	NextEra Energy Capital Holdings, Inc.	3.00%	01/15/52	501,734
667,000	NiSource, Inc.	4.38%	05/15/47	789,981
1,500,000	Public Service Enterprise Group, Inc.	0.80%	08/15/25	1,462,269
1,000,000	Public Service Enterprise Group, Inc.	2.45%	11/15/31	990,515
				15,066,954
	Oil, Gas & Consumable Fuels – 2.2%
1,000,000	BP Capital Markets America, Inc.	3.80%	09/21/25	1,080,529
500,000	BP Capital Markets America, Inc.	3.41%	02/11/26	534,056
500,000	BP Capital Markets America, Inc.	3.94%	09/21/28	554,476
500,000	BP Capital Markets America, Inc.	1.75%	08/10/30	481,888
1,000,000	BP Capital Markets America, Inc.	3.06%	06/17/41	1,016,759
750,000	BP Capital Markets America, Inc.	2.77%	11/10/50	708,037
500,000	BP Capital Markets America, Inc.	2.94%	06/04/51	483,186
1,000,000	BP Capital Markets America, Inc.	3.00%	03/17/52	978,424
250,000	Diamondback Energy, Inc.	4.75%	05/31/25	274,190
500,000	Diamondback Energy, Inc.	3.50%	12/01/29	530,751
1,000,000	Diamondback Energy, Inc.	3.13%	03/24/31	1,032,802
2,000,000	Energy Transfer L.P.	4.50%	04/15/24	2,121,219
250,000	Energy Transfer L.P.	4.20%	04/15/27	271,481
750,000	Energy Transfer L.P.	5.25%	04/15/29	860,539
250,000	Energy Transfer L.P.	5.30%	04/15/47	291,262
250,000	Energy Transfer L.P.	6.00%	06/15/48	312,208
2,000,000	Energy Transfer L.P.	6.25%	04/15/49	2,625,415
500,000	Energy Transfer LP	4.00%	10/01/27	537,477
500,000	Energy Transfer LP	5.40%	10/01/47	589,848
250,000	ONEOK, Inc.	4.35%	03/15/29	272,956
250,000	ONEOK, Inc.	3.40%	09/01/29	259,477
250,000	ONEOK, Inc.	4.45%	09/01/49	277,859
500,000	Pioneer Natural Resources Co.	1.13%	01/15/26	486,305
500,000	Pioneer Natural Resources Co.	1.90%	08/15/30	474,501
500,000	Pioneer Natural Resources Co.	2.15%	01/15/31	481,503
250,000	Plains All American Pipeline L.P./PAA Finance Corp.	3.80%	09/15/30	261,617
1,000,000	Plains All American Pipeline L.P./PAA Finance Corp.	4.90%	02/15/45	1,090,846
500,000	Sabine Pass Liquefaction LLC	5.00%	03/15/27	562,282
250,000	Sabine Pass Liquefaction LLC	4.20%	03/15/28	274,258
250,000	Williams (The) Cos., Inc.	3.50%	11/15/30	266,310
1,000,000	Williams (The) Cos., Inc.	2.60%	03/15/31	995,361
625,000	Williams (The) Cos., Inc.	4.90%	01/15/45	752,877
270,000	Williams (The) Cos., Inc.	5.10%	09/15/45	333,607
1,000,000	Williams (The) Cos., Inc.	4.85%	03/01/48	1,221,965
500,000	Williams Cos (The), Inc.	3.50%	10/15/51	508,254
				23,804,525
	Pharmaceuticals – 0.6%
1,000,000	Astrazeneca Finance LLC	1.20%	05/28/26	988,691
500,000	Astrazeneca Finance LLC	1.75%	05/28/28	497,850
1,000,000	Astrazeneca Finance LLC	2.25%	05/28/31	1,009,237
1,500,000	Viatris, Inc.	1.65%	06/22/25	1,496,177
750,000	Viatris, Inc.	2.70%	06/22/30	754,131
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Pharmaceuticals (Continued)
$1,000,000	Viatris, Inc.	3.85%	06/22/40	$1,063,643
1,000,000	Viatris, Inc.	4.00%	06/22/50	1,071,195
				6,880,924
	Road & Rail – 0.1%
615,000	Norfolk Southern Corp.	2.30%	05/15/31	619,435
750,000	Norfolk Southern Corp.	4.15%	02/28/48	898,958
				1,518,393
	Semiconductors & Semiconductor Equipment – 1.3%
500,000	Analog Devices, Inc.	2.80%	10/01/41	508,202
1,205,000	Analog Devices, Inc.	2.95%	10/01/51	1,245,678
500,000	Broadcom, Inc. (a)	1.95%	02/15/28	495,171
500,000	Broadcom, Inc.	5.00%	04/15/30	583,251
250,000	Broadcom, Inc.	4.15%	11/15/30	277,767
500,000	Broadcom, Inc. (a)	2.45%	02/15/31	491,319
250,000	Broadcom, Inc.	4.30%	11/15/32	281,651
250,000	Broadcom, Inc. (a)	2.60%	02/15/33	244,374
383,000	Broadcom, Inc. (a)	3.42%	04/15/33	402,401
500,000	Broadcom, Inc. (a)	3.47%	04/15/34	524,345
500,000	Broadcom, Inc. (a)	3.50%	02/15/41	513,431
500,000	Broadcom, Inc. (a)	3.75%	02/15/51	525,496
503,000	Dell International LLC/EMC Corp.	5.85%	07/15/25	570,828
500,000	Dell International LLC/EMC Corp.	4.90%	10/01/26	563,826
250,000	Dell International LLC/EMC Corp.	6.10%	07/15/27	298,614
2,000,000	Dell International LLC/EMC Corp. (a)	3.38%	12/15/41	1,988,166
124,000	Dell International LLC/EMC Corp.	8.35%	07/15/46	207,157
2,000,000	Dell International LLC/EMC Corp. (a)	3.45%	12/15/51	1,926,711
500,000	Marvell Technology, Inc.	1.65%	04/15/26	495,033
1,000,000	Marvell Technology, Inc.	2.45%	04/15/28	1,015,800
500,000	Marvell Technology, Inc.	2.95%	04/15/31	510,558
173,000	Qorvo, Inc. (a)	1.75%	12/15/24	173,294
				13,843,073
	Software – 1.1%
1,000,000	Fortinet, Inc.	1.00%	03/15/26	970,116
1,000,000	Fortinet, Inc.	2.20%	03/15/31	980,844
500,000	Oracle Corp.	1.65%	03/25/26	496,758
350,000	Oracle Corp.	2.65%	07/15/26	360,257
500,000	Oracle Corp.	2.30%	03/25/28	499,046
500,000	Oracle Corp.	2.88%	03/25/31	504,132
900,000	Oracle Corp.	5.38%	07/15/40	1,103,887
1,000,000	Oracle Corp.	3.65%	03/25/41	1,015,195
350,000	Oracle Corp.	4.00%	07/15/46	365,341
500,000	Oracle Corp.	3.60%	04/01/50	492,281
500,000	Oracle Corp.	3.95%	03/25/51	521,873
500,000	Oracle Corp.	4.10%	03/25/61	524,636
500,000	salesforce.com, Inc.	1.50%	07/15/28	494,726
250,000	salesforce.com, Inc.	1.95%	07/15/31	248,169
1,000,000	salesforce.com, Inc.	2.70%	07/15/41	1,003,587
250,000	salesforce.com, Inc.	2.90%	07/15/51	256,101
500,000	VMware, Inc.	1.40%	08/15/26	492,200
500,000	VMware, Inc.	1.80%	08/15/28	487,398
1,000,000	VMware, Inc.	2.20%	08/15/31	982,909
				11,799,456

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Tobacco – 0.4%
$250,000	Altria Group, Inc.	2.45%	02/04/32	$237,910
500,000	Altria Group, Inc.	3.40%	02/04/41	463,288
500,000	Altria Group, Inc.	3.70%	02/04/51	468,638
1,500,000	BAT Capital Corp.	2.79%	09/06/24	1,546,637
250,000	BAT Capital Corp.	3.22%	09/06/26	260,591
250,000	BAT Capital Corp.	4.70%	04/02/27	275,373
250,000	BAT Capital Corp.	4.91%	04/02/30	281,171
250,000	BAT Capital Corp.	4.39%	08/15/37	264,440
250,000	BAT Capital Corp.	4.76%	09/06/49	269,959
250,000	BAT Capital Corp.	5.28%	04/02/50	284,591
				4,352,598
	Water Utilities – 0.1%
500,000	American Water Capital Corp.	3.45%	05/01/50	535,278
1,000,000	American Water Capital Corp.	3.25%	06/01/51	1,045,443
				1,580,721
	Wireless Telecommunications Services – 0.6%
1,100,000	T-Mobile USA, Inc.	3.50%	04/15/25	1,166,690
250,000	T-Mobile USA, Inc.	1.50%	02/15/26	247,315
500,000	T-Mobile USA, Inc.	3.75%	04/15/27	542,034
750,000	T-Mobile USA, Inc.	2.05%	02/15/28	745,610
750,000	T-Mobile USA, Inc.	2.55%	02/15/31	747,659
500,000	T-Mobile USA, Inc.	2.25%	11/15/31	486,307
1,500,000	T-Mobile USA, Inc.	3.00%	02/15/41	1,471,371
1,000,000	T-Mobile USA, Inc.	3.30%	02/15/51	982,698
				6,389,684
	Total Corporate Bonds and Notes			374,860,140
	(Cost $364,083,342)
FOREIGN CORPORATE BONDS AND NOTES – 4.6%
	Automobiles – 0.2%
1,000,000	Nissan Motor Co. Ltd. (a)	3.52%	09/17/25	1,049,567
500,000	Nissan Motor Co. Ltd. (a)	4.35%	09/17/27	540,533
500,000	Nissan Motor Co. Ltd. (a)	4.81%	09/17/30	560,321
				2,150,421
	Banks – 2.2%
1,500,000	Barclays PLC (b)	1.01%	12/10/24	1,489,903
500,000	Barclays PLC (b)	3.81%	03/10/42	535,477
500,000	Barclays PLC (b)	3.33%	11/24/42	511,229
500,000	BNP Paribas S.A. (a) (b)	3.05%	01/13/31	515,376
1,000,000	BNP Paribas S.A. (a) (b)	2.87%	04/19/32	1,015,421
1,000,000	Deutsche Bank AG/New York NY	0.90%	05/28/24	991,915
1,000,000	Deutsche Bank AG/New York NY (b)	2.22%	09/18/24	1,013,386
1,000,000	Deutsche Bank AG/New York NY	1.69%	03/19/26	996,567
500,000	Deutsche Bank AG/New York NY (b)	2.13%	11/24/26	499,622
2,500,000	Deutsche Bank AG/New York NY (b)	2.31%	11/16/27	2,501,129
1,000,000	Deutsche Bank AG/New York NY (b)	3.04%	05/28/32	1,009,671
1,000,000	Lloyds Banking Group PLC (b)	1.63%	05/11/27	985,544
1,000,000	NatWest Group PLC (b)	1.64%	06/14/27	987,379
600,000	NatWest Markets PLC (a)	0.80%	08/12/24	590,547
3,000,000	NatWest Markets PLC (a)	1.60%	09/29/26	2,954,371
1,000,000	Santander UK Group Holdings PLC (b)	1.67%	06/14/27	980,156
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Banks (Continued)
$500,000	Societe Generale S.A. (a)	2.63%	01/22/25	$513,182
600,000	Societe Generale S.A. (a) (b)	1.49%	12/14/26	584,989
700,000	Societe Generale S.A. (a) (b)	1.79%	06/09/27	685,693
750,000	Societe Generale S.A. (a) (b)	2.89%	06/09/32	749,595
500,000	Societe Generale S.A. (a)	3.63%	03/01/41	510,978
500,000	Sumitomo Mitsui Financial Group, Inc.	2.14%	09/23/30	481,522
500,000	UBS Group AG (a) (b)	1.36%	01/30/27	489,198
1,000,000	UBS Group AG (a) (b)	1.49%	08/10/27	976,604
1,000,000	UBS Group AG (a) (b)	2.10%	02/11/32	969,872
				23,539,326
	Capital Markets – 0.5%
2,500,000	Credit Suisse AG/New York NY	1.25%	08/07/26	2,441,077
500,000	Credit Suisse Group AG (a) (b)	2.19%	06/05/26	503,438
500,000	Credit Suisse Group AG (a) (b)	1.31%	02/02/27	483,581
500,000	Credit Suisse Group AG (a) (b)	3.87%	01/12/29	536,049
1,000,000	Credit Suisse Group AG (a) (b)	3.09%	05/14/32	1,019,743
				4,983,888
	Chemicals – 0.0%
250,000	Nutrien Ltd.	3.95%	05/13/50	291,245
	Diversified Financial Services – 0.0%
541,000	GE Capital International Funding Co. Unlimited Co.	4.42%	11/15/35	647,450
	Metals & Mining – 0.1%
250,000	Anglo American Capital PLC (a)	4.00%	09/11/27	269,185
250,000	Anglo American Capital PLC (a)	2.25%	03/17/28	245,897
250,000	Anglo American Capital PLC (a)	2.88%	03/17/31	249,361
				764,443
	Oil, Gas & Consumable Fuels – 0.8%
500,000	Canadian Natural Resources, Ltd.	2.05%	07/15/25	505,439
500,000	Canadian Natural Resources, Ltd.	3.85%	06/01/27	536,405
500,000	Canadian Natural Resources, Ltd.	2.95%	07/15/30	507,438
500,000	Canadian Natural Resources, Ltd.	6.25%	03/15/38	660,454
1,000,000	Enbridge, Inc.	1.60%	10/04/26	986,901
1,000,000	Enbridge, Inc.	2.50%	08/01/33	984,089
2,000,000	Enbridge, Inc.	3.40%	08/01/51	2,039,962
500,000	Suncor Energy, Inc.	3.10%	05/15/25	523,138
2,000,000	TransCanada PipeLines Ltd.	2.50%	10/12/31	1,985,753
				8,729,579
	Pharmaceuticals – 0.3%
500,000	AstraZeneca PLC	0.70%	04/08/26	484,342
1,000,000	AstraZeneca PLC	3.00%	05/28/51	1,054,998
1,500,000	Royalty Pharma PLC	2.15%	09/02/31	1,420,257
				2,959,597
	Road & Rail – 0.3%
825,000	Canadian Pacific Railway Co.	1.75%	12/02/26	829,652
1,000,000	Canadian Pacific Railway Co.	2.45%	12/02/31	1,020,296
500,000	Canadian Pacific Railway Co.	3.00%	12/02/41	513,754
500,000	Canadian Pacific Railway Co.	3.10%	12/02/51	512,981
				2,876,683

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Semiconductors & Semiconductor Equipment – 0.1%
$500,000	NXP BV/NXP Funding LLC/NXP USA, Inc. (a)	2.50%	05/11/31	$504,213
1,000,000	NXP BV/NXP Funding LLC/NXP USA, Inc. (a)	3.25%	05/11/41	1,038,401
				1,542,614
	Tobacco – 0.0%
500,000	BAT International Finance PLC	1.67%	03/25/26	491,610
	Wireless Telecommunications Services – 0.1%
250,000	Vodafone Group PLC	4.38%	05/30/28	281,759
500,000	Vodafone Group PLC	4.25%	09/17/50	580,700
				862,459
	Total Foreign Corporate Bonds and Notes			49,839,315
	(Cost $49,517,027)
U.S. GOVERNMENT BONDS AND NOTES – 1.9%
2,500,000	U.S. Treasury Note (c)	0.13%	09/30/22	2,496,772
2,410,000	U.S. Treasury Note	0.50%	11/30/23	2,401,245
370,000	U.S. Treasury Note	0.88%	12/15/24	370,506
2,840,000	U.S. Treasury Note	1.25%	11/30/26	2,840,444
2,850,000	U.S. Treasury Note	1.25%	12/31/26	2,849,109
1,090,000	U.S. Treasury Note	1.50%	11/30/28	1,095,535
2,100,000	U.S. Treasury Note	1.38%	12/31/28	2,092,617
2,950,000	U.S. Treasury Note	1.38%	11/15/31	2,916,582
1,415,000	U.S. Treasury Note	2.00%	11/15/41	1,436,115
2,110,000	U.S. Treasury Note	2.00%	08/15/51	2,161,431
	Total U.S. Government Bonds and Notes			20,660,356
	(Cost $20,662,790)
U.S. TREASURY BILLS – 0.5%
2,750,000	U.S. Treasury Bill	0.03%	01/25/22	2,749,977
2,750,000	U.S. Treasury Bill	0.01%	01/27/22	2,749,959
	Total U.S. Treasury Bills			5,499,936
	(Cost $5,499,937)
	Total Investments – 99.3%			1,074,665,670
	(Cost $929,681,291) (d)
Net Other Assets and Liabilities – 0.7%	7,249,385
Net Assets – 100.0%	$1,081,915,055

Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury 10-Year Notes	Short	14	Mar 2022	$ (1,826,563)	$(5,578)
U.S. Treasury 5-Year Notes	Short	180	Mar 2022	(21,775,781)	6,742
U.S. Treasury Ultra 10-Year Notes	Short	138	Mar 2022	(20,208,375)	(125,110)
U.S. Treasury Ultra Bonds	Short	72	Mar 2022	(14,193,000)	10,281
				$(58,003,719)	$(113,665)

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2021

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At December 31, 2021, securities noted as such amounted to $44,546,381 or 4.1% of net assets.
(b)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at December 31, 2021. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(c)	All or a portion of this security is segregated as collateral for open futures contracts.
(d)	Aggregate cost for federal income tax purposes was $930,145,646. As of December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $155,258,145 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $10,851,786. The net unrealized appreciation was $144,406,359. The amounts presented are inclusive of derivative contracts.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 623,805,923	$ 623,805,923	$ —	$ —
Corporate Bonds and Notes*	374,860,140	—	374,860,140	—
Foreign Corporate Bonds and Notes*	49,839,315	—	49,839,315	—
U.S. Government Bonds and Notes	20,660,356	—	20,660,356	—
U.S. Treasury Bills	5,499,936	—	5,499,936	—
Total Investments	1,074,665,670	623,805,923	450,859,747	—
Futures Contracts	17,023	17,023	—	—
Total	$ 1,074,682,693	$ 623,822,946	$ 450,859,747	$—

LIABILITIES TABLE
	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts	$ (130,688)	$ (130,688)	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments
December 31, 2021
Shares	Description	Value
COMMON STOCKS – 28.5%
	Aerospace & Defense – 0.2%
211	Northrop Grumman Corp.	$81,672
	Air Freight & Logistics – 0.4%
729	United Parcel Service, Inc., Class B	156,254
	Banks – 1.2%
1,778	JPMorgan Chase & Co.	281,547
1,359	M&T Bank Corp.	208,715
		490,262
	Beverages – 0.3%
776	PepsiCo, Inc.	134,799
	Biotechnology – 0.3%
983	AbbVie, Inc.	133,098
	Capital Markets – 0.9%
186	BlackRock, Inc.	170,294
1,444	Intercontinental Exchange, Inc.	197,496
		367,790
	Communications Equipment – 0.7%
466	Motorola Solutions, Inc.	126,612
14,358	Telefonaktiebolaget LM Ericsson, ADR	156,072
		282,684
	Construction & Engineering – 0.2%
748	Quanta Services, Inc.	85,766
	Containers & Packaging – 0.2%
626	Packaging Corp. of America	85,230
	Electric Utilities – 3.4%
2,578	Alliant Energy Corp.	158,470
1,591	American Electric Power Co., Inc.	141,551
160	Duke Energy Corp.	16,784
268	Eversource Energy	24,383
1,336	Exelon Corp.	77,168
811	Fortis, Inc. (CAD)	39,128
1,293	IDACORP, Inc.	146,510
3,084	NextEra Energy, Inc.	287,922
2,906	OGE Energy Corp.	111,532
2,317	PPL Corp.	69,649
2,464	Southern (The) Co.	168,981
1,787	Xcel Energy, Inc.	120,980
		1,363,058
	Electrical Equipment – 0.3%
798	Eaton Corp PLC	137,910
	Electronic Equipment, Instruments & Components – 0.4%
1,059	TE Connectivity, Ltd.	170,859
	Food & Staples Retailing – 0.5%
763	Sysco Corp.	59,934
934	Walmart, Inc.	135,140
		195,074
See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Gas Utilities – 2.2%
10,621	AltaGas Ltd. (CAD)	$229,305
1,943	Atmos Energy Corp.	203,568
131	Chesapeake Utilities Corp.	19,101
2,782	New Jersey Resources Corp.	114,229
2,547	ONE Gas, Inc.	197,622
3,161	UGI Corp.	145,121
		908,946
	Health Care Equipment & Supplies – 1.0%
1,383	Abbott Laboratories	194,643
1,028	Medtronic PLC	106,347
357	STERIS PLC	86,897
		387,887
	Health Care Providers & Services – 1.1%
2,225	CVS Health Corp.	229,531
424	UnitedHealth Group, Inc.	212,907
		442,438
	Hotels, Restaurants & Leisure – 0.4%
1,085	Darden Restaurants, Inc.	163,444
	Household Durables – 0.5%
1,919	DR Horton, Inc.	208,116
	Independent Power & Renewable Electricity Producers – 0.1%
1,145	Clearway Energy, Inc., Class A	38,335
	Industrial Conglomerates – 0.2%
477	Honeywell International, Inc.	99,459
	IT Services – 1.3%
522	Accenture PLC, Class A	216,395
1,166	Fidelity National Information Services, Inc.	127,269
5,941	Switch, Inc., Class A	170,150
		513,814
	Leisure Products – 0.3%
1,114	Polaris, Inc.	122,440
	Machinery – 0.7%
390	Parker-Hannifin Corp.	124,067
823	Stanley Black & Decker, Inc.	155,234
		279,301
	Media – 0.4%
3,190	Comcast Corp., Class A	160,553
	Metals & Mining – 0.4%
2,350	Newmont Corp.	145,747
	Multiline Retail – 0.6%
985	Target Corp.	227,968
	Multi-Utilities – 2.9%
1,015	Atco Ltd., Class I (CAD)	34,263
514	Black Hills Corp.	36,273
5,249	CenterPoint Energy, Inc.	146,499
1,698	CMS Energy Corp.	110,455

See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Multi-Utilities (Continued)
432	Dominion Energy, Inc.	$33,938
620	DTE Energy Co.	74,115
5,881	Public Service Enterprise Group, Inc.	392,439
2,190	Sempra Energy	289,693
355	WEC Energy Group, Inc.	34,460
		1,152,135
	Oil, Gas & Consumable Fuels – 3.8%
1,323	Cheniere Energy, Inc.	134,178
2,821	ConocoPhillips	203,620
713	DT Midstream, Inc.	34,210
4,450	Enbridge, Inc.	173,906
1,896	EOG Resources, Inc.	168,422
1,665	Equitrans Midstream Corp.	17,216
2,815	Keyera Corp. (CAD)	63,490
6,487	Kinder Morgan, Inc.	102,884
576	ONEOK, Inc.	33,846
8,270	TC Energy Corp.	384,886
7,816	Williams (The) Cos., Inc.	203,528
		1,520,186
	Pharmaceuticals – 0.3%
758	Johnson & Johnson	129,671
	Road & Rail – 0.4%
712	Union Pacific Corp.	179,374
	Semiconductors & Semiconductor Equipment – 1.0%
351	Broadcom, Inc.	233,559
401	KLA Corp.	172,474
		406,033
	Software – 0.9%
617	Microsoft Corp.	207,510
1,910	Oracle Corp.	166,571
		374,081
	Technology Hardware, Storage & Peripherals – 0.6%
1,251	Apple, Inc.	222,140
	Textiles, Apparel & Luxury Goods – 0.4%
857	NIKE, Inc., Class B	142,836
	Total Common Stocks	11,509,360
	(Cost $8,804,738)
REAL ESTATE INVESTMENT TRUSTS – 12.8%
	Diversified REITs – 0.5%
5,616	STORE Capital Corp.	193,190
	Health Care REITs – 1.5%
8,787	Medical Properties Trust, Inc.	207,637
10,558	Physicians Realty Trust	198,807
2,324	Welltower, Inc.	199,329
		605,773
	Industrial REITs – 1.7%
3,591	Duke Realty Corp.	235,713
See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (Continued)
	Industrial REITs (Continued)
1,375	Prologis, Inc.	$231,495
4,403	STAG Industrial, Inc.	211,168
		678,376
	Office REITs – 1.4%
900	Alexandria Real Estate Equities, Inc.	200,664
4,429	Highwoods Properties, Inc.	197,489
2,697	SL Green Realty Corp.	193,375
		591,528
	Residential REITs – 1.5%
1,166	Camden Property Trust	208,341
4,708	Invitation Homes, Inc.	213,461
921	Mid-America Apartment Communities, Inc.	211,314
		633,116
	Retail REITs – 2.0%
8,285	Kimco Realty Corp.	204,225
4,130	National Retail Properties, Inc.	198,529
2,753	Realty Income Corp.	197,087
1,233	Simon Property Group, Inc.	196,997
		796,838
	Specialized REITs – 4.2%
692	American Tower Corp.	202,410
1,190	Digital Realty Trust, Inc.	210,475
244	Equinix, Inc.	206,385
1,023	Extra Space Storage, Inc.	231,945
4,141	Gaming and Leisure Properties, Inc.	201,501
1,498	Life Storage, Inc.	229,464
558	SBA Communications Corp.	217,073
6,671	VICI Properties, Inc.	200,864
		1,700,117
	Total Real Estate Investment Trusts	5,198,938
	(Cost $3,727,075)
MASTER LIMITED PARTNERSHIPS – 6.7%
	Chemicals – 0.5%
6,777	Westlake Chemical Partners, L.P.	182,030
	Gas Utilities – 0.0%
1,180	Suburban Propane Partners, L.P.	17,287
	Independent Power & Renewable Electricity Producers – 0.9%
4,284	NextEra Energy Partners, L.P. (a)	361,570
	Oil, Gas & Consumable Fuels – 5.3%
5,743	Cheniere Energy Partners, L.P.	242,584
16,487	Energy Transfer, L.P.	135,688
26,949	Enterprise Products Partners, L.P.	591,800
3,970	Hess Midstream, L.P., Class A (a)	109,691
6,327	Holly Energy Partners, L.P.	104,332
12,110	Magellan Midstream Partners, L.P.	562,389
27,618	Plains All American Pipeline, L.P.	257,952
9,058	Shell Midstream Partners, L.P.	104,348

See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
MASTER LIMITED PARTNERSHIPS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
2,076	Teekay LNG Partners, L.P.	$35,147
		2,143,931
	Total Master Limited Partnerships	2,704,818
	(Cost $2,205,943)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS AND NOTES – 6.8%
$22,852	U.S. Treasury Inflation Indexed Bond (b)	0.13%	07/15/22	23,417
156,975	U.S. Treasury Inflation Indexed Bond (b)	0.13%	01/15/23	162,130
76,833	U.S. Treasury Inflation Indexed Bond (b)	0.63%	04/15/23	80,328
73,688	U.S. Treasury Inflation Indexed Bond (b)	0.38%	07/15/23	77,493
79,422	U.S. Treasury Inflation Indexed Bond (b)	0.63%	01/15/24	84,543
59,220	U.S. Treasury Inflation Indexed Bond (b)	0.50%	04/15/24	63,145
73,619	U.S. Treasury Inflation Indexed Bond (b)	0.13%	07/15/24	78,503
60,371	U.S. Treasury Inflation Indexed Bond (b)	0.13%	10/15/24	64,505
127,286	U.S. Treasury Inflation Indexed Bond (b)	0.25%	01/15/25	136,424
59,965	U.S. Treasury Inflation Indexed Bond (b)	0.13%	04/15/25	64,173
79,311	U.S. Treasury Inflation Indexed Bond (b)	0.38%	07/15/25	86,184
53,299	U.S. Treasury Inflation Indexed Bond (b)	0.13%	10/15/25	57,488
95,451	U.S. Treasury Inflation Indexed Bond (b)	0.63%	01/15/26	104,890
13,239	U.S. Treasury Inflation Indexed Bond (b)	2.00%	01/15/26	15,327
61,171	U.S. Treasury Inflation Indexed Bond (b)	0.13%	04/15/26	66,054
58,848	U.S. Treasury Inflation Indexed Bond (b)	0.13%	07/15/26	63,933
36,439	U.S. Treasury Inflation Indexed Bond (b)	0.13%	10/15/26	39,651
79,006	U.S. Treasury Inflation Indexed Bond (b)	0.38%	01/15/27	86,962
74,626	U.S. Treasury Inflation Indexed Bond (b)	0.38%	07/15/27	82,859
87,462	U.S. Treasury Inflation Indexed Bond (b)	0.50%	01/15/28	97,948
10,562	U.S. Treasury Inflation Indexed Bond (b)	1.75%	01/15/28	12,681
96,965	U.S. Treasury Inflation Indexed Bond (b)	0.75%	07/15/28	111,148
77,773	U.S. Treasury Inflation Indexed Bond (b)	0.88%	01/15/29	90,026
10,306	U.S. Treasury Inflation Indexed Bond (b)	2.50%	01/15/29	13,187
16,825	U.S. Treasury Inflation Indexed Bond (b)	3.88%	04/15/29	23,455
96,236	U.S. Treasury Inflation Indexed Bond (b)	0.25%	07/15/29	107,948
65,577	U.S. Treasury Inflation Indexed Bond (b)	0.13%	01/15/30	72,870
65,806	U.S. Treasury Inflation Indexed Bond (b)	0.13%	07/15/30	73,716
70,126	U.S. Treasury Inflation Indexed Bond (b)	0.13%	01/15/31	78,619
70,174	U.S. Treasury Inflation Indexed Bond (b)	0.13%	07/15/31	78,988
28,153	U.S. Treasury Inflation Indexed Bond (b)	2.13%	02/15/40	43,174
43,953	U.S. Treasury Inflation Indexed Bond (b)	2.13%	02/15/41	68,176
40,149	U.S. Treasury Inflation Indexed Bond (b)	0.75%	02/15/42	50,855
40,422	U.S. Treasury Inflation Indexed Bond (b)	0.63%	02/15/43	50,372
40,113	U.S. Treasury Inflation Indexed Bond (b)	1.38%	02/15/44	57,385
39,113	U.S. Treasury Inflation Indexed Bond (b)	0.75%	02/15/45	50,479
33,852	U.S. Treasury Inflation Indexed Bond (b)	1.00%	02/15/46	46,386
29,791	U.S. Treasury Inflation Indexed Bond (b)	0.88%	02/15/47	40,350
30,284	U.S. Treasury Inflation Indexed Bond (b)	1.00%	02/15/48	42,590
24,182	U.S. Treasury Inflation Indexed Bond (b)	1.00%	02/15/49	34,429
24,744	U.S. Treasury Inflation Indexed Bond (b)	0.25%	02/15/50	30,045
27,622	U.S. Treasury Inflation Indexed Bond (b)	0.13%	02/15/51	32,828
	Total U.S. Government Bonds and Notes			2,745,664
	(Cost $2,565,320)
See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 1.3%
	Collateralized Mortgage Obligations – 0.9%
	Fannie Mae REMICS
$0	Series 1992-24, Class Z	6.50%	04/01/22	$0
89	Series 1993-1, Class KA	7.90%	01/01/23	90
61	Series 1993-119, Class H	6.50%	07/01/23	63
534	Series 1993-178, Class PK	6.50%	09/01/23	554
178	Series 1993-62, Class E	7.00%	04/01/23	183
299	Series 1995-24, Class G	6.50%	04/01/23	305
776	Series 1999-56, Class Z	7.00%	12/01/29	863
702	Series 2002-67, Class PE	5.50%	11/01/32	796
17,304	Series 2002-9, Class MS, IO, 1 Mo. LIBOR x -1 + 8.10% (c)	8.00%	03/25/32	3,551
2,958	Series 2002-90, Class A1	6.50%	06/01/42	3,393
1,377	Series 2003-14, Class AQ	3.50%	03/01/33	1,416
1,930	Series 2003-41, Class OA	4.00%	05/01/33	2,008
23,339	Series 2004-10, Class ZB	6.00%	02/01/34	26,490
8,482	Series 2005-79, Class NF, 1 Mo. LIBOR + 0.41% (d)	0.51%	09/25/35	8,560
14,314	Series 2007-10, Class Z	6.00%	02/01/37	16,502
917	Series 2012-35, Class PL	2.00%	11/01/41	930
281	Series 2013-14, Class QE	1.75%	03/01/43	280
13,259	Series 2013-31, Class NT	3.00%	04/01/43	13,232
	FHLMC-GNMA
18	Series 1993-5, Class HA	7.50%	02/01/23	19
166	Series 1994-27, Class D	7.00%	03/01/24	173
	Freddie Mac REMICS
21	Series 1992-1250, Class J	7.00%	05/01/22	21
1,141	Series 1992-1401, Class Q, 1 Mo. LIBOR + 0.60% (d)	0.71%	10/15/22	1,140
3,373	Series 1993-1487, Class P, IO, 1 Mo. LIBOR x -1 + 9.50% (c)	9.39%	03/15/23	134
881	Series 1994-1673, Class FB, 10 Yr. Constant Maturity Treasury Rate - 0.50% (d)	1.10%	02/01/24	875
25	Series 1996-1847, Class LL	7.50%	04/01/26	28
5,338	Series 1998-2033, Class IA, IO	7.00%	02/01/28	501
1,604	Series 1999-2130, Class KB	6.38%	03/01/29	1,786
22,360	Series 1999-2174, Class PN	6.00%	07/01/29	24,697
2,513	Series 2001-2277, Class B	7.50%	01/01/31	3,020
24,865	Series 2003-2647, Class LS, 1 Mo. LIBOR x -2.5 + 14.00% (c)	13.75%	07/01/33	32,400
27,000	Series 2003-2676, Class LL	5.50%	09/01/33	29,736
15,850	Series 2004-2768, Class PW	4.25%	03/01/34	16,949
3,000	Series 2004-2778, Class MM	5.25%	04/01/34	3,280
20,758	Series 2006-3199, Class DS, IO, 1 Mo. LIBOR x -1 + 7.15% (c)	7.04%	08/15/36	3,963
5,904	Series 2006-3237, Class CB	5.50%	07/01/36	5,978
7,758	Series 2010-3775, Class KZ	4.00%	08/01/25	8,154
21	Series 2012-3994, Class AE	1.63%	02/01/22	21
23,081	Series 2013-4178, Class ZN	3.50%	03/01/43	28,151
	Government National Mortgage Association
18,477	Series 2002-92, Class PB	5.50%	12/01/32	19,035
43,299	Series 2007-35, Class NE	6.00%	06/01/37	48,791
1,293	Series 2009-29, Class TA	4.50%	03/01/39	1,317
49,000	Series 2009-61, Class QE	5.50%	08/01/39	57,236
4,140	Series 2011-136, Class GB	2.50%	05/01/40	4,178
				370,799
	Pass-through Security – 0.4%
	Federal Home Loan Mortgage Corporation
4,188	Pool C01252	6.50%	11/01/31	4,819
25,583	Pool G01731	6.50%	12/01/29	28,296
14,487	Pool G06358	4.00%	04/01/41	15,928

See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-through Security (Continued)
	Federal Home Loan Mortgage Corporation (Continued)
$1,185	Pool O20138	5.00%	11/01/30	$1,275
	Federal National Mortgage Association
8,420	Pool 890383	4.00%	01/01/42	9,248
996	Pool AD0659	6.00%	02/01/23	1,007
475	Pool AE0050	5.50%	12/01/22	479
12,362	Pool AL0791	4.00%	02/01/41	13,580
18,958	Pool AU4289	4.00%	09/01/43	20,837
2,863	Pool MA0561	4.00%	11/01/40	3,146
14,522	Pool MA1028	4.00%	04/01/42	15,960
	Government National Mortgage Association
13,588	Pool 667422	5.00%	10/01/39	15,859
6,115	Pool 706201	5.50%	04/01/39	6,757
9,396	Pool 736558	5.00%	02/01/40	10,619
12,003	Pool 759248	4.00%	02/01/41	12,912
				160,722
	Total U.S. Government Agency Mortgage-Backed Securities			531,521
	(Cost $510,453)
MORTGAGE-BACKED SECURITIES – 0.0%
	Collateralized Mortgage Obligations – 0.0%
	Credit Suisse First Boston Mortgage Securities Corp.
299	Series 2004-6, Class 2A1	4.75%	09/25/19	0
	MASTR Alternative Loan Trust
617	Series 2004-10, Class 2A1	5.50%	10/01/19	610
28	Series 2005-1, Class 5A1	5.50%	01/01/20	28
	MASTR Asset Securitization Trust
4,132	Series 2004-1, Class 5A4	5.50%	02/01/34	4,373
	Structured Asset Mortgage Investments Trust
3,416	Series 1999-1, Class 2A (e)	4.14%	06/01/29	3,504
	Total Mortgage-Backed Securities			8,515
	(Cost $8,490)

Shares	Description	Value
EXCHANGE-TRADED FUNDS – 41.2%
32,240	First Trust Institutional Preferred Securities and Income ETF (f)	657,696
500	First Trust Long Duration Opportunities ETF (f)	13,881
38,350	First Trust Low Duration Opportunities ETF (f)	1,917,116
96,182	First Trust Preferred Securities and Income ETF (f)	1,954,418
125,853	First Trust Senior Loan ETF (f)	6,030,876
70,569	First Trust Tactical High Yield ETF (f)	3,376,727
16,071	iShares iBoxx $ Investment Grade Corporate Bond ETF	2,129,729
10,377	iShares Trust iShares 1-5 Year Investment Grade Corporate Bond ETF	559,113
	Total Exchange-Traded Funds	16,639,556
	(Cost $16,295,746)
Total Investments – 97.3%	39,338,372
(Cost $34,117,765) (g)
Net Other Assets and Liabilities – 2.7%	1,081,023
Net Assets – 100.0%	$40,419,395

See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2021

(a)	This security is taxed as a “C” corporation for federal income tax purposes.
(b)	Security whose principal value is adjusted in accordance with changes to the country’s Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
(c)	Inverse floating rate security.
(d)	Floating or variable rate security.
(e)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(f)	Investment in an affiliated fund.
(g)	Aggregate cost for federal income tax purposes was $34,398,344. As of December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $5,304,340 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $364,312. The net unrealized appreciation was $4,940,028.

ADR	American Depositary Receipt
CAD	Canadian Dollar
IO	Interest-Only Security - Principal amount shown represents par value on which interest payments are based.
LIBOR	London Interbank Offered Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 11,509,360	$ 11,509,360	$ —	$ —
Real Estate Investment Trusts*	5,198,938	5,198,938	—	—
Master Limited Partnerships*	2,704,818	2,704,818	—	—
U.S. Government Bonds and Notes	2,745,664	—	2,745,664	—
U.S. Government Agency Mortgage-Backed Securities	531,521	—	531,521	—
Mortgage-Backed Securities	8,515	—	8,515	—
Exchange-Traded Funds	16,639,556	16,639,556	—	—
Total Investments	$ 39,338,372	$ 36,052,672	$ 3,285,700	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Dorsey Wright Tactical Core Portfolio
Portfolio of Investments
December 31, 2021
Shares	Description	Value
EXCHANGE-TRADED FUNDS – 97.5%
	Capital Markets – 97.5%
97,701	First Trust Consumer Discretionary AlphaDEX® Fund (a)	$6,061,370
13,677	First Trust Developed Markets ex-US AlphaDEX® Fund (a)	829,647
33,038	First Trust Emerging Markets AlphaDEX® Fund (a)	861,981
7,174	First Trust Eurozone AlphaDEX® ETF (a)	330,556
5,978	First Trust Germany AlphaDEX® Fund (a)	320,851
6,831	First Trust India NIFTY 50 Equal Weight ETF (a)	323,175
99,903	First Trust Industrials/Producer Durables AlphaDEX® Fund (a)	6,234,946
86,762	First Trust Mid Cap Growth AlphaDEX® Fund (a) (b)	6,436,187
129,123	First Trust Mid Cap Value AlphaDEX® Fund (a)	6,072,655
335,515	First Trust Nasdaq Oil & Gas ETF (a)	6,522,412
176,924	First Trust Nasdaq Transportation ETF (a)	6,112,724
35,611	First Trust NASDAQ-100-Technology Sector Index Fund (a)	6,237,623
87,556	First Trust Small Cap Growth AlphaDEX® Fund (a)	6,530,802
4,821	First Trust Switzerland AlphaDEX® Fund (a)	343,978
7,853	First Trust United Kingdom AlphaDEX® Fund (a)	347,142
35,584	iShares Core U.S. Aggregate Bond ETF	4,059,423
52,005	SPDR Blackstone Senior Loan ETF	2,372,988
21,971	SPDR Bloomberg High Yield Bond ETF	2,385,392
54,935	SPDR ICE Preferred Securities ETF	2,357,261
74,436	SPDR Portfolio TIPS ETF	2,344,734
Total Investments – 97.5%	67,085,847
(Cost $59,439,321) (c)
Net Other Assets and Liabilities – 2.5%	1,717,230
Net Assets – 100.0%	$68,803,077

(a)	Investment in an affiliated fund.
(b)	Non-income producing security.
(c)	Aggregate cost for federal income tax purposes was $59,498,776. As of December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $8,163,610 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $576,539. The net unrealized appreciation was $7,587,071.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 67,085,847	$ 67,085,847	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Capital Strength Portfolio
Portfolio of Investments
December 31, 2021
Shares	Description	Value
COMMON STOCKS – 97.8%
	Aerospace & Defense – 5.3%
5,235	General Dynamics Corp.	$1,091,341
2,979	Lockheed Martin Corp.	1,058,766
2,755	Northrop Grumman Corp.	1,066,378
		3,216,485
	Air Freight & Logistics – 2.1%
9,384	Expeditors International of Washington, Inc.	1,260,177
	Beverages – 7.9%
15,937	Brown-Forman Corp., Class B	1,161,170
19,991	Coca-Cola (The) Co.	1,183,667
12,726	Monster Beverage Corp. (a)	1,222,205
6,858	PepsiCo, Inc.	1,191,303
		4,758,345
	Biotechnology – 1.9%
5,240	Amgen, Inc.	1,178,843
	Capital Markets – 5.7%
2,934	Moody’s Corp.	1,145,962
5,364	Nasdaq, Inc.	1,126,494
2,453	S&P Global, Inc.	1,157,644
		3,430,100
	Chemicals – 3.8%
3,721	Air Products and Chemicals, Inc.	1,132,152
4,946	Ecolab, Inc.	1,160,282
		2,292,434
	Communications Equipment – 2.1%
19,712	Cisco Systems, Inc.	1,249,149
	Electronic Equipment, Instruments & Components – 6.2%
14,131	Amphenol Corp., Class A	1,235,897
6,455	Keysight Technologies, Inc. (a)	1,333,022
7,394	TE Connectivity, Ltd.	1,192,948
		3,761,867
	Food & Staples Retailing – 2.3%
2,407	Costco Wholesale Corp.	1,366,454
	Food Products – 2.0%
18,106	Mondelez International, Inc., Class A	1,200,609
	Health Care Equipment & Supplies – 4.0%
9,270	Abbott Laboratories	1,304,660
4,089	Stryker Corp.	1,093,480
		2,398,140
Shares	Description	Value

	Health Care Providers & Services – 4.2%
4,010	Laboratory Corp of America Holdings (a)	$1,259,982
2,544	UnitedHealth Group, Inc.	1,277,444
		2,537,426
	Household Durables – 1.6%
6,976	Garmin Ltd.	949,922
	Household Products – 4.0%
14,283	Colgate-Palmolive Co.	1,218,911
7,541	Procter & Gamble (The) Co.	1,233,557
		2,452,468
	Industrial Conglomerates – 3.5%
5,986	3M Co.	1,063,293
4,934	Honeywell International, Inc.	1,028,789
		2,092,082
	Insurance – 5.4%
8,592	Allstate (The) Corp.	1,010,849
825	Markel Corp. (a)	1,018,050
11,935	Progressive (The) Corp.	1,225,128
		3,254,027
	Interactive Media & Services – 1.8%
385	Alphabet, Inc., Class A (a)	1,115,360
	IT Services – 10.1%
3,186	Accenture PLC, Class A	1,320,756
5,114	Automatic Data Processing, Inc.	1,261,010
13,816	Cognizant Technology Solutions Corp., Class A	1,225,756
9,141	Paychex, Inc.	1,247,746
4,715	Visa, Inc., Class A	1,021,788
		6,077,056
	Life Sciences Tools & Services – 1.9%
7,106	Agilent Technologies, Inc.	1,134,473
	Machinery – 3.9%
14,989	Fortive Corp.	1,143,511
4,874	Illinois Tool Works, Inc.	1,202,903
		2,346,414
	Multiline Retail – 1.7%
4,432	Target Corp.	1,025,742
	Pharmaceuticals – 5.8%
6,752	Johnson & Johnson	1,155,065
13,904	Merck & Co., Inc.	1,065,602
5,386	Zoetis, Inc.	1,314,346
		3,535,013

See Notes to Financial Statements

First Trust Capital Strength Portfolio
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Road & Rail – 2.0%
4,837	Union Pacific Corp.	$1,218,585
	Semiconductors & Semiconductor Equipment – 2.4%
2,164	Broadcom, Inc.	1,439,947
	Software – 4.1%
1,972	Intuit, Inc.	1,268,430
3,580	Microsoft Corp.	1,204,026
		2,472,456
	Specialty Retail – 2.1%
3,108	Home Depot (The), Inc.	1,289,851
	Total Investments – 97.8%	59,053,425
	(Cost $53,000,574) (b)
	Net Other Assets and Liabilities – 2.2%	1,348,905
	Net Assets – 100.0%	$60,402,330

(a)	Non-income producing security.
(b)	Aggregate cost for federal income tax purposes was $53,029,610. As of December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $6,611,924 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $588,109. The net unrealized appreciation was $6,023,815.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 59,053,425	$ 59,053,425	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust International Developed Capital Strength Portfolio
Portfolio of Investments
December 31, 2021
Shares	Description	Value
COMMON STOCKS – 95.8%
	Aerospace & Defense – 1.6%
785	Thales S.A.	$66,850
	Air Freight & Logistics – 2.0%
1,240	Deutsche Post AG	79,820
	Banks – 3.7%
3,938	FinecoBank Banca Fineco S.p.A.	69,202
1,069	Toronto-Dominion Bank (The)	81,957
		151,159
	Beverages – 4.0%
454	Carlsberg A.S., Class B	78,504
1,519	Diageo PLC	82,982
		161,486
	Biotechnology – 1.8%
342	CSL Ltd.	72,337
	Capital Markets – 1.8%
444	Deutsche Boerse AG	74,358
	Chemicals – 4.2%
691	Akzo Nobel N.V.	75,917
226	Sika AG	94,299
		170,216
	Commercial Services & Supplies – 1.8%
9,252	Rentokil Initial PLC	73,135
	Communications Equipment – 1.7%
6,141	Telefonaktiebolaget LM Ericsson, Class B	67,817
	Diversified Financial Services – 2.0%
3,298	Investor AB, Class B	83,123
	Electrical Equipment – 2.0%
705	Legrand S.A.	82,592
	Food & Staples Retailing – 3.7%
1,951	Alimentation Couche-Tard, Inc.	81,745
2,532	Woolworths Group Ltd.	70,020
		151,765
	Food Products – 2.1%
611	Nestle S.A.	85,454
	Health Care Providers & Services – 2.2%
2,601	Sonic Healthcare Ltd.	88,241
	Household Products – 1.9%
2,410	Essity AB, Class B	78,785
Shares	Description	Value

	Insurance – 3.6%
555	Intact Financial Corp.	$72,140
1,347	Sun Life Financial, Inc.	74,977
		147,117
	IT Services – 5.8%
348	Capgemini SE	85,381
831	CGI, Inc. (a)	73,479
400	Obic Co., Ltd.	75,111
		233,971
	Machinery – 7.8%
1,168	Atlas Copco AB, Class A	80,890
3,292	Epiroc AB, Class A	83,500
1,098	Kone Oyj, Class B	78,805
274	Schindler Holding AG	73,822
		317,017
	Marine – 1.9%
245	Kuehne + Nagel International AG	79,157
	Multiline Retail – 2.0%
1,921	Wesfarmers Ltd.	82,879
	Personal Products – 1.9%
1,425	Unilever PLC	76,101
	Pharmaceuticals – 13.9%
624	AstraZeneca PLC	73,296
2,200	Chugai Pharmaceutical Co., Ltd.	71,434
3,924	GlaxoSmithKline PLC	85,332
340	Merck KGaA	87,869
912	Novartis AG	80,350
740	Novo Nordisk A.S., Class B	83,266
195	Roche Holding AG	81,129
		562,676
	Professional Services – 8.2%
26	SGS S.A.	86,943
185	Teleperformance	82,564
645	Thomson Reuters Corp.	77,133
714	Wolters Kluwer N.V.	84,215
		330,855
	Road & Rail – 1.9%
613	Canadian National Railway Co.	75,298
	Software – 3.8%
43	Constellation Software, Inc.	79,780
518	SAP SE	73,659
		153,439
	Textiles, Apparel & Luxury Goods – 4.1%
51	Hermes International	89,186
644	Puma SE	78,818
		168,004

See Notes to Financial Statements

First Trust International Developed Capital Strength Portfolio
Portfolio of Investments (Continued)
December 31, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Trading Companies & Distributors – 4.4%
2,179	Bunzl PLC	$85,090
518	Ferguson PLC	91,884
		176,974
	Total Common Stocks	3,890,626
	(Cost $3,548,716)
REAL ESTATE INVESTMENT TRUSTS – 2.3%
	Equity Real Estate Investment Trusts – 2.3%
4,747	Goodman Group	91,522
	(Cost $76,911)
	Total Investments – 98.1%	3,982,148
	(Cost $3,625,627) (b)
	Net Other Assets and Liabilities – 1.9%	77,467
	Net Assets – 100.0%	$4,059,615

(a)	Non-income producing security.
(b)	Aggregate cost for federal income tax purposes was $3,656,795. As of December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $406,731 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $81,378. The net unrealized appreciation was $325,353.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 3,890,626	$ 3,890,626	$ —	$ —
Real Estate Investment Trusts*	91,522	91,522	—	—
Total Investments	$ 3,982,148	$ 3,982,148	$—	$—

*	See Portfolio of Investments for industry breakout.

Country Allocation†	% of Net Assets
Canada	15.2%
Switzerland	14.3
United Kingdom	11.7
France	10.0
Australia	10.0
Germany	9.7
Sweden	9.7
Denmark	4.0
Netherlands	4.0
Japan	3.6
Jersey	2.3
Finland	1.9
Italy	1.7
Total Investments	98.1
Net Other Assets and Liabilities	1.9
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation.

See Notes to Financial Statements

First Trust Variable Insurance Trust
Statements of Assets and Liabilities
December 31, 2021
	First Trust/Dow Jones Dividend & Income Allocation Portfolio	First Trust Multi Income Allocation Portfolio	First Trust Dorsey Wright Tactical Core Portfolio
ASSETS:
Investments, at value - Unaffiliated	$ 1,074,665,670	$ 25,387,658	$ 13,519,798
Investments, at value - Affiliated	—	13,950,714	53,566,049
Total investments, at value	1,074,665,670	39,338,372	67,085,847
Cash	5,021,738	1,191,614	1,818,297
Foreign currency	—	890	—
Receivables:
Interest	2,835,571	7,118	—
Investment securities sold	1,581,820	—	—
Dividends	708,296	36,119	21,738
Fund shares sold	370,712	52,621	—
Dividend reclaims	—	815	—
From investment advisor	—	12,788	—
Prepaid expenses	7,994	280	523
Total Assets	1,085,191,801	40,640,617	68,926,405
LIABILITIES:
Payables:
Investment securities purchased	1,796,166	100,010	—
Investment advisory fees	538,220	—	8,435
12b-1 distribution and service fees	225,977	8,109	14,057
Administrative service fees	181,077	6,516	11,395
Variation margin	162,686	—	—
Shareholder reporting fees	108,631	8,110	7,577
Administrative fees	63,733	3,521	4,813
Fund shares redeemed	55,270	1,267	15,880
Licensing fees	41,078	—	16,914
Audit and tax fees	36,938	61,818	29,075
Transfer agent fees	33,951	18,695	11,959
Custodian fees	16,323	9,179	1,972
Legal fees	9,898	255	472
Commitment fees	5,859	2,807	—
Financial reporting fees	771	771	771
Trustees’ fees and expenses	1	—	8
Other liabilities	167	164	—
Total Liabilities	3,276,746	221,222	123,328
NET ASSETS	$1,081,915,055	$40,419,395	$68,803,077
NET ASSETS consist of:
Paid-in capital	$ 818,530,432	$ 34,647,565	$ 53,670,475
Accumulated distributable earnings (loss)	263,384,623	5,771,830	15,132,602
NET ASSETS	$1,081,915,055	$40,419,395	$68,803,077
Investments, at cost - Unaffiliated	$929,681,291	$20,417,457	$13,726,380
Investments, at cost - Affiliated	$—	$13,700,308	$45,712,941
Total Investments, at cost	$929,681,291	$34,117,765	$59,439,321
Foreign currency, at cost	$—	$891	$—
Class I Shares:
NET ASSETS	$1,080,143,152	$40,242,710	$67,914,226
NET ASSET VALUE, per share	$16.63	$12.60	$15.10
Number of Shares outstanding	64,951,242	3,194,666	4,496,413
Class II Shares:
NET ASSETS	$1,771,903	$176,685	$888,851
NET ASSET VALUE, per share	$16.67	$12.60	$15.00
Number of Shares outstanding	106,306	14,028	59,238

See Notes to Financial Statements

First Trust Capital Strength Portfolio	First Trust International Developed Capital Strength Portfolio

$ 59,053,425	$ 3,982,148
—	—
59,053,425	3,982,148
1,225,575	111,625
—	789

—	—
—	—
53,081	2,463
158,457	13,263
—	595
—	214
343	30
60,490,881	4,111,127

—	—
17,004	—
11,560	613
9,461	655
—	—
1,543	1,537
7,061	11,204
1,036	245
3,899	279
15,000	16,875
18,647	18,199
2,368	1,079
157	12
—	—
771	771
44	43
—	—
88,551	51,512
$ 60,402,330	$ 4,059,615

$ 54,217,945	$ 3,715,127
6,184,385	344,488
$ 60,402,330	$ 4,059,615
$53,000,574	$3,625,627
$—	$—
$53,000,574	$3,625,627
$—	$788

$ 59,092,832	$ 3,059,144
$14.33	$13.50
4,123,563	226,683

$ 1,309,498	$ 1,000,471
$14.33	$13.50
91,351	74,110
See Notes to Financial Statements

First Trust Variable Insurance Trust
Statements of Operations
For the Year Ended December 31, 2021
	First Trust/Dow Jones Dividend & Income Allocation Portfolio	First Trust Multi Income Allocation Portfolio	First Trust Dorsey Wright Tactical Core Portfolio
INVESTMENT INCOME:
Interest	$ 10,948,383	$ 150,169	$ 76
Dividends - Unaffiliated	11,792,601	469,902	381,938
Dividends - Affiliated	—	475,240	321,980
Foreign withholding tax on dividend income	(11,951)	(7,669)	—
Total investment income	22,729,033	1,087,642	703,994
EXPENSES:
Investment advisory fees	6,252,578	213,560	220,195
12b-1 distribution and/or service fees:
Class I	2,601,317	88,637	156,178
Administrative service fees	2,084,197	70,965	125,717
Administrative fees	549,283	18,587	52,498
Licensing fees	301,479	—	62,913
Expenses previously waived or reimbursed	203,797	—	—
Transfer agent fees	91,615	50,987	49,317
Shareholder reporting fees	81,483	22,176	17,622
Commitment fees	65,621	31,835	—
Custodian fees	64,545	46,871	9,783
Legal fees	57,831	4,497	7,634
Audit and tax fees	36,857	61,995	26,098
Trustees’ fees and expenses	16,512	15,931	15,798
Financial reporting fees	9,250	9,250	9,250
Other	17,987	7,666	1,277
Total expenses	12,434,352	642,957	754,280
Fees waived and expenses reimbursed by the investment advisor	—	(347,266)	(301,093)
Net expenses	12,434,352	295,691	453,187
NET INVESTMENT INCOME (LOSS)	10,294,681	791,951	250,807
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	118,155,727	1,428,186	221,433
Investments - Affiliated	—	26,602	7,340,027
Foreign currency transactions	—	(139)	—
Futures contracts	91,915	—	—
Net realized gain (loss)	118,247,642	1,454,649	7,561,460
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	(8,856,327)	2,068,945	(646,730)
Investments - Affiliated	—	(83,957)	152,835
Foreign currency translation	—	60	—
Futures contracts	(113,665)	—	—
Net change in unrealized appreciation (depreciation)	(8,969,992)	1,985,048	(493,895)
NET REALIZED AND UNREALIZED GAIN (LOSS)	109,277,650	3,439,697	7,067,565
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 119,572,331	$ 4,231,648	$ 7,318,372

See Notes to Financial Statements

First Trust Capital Strength Portfolio	First Trust International Developed Capital Strength Portfolio

$80	$—
607,096	69,082
—	—
—	(6,283)
607,176	62,799

173,586	17,044

84,574	4,837
69,192	2,787
77,982	92,006
10,416	8,352
—	—
55,278	54,328
13,528	13,256
—	—
(5,337)	(18,840)
3,626	125
16,698	18,371
15,971	15,961
9,250	9,250
2,680	2,476
527,444	219,953
(147,773)	(188,132)
379,671	31,821
227,505	30,978

2,814,452	359,319
—	—
—	(1,564)
—	—
2,814,452	357,755

5,314,204	89,284
—	—
—	(13)
—	—
5,314,204	89,271
8,128,656	447,026
$8,356,161	$478,004
See Notes to Financial Statements

First Trust Variable Insurance Trust
Statements of Changes in Net Assets
	First Trust/Dow Jones Dividend & Income Allocation Portfolio		First Trust Multi Income Allocation Portfolio
	Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2021	Year Ended 12/31/2020
OPERATIONS:
Net investment income (loss)	$ 10,294,681	$ 13,764,359	$ 791,951	$ 618,863
Net realized gain (loss)	118,247,642	7,757,030	1,454,649	(712,833)
Net change in unrealized appreciation (depreciation)	(8,969,992)	49,465,924	1,985,048	897,004
Net increase (decrease) in net assets resulting from operations	119,572,331	70,987,313	4,231,648	803,034
DISTRIBUTIONS TO SHAREHOLDERS FROM INVESTMENT OPERATIONS:
Class I Shares	(17,747,847)	(44,100,456)	(829,833)	(1,035,632)
Class II Shares	(30,791)	(69,964)	(3,905)	(4,069)
Total distributions to shareholders from investment operations	(17,778,638)	(44,170,420)	(833,738)	(1,039,701)
CAPITAL TRANSACTIONS:
Proceeds from shares sold	51,602,753	64,525,900	7,333,516	4,884,876
Proceeds from shares reinvested	17,778,638	44,169,805	833,738	1,035,632
Cost of shares redeemed	(91,423,655)	(95,877,168)	(3,606,134)	(4,385,300)
Net increase (decrease) in net assets resulting from capital transactions	(22,042,264)	12,818,537	4,561,120	1,535,208
Total increase (decrease) in net assets	79,751,429	39,635,430	7,959,030	1,298,541
NET ASSETS:
Beginning of period	1,002,163,626	962,528,196	32,460,365	31,161,824
End of period	$ 1,081,915,055	$ 1,002,163,626	$ 40,419,395	$ 32,460,365

See Notes to Financial Statements

First Trust Dorsey Wright Tactical Core Portfolio		First Trust Capital Strength Portfolio		First Trust International Developed Capital Strength Portfolio
Year Ended 12/31/2021	Year Ended 12/31/2020	Year Ended 12/31/2021	Period Ended 12/31/2020 (a)	Year Ended 12/31/2021	Period Ended 12/31/2020 (a)

$ 250,807	$ 217,172	$ 227,505	$ 27,474	$ 30,978	$ 2,284
7,561,460	2,092,370	2,814,452	396,614	357,755	137,376
(493,895)	2,341,302	5,314,204	738,647	89,271	267,251
7,318,372	4,650,844	8,356,161	1,162,735	478,004	406,911

(2,030,687)	(218,731)	(2,838,606)	(410,483)	(303,060)	(79,560)
(10,083)	(637)	(66,846)	(18,576)	(106,977)	(50,830)
(2,040,770)	(219,368)	(2,905,452)	(429,059)	(410,037)	(130,390)

20,250,393	6,812,284	41,837,961	16,214,632	2,214,540	1,610,210
2,040,770	219,368	2,905,452	429,059	410,037	130,390
(8,631,517)	(12,549,934)	(5,252,127)	(1,917,032)	(571,162)	(78,888)
13,659,646	(5,518,282)	39,491,286	14,726,659	2,053,415	1,661,712
18,937,248	(1,086,806)	44,941,995	15,460,335	2,121,382	1,938,233

49,865,829	50,952,635	15,460,335	—	1,938,233	—
$68,803,077	$ 49,865,829	$ 60,402,330	$ 15,460,335	$ 4,059,615	$ 1,938,233

(a)	The Fund’s Class I and Class II shares were seeded on April 30, 2020, and commenced operations on May 1, 2020.
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Financial Highlights
For a Share outstanding throughout each period
Class I Shares	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 15.07	$ 14.68	$ 12.82	$ 13.73	$ 12.85
Income from investment operations:
Net investment income (loss)	0.16 (a)	0.21 (a)	0.23	0.21	0.18
Net realized and unrealized gain (loss)	1.67	0.85	2.39	(0.88)	1.54
Total from investment operations	1.83	1.06	2.62	(0.67)	1.72
Distributions paid to shareholders from:
Net investment income	(0.15)	(0.21)	(0.22)	(0.21)	(0.18)
Net realized gain	(0.12)	(0.46)	(0.54)	(0.03)	(0.66)
Total distributions	(0.27)	(0.67)	(0.76)	(0.24)	(0.84)
Net asset value, end of period	$16.63	$15.07	$14.68	$12.82	$13.73
Total return (b) (c)	12.25%	7.81%	20.77%	(4.92)%	13.47%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,080,143	$ 1,000,640	$ 961,210	$ 767,616	$ 737,320
Ratio of total expenses to average net assets	1.19%	1.21%	1.21%	1.22%	1.23%
Ratio of net expenses to average net assets	1.19%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	0.99%	1.49%	1.65%	1.56%	1.35%
Portfolio turnover rate	120%	105%	89%	76%	71%

(a)	Based on average shares outstanding.
(b)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class II Shares	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 15.11	$ 14.71	$ 12.85	$ 13.75	$ 12.87
Income from investment operations:
Net investment income (loss)	0.20 (a)	0.24 (a)	0.28 (a)	0.25 (a)	0.14
Net realized and unrealized gain (loss)	1.67	0.86	2.38	(0.88)	1.61
Total from investment operations	1.87	1.10	2.66	(0.63)	1.75
Distributions paid to shareholders from:
Net investment income	(0.19)	(0.24)	(0.26)	(0.24)	(0.21)
Net realized gain	(0.12)	(0.46)	(0.54)	(0.03)	(0.66)
Total distributions	(0.31)	(0.70)	(0.80)	(0.27)	(0.87)
Net asset value, end of period	$16.67	$15.11	$14.71	$12.85	$13.75
Total return (b) (c)	12.50%	8.13%	21.02%	(4.60)%	13.75%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,772	$ 1,524	$ 1,318	$ 44	$ 202
Ratio of total expenses to average net assets	0.94%	0.96%	0.97%	0.97%	1.00%
Ratio of net expenses to average net assets	0.94%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	1.24%	1.74%	2.00%	1.79%	1.88%
Portfolio turnover rate	120%	105%	89%	76%	71%

(a)	Based on average shares outstanding.
(b)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class I Shares	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 11.44	$ 11.55	$ 10.17	$ 10.89	$ 10.54
Income from investment operations:
Net investment income (loss)	0.27 (a)	0.22	0.26	0.23	0.24
Net realized and unrealized gain (loss)	1.17	0.05	1.40	(0.71)	0.39
Total from investment operations	1.44	0.27	1.66	(0.48)	0.63
Distributions paid to shareholders from:
Net investment income	(0.28)	(0.24)	(0.27)	(0.24)	(0.25)
Net realized gain	—	(0.14)	(0.01)	—	(0.03)
Total distributions	(0.28)	(0.38)	(0.28)	(0.24)	(0.28)
Net asset value, end of period	$12.60	$11.44	$11.55	$10.17	$10.89
Total return (b) (c)	12.69%	2.49%	16.38%	(4.44)%	6.04%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 40,243	$ 32,345	$ 31,012	$ 24,451	$ 20,083
Ratio of total expenses to average net assets (d)	1.81%	1.77%	1.80%	2.09%	2.17%
Ratio of net expenses to average net assets (d)	0.83%	0.83%	0.83%	0.83%	0.83%
Ratio of net investment income (loss) to average net assets	2.22%	2.04%	2.42%	2.29%	2.24%
Portfolio turnover rate	36%	49%	30%	40%	46%

(a)	Based on average shares outstanding.
(b)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class II Shares	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 11.43	$ 11.54	$ 10.17	$ 10.88	$ 10.54
Income from investment operations:
Net investment income (loss)	0.30 (a)	0.24 (a)	0.30	0.26	0.27
Net realized and unrealized gain (loss)	1.18	0.05	1.38	(0.70)	0.38
Total from investment operations	1.48	0.29	1.68	(0.44)	0.65
Distributions paid to shareholders from:
Net investment income	(0.31)	(0.26)	(0.30)	(0.27)	(0.28)
Net realized gain	—	(0.14)	(0.01)	—	(0.03)
Total distributions	(0.31)	(0.40)	(0.31)	(0.27)	(0.31)
Net asset value, end of period	$12.60	$11.43	$11.54	$10.17	$10.88
Total return (b) (c)	13.07%	2.74%	16.57%	(4.11)%	6.22%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 177	$ 115	$ 150	$ 142	$ 159
Ratio of total expenses to average net assets (d)	1.56%	1.49%	1.56%	1.83%	1.92%
Ratio of net expenses to average net assets (d)	0.58%	0.58%	0.58%	0.58%	0.58%
Ratio of net investment income (loss) to average net assets	2.50%	2.25%	2.66%	2.49%	2.49%
Portfolio turnover rate	36%	49%	30%	40%	46%

(a)	Based on average shares outstanding.
(b)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
See Notes to Financial Statements

First Trust Dorsey Wright Tactical Core Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class I Shares	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 13.68	$ 12.37	$ 10.45	$ 11.41	$ 9.85
Income from investment operations:
Net investment income (loss)	0.06	0.06	0.08	0.04	0.06
Net realized and unrealized gain (loss)	1.83	1.31	2.10	(0.95)	1.66
Total from investment operations	1.89	1.37	2.18	(0.91)	1.72
Distributions paid to shareholders from:
Net investment income	(0.06)	(0.06)	(0.08)	(0.03)	(0.06)
Net realized gain	(0.41)	—	(0.18)	(0.02)	(0.10)
Total distributions	(0.47)	(0.06)	(0.26)	(0.05)	(0.16)
Net asset value, end of period	$15.10	$13.68	$12.37	$10.45	$11.41
Total return (a) (b)	13.87%	11.09%	20.87%	(8.00)%	17.50%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 67,914	$ 49,762	$ 50,843	$ 38,277	$ 22,477
Ratio of total expenses to average net assets (c)	1.16%	1.35%	1.23%	1.40%	1.85%
Ratio of net expenses to average net assets (c)	0.72%	0.83%	0.77%	0.74%	0.75%
Ratio of net investment income (loss) to average net assets	0.39%	0.48%	0.62%	0.48%	0.76%
Portfolio turnover rate	78%	284%	34%	70%	31%

(a)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(b)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

See Notes to Financial Statements

First Trust Dorsey Wright Tactical Core Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class II Shares	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 13.63	$ 12.37	$ 10.44	$ 11.40	$ 9.83
Income from investment operations:
Net investment income (loss)	0.08	0.09	0.10	0.07	0.10
Net realized and unrealized gain (loss)	1.79	1.26	2.12	(0.95)	1.66
Total from investment operations	1.87	1.35	2.22	(0.88)	1.76
Distributions paid to shareholders from:
Net investment income	(0.09)	(0.09)	(0.11)	(0.06)	(0.09)
Net realized gain	(0.41)	—	(0.18)	(0.02)	(0.10)
Total distributions	(0.50)	(0.09)	(0.29)	(0.08)	(0.19)
Net asset value, end of period	$15.00	$13.63	$12.37	$10.44	$11.40
Total return (a) (b)	13.84%	10.96%	21.29%	(7.77)%	17.94%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 889	$ 104	$ 109	$ 84	$ 59
Ratio of total expenses to average net assets (c)	6.52%	34.33%	26.37%	32.62%	46.41%
Ratio of net expenses to average net assets (c)	0.47%	0.57%	0.52%	0.49%	0.50%
Ratio of net investment income (loss) to average net assets	0.97%	0.72%	0.87%	0.73%	0.93%
Portfolio turnover rate	78%	284%	34%	70%	31%

(a)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(b)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
See Notes to Financial Statements

First Trust Capital Strength Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class I Shares	Year Ended 12/31/2021	Period Ended 12/31/2020 (a)
Net asset value, beginning of period	$ 12.06	$ 10.00
Income from investment operations:
Net investment income (loss)	0.07	0.02
Net realized and unrealized gain (loss)	2.95	2.39
Total from investment operations	3.02	2.41
Distributions paid to shareholders from:
Net investment income	(0.07)	(0.02)
Net realized gain	(0.68)	(0.33)
Total distributions	(0.75)	(0.35)
Net asset value, end of period	$14.33	$12.06
Total return (b) (c)	25.29%	24.17%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 59,093	$ 14,831
Ratio of total expenses to average net assets	1.52%	4.37% (d)
Ratio of net expenses to average net assets	1.10%	1.10% (d)
Ratio of net investment income (loss) to average net assets	0.65%	0.60% (d)
Portfolio turnover rate	115%	79%

(a)	The Fund’s Class I and Class II shares were seeded on April 30, 2020, and commenced operations on May 1, 2020.
(b)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)	Annualized.

See Notes to Financial Statements

First Trust Capital Strength Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class II Shares	Year Ended 12/31/2021	Period Ended 12/31/2020 (a)
Net asset value, beginning of period	$ 12.06	$ 10.00
Income from investment operations:
Net investment income (loss)	0.10	0.04
Net realized and unrealized gain (loss)	2.95	2.39
Total from investment operations	3.05	2.43
Distributions paid to shareholders from:
Net investment income	(0.10)	(0.04)
Net realized gain	(0.68)	(0.33)
Total distributions	(0.78)	(0.37)
Net asset value, end of period	$14.33	$12.06
Total return (b) (c)	25.60%	24.33%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,309	$ 629
Ratio of total expenses to average net assets	1.33%	6.90% (d)
Ratio of net expenses to average net assets	0.85%	0.85% (d)
Ratio of net investment income (loss) to average net assets	0.91%	0.84% (d)
Portfolio turnover rate	115%	79%

(a)	The Fund’s Class I and Class II shares were seeded on April 30, 2020, and commenced operations on May 1, 2020.
(b)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)	Annualized.
See Notes to Financial Statements

First Trust International Developed Capital Strength Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class I Shares	Year Ended 12/31/2021	Period Ended 12/31/2020 (a)
Net asset value, beginning of period	$ 12.68	$ 10.00
Income from investment operations:
Net investment income (loss)	0.16	0.01
Net realized and unrealized gain (loss)	2.22	3.57
Total from investment operations	2.38	3.58
Distributions paid to shareholders from:
Net investment income	(0.25)	(0.06)
Net realized gain	(1.31)	(0.84)
Total distributions	(1.56)	(0.90)
Net asset value, end of period	$13.50	$12.68
Total return (b) (c)	19.24%	36.03%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 3,059	$ 1,199
Ratio of total expenses to average net assets	7.59%	20.98% (d)
Ratio of net expenses to average net assets	1.20%	1.20% (d)
Ratio of net investment income (loss) to average net assets	0.89%	0.14% (d)
Portfolio turnover rate	83%	52%

(a)	The Fund’s Class I and Class II shares were seeded on April 30, 2020, and commenced operations on May 1, 2020.
(b)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)	Annualized.

See Notes to Financial Statements

First Trust International Developed Capital Strength Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class II Shares	Year Ended 12/31/2021	Period Ended 12/31/2020 (a)
Net asset value, beginning of period	$ 12.69	$ 10.00
Income from investment operations:
Net investment income (loss)	0.21	0.03
Net realized and unrealized gain (loss)	2.19	3.58
Total from investment operations	2.40	3.61
Distributions paid to shareholders from:
Net investment income	(0.25)	(0.08)
Net realized gain	(1.34)	(0.84)
Total distributions	(1.59)	(0.92)
Net asset value, end of period	$13.50	$12.69
Total return (b) (c)	19.44%	36.31%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,000	$ 739
Ratio of total expenses to average net assets	8.07%	20.95% (d)
Ratio of net expenses to average net assets	0.95%	0.95% (d)
Ratio of net investment income (loss) to average net assets	1.51%	0.37% (d)
Portfolio turnover rate	83%	52%

(a)	The Fund’s Class I and Class II shares were seeded on April 30, 2020, and commenced operations on May 1, 2020.
(b)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)	Annualized.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Variable Insurance Trust
December 31, 2021
1. Organization
First Trust Variable Insurance Trust (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on December 14, 2011 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares of five series (each a “Fund” and collectively, the “Funds”), First Trust/Dow Jones Dividend & Income Allocation Portfolio (“First Trust Dow Jones”), which commenced investment operations on May 1, 2012, First Trust Multi Income Allocation Portfolio (“First Trust Multi Income”), which commenced investment operations on May 1, 2014, First Trust Dorsey Wright Tactical Core Portfolio (“First Trust Dorsey Wright”), which commenced investment operations on October 30, 2015, First Trust Capital Strength Portfolio (“First Trust Capital Strength”), which commenced operations on May 1, 2020, and First Trust International Developed Capital Strength Portfolio (“First Trust International”), which commenced operations on May 1, 2020. Each Fund’s shares are sold only to variable insurance accounts (each an “Account”) to fund the benefits of the variable annuity and variable life insurance contracts (each a “Contract” and collectively, the “Contracts”) issued by life insurance companies writing variable annuity contracts and variable life insurance contracts with which the Trust has a contract (each a “Participating Insurance Company”).
First Trust Dow Jones’ investment objective is to seek to provide total return by allocating among dividend-paying stocks and investment grade bonds. First Trust Dow Jones seeks to achieve its investment objective by investing, under normal market conditions, approximately 40-60% of its net assets in equity securities and approximately 40-60% of its net assets in fixed-income securities at the time of purchase. Under normal market conditions at the time of purchase at least 80% of the Fund’s net assets (including investment borrowings) will be invested in securities of issuers included in a Dow Jones index. The equity portion of the portfolio will be derived from a quantitative process that seeks to provide total return through investing generally in dividend-paying stocks included in the Dow Jones U.S. Total Stock Market IndexSM. First Trust Advisors L.P. (“First Trust” or the “Advisor”) reserves the right to over-weight, under-weight or exclude certain securities from the portfolio that would otherwise be selected pursuant to the quantitative process in certain instances.
First Trust Dow Jones’ fixed-income component seeks to provide income and preserve capital through investing in a diversified investment-grade debt portfolio. Investment-grade debt securities are those long-term debt securities rated “BBB–” or higher by Standard & Poor’s Financial Services LLC or Fitch Ratings, Inc. or “Baa3” or higher by Moody’s Investors Service, Inc., and those short-term debt securities rated “A-3” or higher by Standard & Poor’s Financial Services LLC, “F3” or higher by Fitch Ratings, Inc. or “Prime 3” or higher by Moody’s Investor Service, Inc. at the time of purchase. Under normal market conditions, at the time of purchase approximately 80% of the net assets of the Fund allocated to corporate debt will be invested in investment-grade debt securities included in the Dow Jones Equal Weight U.S. Issued Corporate Bond IndexSM (the “Bond Index”) and other investment-grade debt securities of issuers whose securities are included in the Bond Index; and investment-grade debt securities of issuers included in the Dow Jones Composite AverageTM. The Fund may also invest in U.S. government and agency securities, including mortgage-backed securities. The Fund may, at certain times, also hold exchange-traded funds (“ETFs”) that invest in investment-grade corporate debt securities and U.S. government bonds in lieu of investing directly in such securities.
First Trust Multi Income’s primary investment objective is to maximize current income, with a secondary objective of capital appreciation. First Trust Multi Income seeks to achieve its objectives through diversified exposure to nine income generating asset classes: dividend paying stocks, preferred stocks, energy infrastructure companies and master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), high yield or “junk” bonds, floating-rate loans, corporate bonds, mortgage-backed securities and Treasury Inflation Protected Securities (“TIPS”). The Fund is actively managed by First Trust and implementing the strategy involves multiple portfolio managers.
The Advisor tactically adjusts allocation weights in a manner deemed to offer attractive levels of total return relative to the level of expected risk. The Advisor intends to adjust asset allocation weights quarterly but may do so more or less frequently depending upon market conditions. The maximum weight of any asset class, at the time of adjustment, is 20%. The minimum weight of any asset class, at the time of adjustment, is 5%.
First Trust Multi Income may, at certain times, invest in ETFs that generally provide exposure to the nine asset classes in lieu of investing directly in such asset classes. Certain of the ETFs may be advised by First Trust. As a result, First Trust will also earn advisory fees on the underlying ETFs.
In general, the U.S. dollar-denominated fixed-income securities in which First Trust Multi Income invests may be issued by U.S. and non- U.S. issuers, of any credit quality, including high yield securities. The high yield securities in which the Fund invests are rated below investment-grade at the time of purchase or unrated and deemed by the Advisor to be of comparable quality, commonly referred to as “junk” bonds. The Fund also invests in the equity securities of domestic and foreign issuers listed on a U.S. or foreign securities

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2021
exchange and non-U.S. securities that are listed on a U.S. securities exchange in the form of American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). The Fund may invest in equity securities issued by small, mid or large capitalization companies.
First Trust Dorsey Wright’s investment objective is to seek to provide total return. First Trust Dorsey Wright seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in ETFs that comprise the Dorsey Wright Tactical Tilt Moderate Core Index. It is expected that a majority of the ETFs in which the Fund invests will be advised by First Trust.
First Trust Capital Strength seeks to provide capital appreciation. First Trust Capital Strength seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in the common stocks and REITs that comprise The Capital Strength IndexSM which is developed, maintained and sponsored by Nasdaq, Inc.
First Trust International seeks to provide capital appreciation. First Trust International seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in the common stocks that comprise The International Developed Capital Strength IndexSM which is developed, maintained and sponsored by Nasdaq, Inc.
Each Fund offers two classes of shares: Class I and Class II. Each class represents an interest in the same portfolio of investments but with a different combination of service (12b-1) fees, eligibility requirements and other features.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) for each class of shares in each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV for each class is calculated by dividing the value of each Fund’s total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid, and any borrowings of each Fund) by the total number of shares of the class outstanding. Differences in the NAV of each class of each Fund’s shares are generally expected to be due to the daily expense accruals of the specified service (12b-1) fees, if any, and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee, in accordance with valuation procedures adopted by the Trust’s Board of Trustees (the “Board”), and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, preferred stocks, MLPs, ETFs, REITs and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2021
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Corporate bonds, corporate notes, U.S. government securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Commercial paper, fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.
Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2021
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only);
11)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
12)	other relevant factors.
Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of December 31, 2021, is included with each Fund’s Portfolio of Investments.

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2021
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Distributions received from a Fund’s investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
The United Kingdom’s Financial Conduct Authority, which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the March 5, 2021 announcement constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on each Fund or its investments.
C. Cash and Cash Equivalents
Normally, the Funds invest substantially all of their assets to meet their investment objectives. The Funds may invest the remainder of their assets in securities with maturities of less than one year or cash equivalents, or they may hold cash. The investment in such instruments is not a principal investment strategy of First Trust Dow Jones, First Trust Multi Income, First Trust Capital Strength or First Trust International. The percentage of each Fund’s net assets invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Funds may depart from their principal investment strategies and invest part or all of their assets in these securities, or they may hold cash.
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Futures Contracts
First Trust Dow Jones purchases or sells (i.e., is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2021
instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures” on the Statements of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures” on the Statements of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statements of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
F. Principal-Only Securities
A principal-only security (“PO Security”) is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.
G. Interest-Only Securities
An interest-only security (“IO Security”) is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.
H. Affiliated Transactions
First Trust Multi Income and First Trust Dorsey Wright invest in securities of affiliated funds. Dividend income and realized gains and losses from affiliated funds are presented on the Statements of Operations. Each Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds.
Amounts relating to these investments in First Trust Multi Income at December 31, 2021, and for the fiscal year then ended are:
Security Name	Shares at 12/31/2021	Value at 12/31/2020	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 12/31/2021	Dividend Income
First Trust Institutional Preferred Securities and Income ETF	32,240	$564,322	$172,771	$ (80,557)	$ (5,380)	6,540	$657,696	$ 28,928
First Trust Long Duration Opportunities ETF	500	14,525	—	—	(644)	—	13,881	358
First Trust Low Duration Opportunities ETF	38,350	1,029,400	1,339,345	(405,968)	(38,532)	(7,129)	1,917,116	30,562
First Trust Preferred Securities and Income ETF	96,182	1,667,835	511,284	(239,635)	(2,539)	17,473	1,954,418	86,378
First Trust Senior Loan ETF	125,853	3,422,673	2,632,956	(52,682)	28,428	(499)	6,030,876	165,682
First Trust Tactical High Yield ETF	70,569	3,449,376	762,158	(779,734)	(65,290)	10,217	3,376,727	163,332
		$10,148,131	$5,418,514	$(1,558,576)	$(83,957)	$26,602	$13,950,714	$475,240

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2021
Amounts relating to these investments in First Trust Dorsey Wright at December 31, 2021, and for the fiscal year then ended are:
Security Name	Shares at 12/31/2021	Value at 12/31/2020	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 12/31/2021	Dividend Income
First Trust BICK Index Fund	—	$268,224	$55,919	$ (308,234)	$ (86,238)	$70,329	$ —	$ 915
First Trust Chindia ETF	—	262,579	52,561	(278,645)	(121,716)	85,221	—	—
First Trust Consumer Discretionary AlphaDEX® Fund	97,701	4,565,666	1,166,918	(694,806)	766,671	256,921	6,061,370	38,476
First Trust Developed Markets ex-US AlphaDEX® Fund	13,677	603,458	208,462	(21,379)	38,837	269	829,647	30,605
First Trust Dow Jones Internet Index Fund	—	4,101,345	—	(4,314,805)	(673,515)	886,975	—	—
First Trust Emerging Markets AlphaDEX® Fund	33,038	598,276	271,545	(21,039)	14,918	(1,719)	861,981	32,729
First Trust Europe AlphaDEX® Fund	—	220,602	38,248	(289,168)	2,924	27,394	—	871
First Trust Eurozone AlphaDEX® ETF	7,174	—	340,519	—	(9,963)	—	330,556	2,018
First Trust Germany AlphaDEX® Fund	5,978	241,527	77,719	(8,569)	9,554	620	320,851	4,550
First Trust India NIFTY 50 Equal Weight ETF	6,831	—	349,170	(73,654)	35,929	11,730	323,175	4,199
First Trust Industrials/Producer Durables AlphaDEX® Fund	99,903	—	5,937,591	(701,022)	893,988	104,389	6,234,946	33,801
First Trust Large Cap Growth AlphaDEX® Fund	—	4,863,505	—	(5,070,514)	(876,839)	1,083,848	—	—
First Trust Mid Cap Growth AlphaDEX® Fund	86,762	5,270,151	6,700,321	(5,796,876)	(1,222,252)	1,484,843	6,436,187	—
First Trust Mid Cap Value AlphaDEX® Fund	129,123	—	6,006,802	—	65,853	—	6,072,655	28,536
First Trust Nasdaq Oil & Gas ETF	335,515	—	6,814,310	—	(291,898)	—	6,522,412	3,389
First Trust Nasdaq Transportation ETF	176,924	4,322,482	1,224,650	(504,756)	916,808	153,540	6,112,724	43,182
First Trust NASDAQ-100-Technology Sector Index Fund	35,611	4,391,316	1,078,377	(574,342)	1,030,534	311,738	6,237,623	1,028
First Trust Small Cap Core AlphaDEX® Fund	—	—	6,525,535	(7,203,826)	—	678,291	—	32,974
First Trust Small Cap Growth AlphaDEX® Fund	87,556	5,411,730	1,190,284	(1,262,127)	805,515	385,400	6,530,802	41,321
First Trust Small Cap Value AlphaDEX® Fund	—	—	6,179,815	(5,960,285)	—	(219,530)	—	12,462
First Trust Switzerland AlphaDEX® Fund	4,821	243,829	67,009	(18,798)	46,984	4,954	343,978	5,725
First Trust Technology AlphaDEX® Fund	—	4,612,799	1,077,919	(6,511,480)	(1,194,350)	2,015,112	—	1,137
First Trust United Kingdom AlphaDEX® Fund	7,853	—	351,079	(4,730)	1,091	(298)	347,142	4,062
		$39,977,489	$45,714,753	$(39,619,055)	$152,835	$7,340,027	$53,566,049	$321,980

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2021
I. Dividends and Distributions to Shareholders
Distributions from net investment income of each Fund, if any, are declared and paid semi-annually. Each Fund distributes its net realized capital gains, if any, to shareholders at least annually. All dividends payable by each Fund will be reinvested in the Fund.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. Permanent differences incurred during the tax year ended December 31, 2021, have been reclassified at year end to reflect the following:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust Dow Jones	$ —	$ —	$ —
First Trust Multi Income	(198,225)	198,225	—
First Trust Dorsey Wright	548	(578)	30
First Trust Capital Strength	—	—	—
First Trust International	17,969	(17,969)	—
Accumulated distributable earnings (loss) on the Statement of Assets and Liabilities consists of accumulated net investment income (loss), accumulated net realized gain (loss), and unrealized appreciation (depreciation). Net assets were not affected by this reclassification.
The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2021, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Dow Jones	$ 9,875,004	$ 7,903,634	$ —
First Trust Multi Income	833,738	—	—
First Trust Dorsey Wright	399,154	1,641,616	—
First Trust Capital Strength	2,746,842	158,610	—
First Trust International	270,626	139,411	—
The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2020, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Dow Jones	$ 20,126,368	$ 24,044,052	$ —
First Trust Multi Income	692,574	347,127	—
First Trust Dorsey Wright	219,368	—	—
First Trust Capital Strength	429,059	—	—
First Trust International	130,390	—	—

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2021
As of December 31, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Dow Jones	$ 54,532,433	$ 64,445,831	$ 144,406,359
First Trust Multi Income	220,013	611,725	4,940,092
First Trust Dorsey Wright	3,614,422	3,931,109	7,587,071
First Trust Capital Strength	73,700	86,870	6,023,815
First Trust International	—	19,134	325,354
J. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020 and 2021 remain open to federal and state audit for First Trust Dow Jones, First Trust Multi Income and First Trust Dorsey Wright. The taxable years ended 2020 and 2021 remain open to federal and state audit for First Trust Capital Strength and First Trust International. As of December 31, 2021, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2021, for federal income tax purposes, none of the funds had a capital loss carryforward.
During the taxable year ended December 31, 2021, First Trust Multi Income utilized its capital loss carryforward in the amount of $737,931.
K. Expenses
Each Fund will pay all expenses directly related to its operations.
Each Participating Insurance Company performs certain administrative services for the Funds, their Accounts and the Contracts. Each Fund pays an administrative services fee of 0.20% of average daily net assets to cover expenses incurred by Participating Insurance Companies in connection with these services.
First Trust has entered into various licensing agreements, which allow First Trust to use certain trademarks and trade names of the applicable licensors (see Licensing Information in the Additional Information section of this report). The Trust, on behalf of First Trust Dow Jones, First Trust Dorsey Wright, First Trust Capital Strength and First Trust International, is a sub-licensee to these license agreements and is required to pay licensing fees, which are shown on the Statements of Operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust provides each Fund with discretionary investment services and certain administrative services necessary for the management of the Funds. For its investment advisory and management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.60% of the average daily net assets for First Trust Dow Jones, First Trust Multi Income, and First Trust International, 0.35% of the average daily net assets for First Trust Dorsey Wright, and 0.50% of the average daily net assets for First Trust Capital Strength. First Trust also provides fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund.

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2021
In addition First Trust Multi Income and First Trust Dorsey Wright incur their respective pro rata share of fees and expenses attributable to each Fund’s investments in other investment companies (“acquired fund fees and expenses”). The total of net expenses and acquired fund fees and expenses represents each Fund’s total net annual operating expenses.
First Trust Multi Income and First Trust have retained Energy Income Partners, LLC (“EIP”) and Stonebridge Advisors LLC (“Stonebridge”) (collectively, the “Sub-Advisors”), affiliates of First Trust, to serve as investment sub-advisors. In this capacity, the Sub-Advisors provide recommendations to the Advisor regarding the selection and ongoing monitoring of certain securities in First Trust Multi Income’s investment portfolio. EIP acts as sub-advisor for, and manages on a discretionary basis the investment and reinvestment of, only the assets of First Trust Multi Income allocated to EIP by the Advisor and furnishes an investment program in respect of and makes investment decisions only with respect to the portion of First Trust Multi Income’s investment portfolio allocated to it by the Advisor. EIP, an affiliate of the Advisor, has been retained by First Trust Multi Income and the Advisor to provide recommendations regarding the selection and ongoing monitoring of the MLP, MLP affiliate and energy infrastructure securities in First Trust Multi Income’s investment portfolio and to exercise discretion only with respect to assets of First Trust Multi Income allocated to EIP. Stonebridge serves as a nondiscretionary sub-advisor. Stonebridge has been retained by First Trust Multi Income and the Advisor to provide recommendations regarding the selection and ongoing monitoring of the preferred and hybrid securities in First Trust Multi Income’s investment portfolio.
For the services provided and the expenses assumed pursuant to the investment sub-advisory agreement, First Trust will pay EIP a sub-advisory fee equal to 40% monthly in arrears of any remaining monthly investment management fee paid to the Advisor for the average daily net assets allocated to EIP after First Trust’s waiver of any of its investment management fee to comply with the then-current expense cap, as defined below. For the services provided and the expenses assumed pursuant to the investment sub-advisory agreement, First Trust will pay Stonebridge a portfolio management fee equal to an annual rate of 0.20% of the Fund’s average daily net assets allocated to Stonebridge.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP. FTCP also owns, through a wholly-owned subsidiary, a 51% ownership interest in Stonebridge.
First Trust has agreed to waive fees and/or pay First Trust Dow Jones’, First Trust Multi Income’s and First Trust International’s expenses to the extent necessary to prevent the annual operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes and extraordinary expenses) from exceeding 1.20% and 0.95% (each an “Expense Cap”), respectively, of each Fund’s average daily net assets per year at least until May 1, 2023. First Trust has agreed to waive fees and/or pay First Trust Dorsey Wright’s expenses to the extent necessary to prevent the operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 1.30% and 1.05% (each an “Expense Cap”), respectively, of the Fund’s average daily net assets per year at least until May 1, 2023. For First Trust Dorsey Wright, because acquired fund fees and expenses are estimated, First Trust will periodically adjust the amount of the fee waiver and expense reimbursement in order to attempt to meet the Expense Caps. However, total net annual fund expenses may be higher or lower than the Expense Caps. First Trust has agreed to waive fees and/or pay First Trust Capital Strength’s expenses to the extent necessary to prevent the annual operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes and extraordinary expenses) from exceeding 1.10% and 0.85% (each an “Expense Cap”), respectively, of the Fund’s average daily net assets per year at least until May 1, 2023.
Expenses borne and fees waived by First Trust are subject to reimbursement by each Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the Expense Cap in place for the most recent fiscal year for which such expense limitation was in place, (ii) the Expense Cap in place at the time the fees were waived or expenses reimbursed, or (iii) the current Expense Cap. These amounts, if any, are included in “Expenses previously waived or reimbursed” on the Statements of Operations.
The advisory fee waivers and expense reimbursements for the year ended December 31, 2021, and the expenses borne and fees waived by First Trust subject to recovery from the applicable Fund at December 31, 2021, are included in the table below.

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2021
			Fees Waived or Expenses Borne by First Trust Subject to Recovery
	Fees Waived	Expenses Reimbursed	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2021	Total
First Trust Multi Income	$ 213,560	$ 2,593	$ 170,573	$ 174,191	$ 216,153	$ 560,917
First Trust Dorsey Wright	220,195	80,898	251,423	264,357	301,093	816,873
First Trust Capital Strength	147,773	—	—	154,126	147,773	301,899
First Trust International	17,044	171,088	—	184,650	188,132	372,782
During the year ended December 31, 2021, First Trust Dow Jones recovered $203,797 in fees that were previously waived or reimbursed. As of December 31, 2021, the Fund did not have any remaining fees previously waived or expenses reimbursed that were subject to recovery.
First Trust agreed to waive fees in the amount of 0.37% of the First Trust Multi Income’s average daily net assets through May 1, 2023. During the year ended December 31, 2021, First Trust reimbursed First Trust Multi Income $131,113 of fees that are not subject to recovery.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as each Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Funds. BNYM IS is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
The Bank of New York Mellon (“BNYM”) serves as First Trust Dow Jones’, First Trust Multi Income’s, First Trust Capital Strength’s, and First Trust International’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Funds, including maintaining the Funds’ books of account, records of the Funds’ securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of each Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Brown Brothers Harriman & Co. (“BBH”) serves as First Trust Dorsey Wright’s administrator, fund accountant and custodian. As custodian, BBH is responsible for custody of the Fund’s assets. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Capital Share Transactions
Capital transactions for First Trust Dow Jones were as follows:
	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Sales:
Class I	3,227,788	$ 51,413,338	4,633,074	$ 64,099,713
Class II	11,674	189,415	30,427	426,187
Total Sales	3,239,462	$ 51,602,753	4,663,501	$ 64,525,900

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2021
	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Dividend Reinvestment:
Class I	1,110,777	$ 17,747,847	3,266,240	$ 44,100,456
Class II	1,920	30,791	5,113	69,349
Total Dividend Reinvestment	1,112,697	$ 17,778,638	3,271,353	$ 44,169,805
Redemptions:
Class I	(5,770,010)	$ (91,298,447)	(7,010,657)	$ (95,542,371)
Class II	(8,163)	(125,208)	(24,282)	(334,797)
Total Redemptions	(5,778,173)	$ (91,423,655)	(7,034,939)	$ (95,877,168)
Capital transactions for First Trust Multi Income were as follows:
	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Sales:
Class I	596,837	$ 7,288,406	447,837	$ 4,857,683
Class II	3,639	45,110	2,856	27,193
Total Sales	600,476	$ 7,333,516	450,693	$ 4,884,876
Dividend Reinvestment:
Class I	68,085	$ 829,833	94,823	$ 1,035,632
Class II	320	3,905	—	—
Total Dividend Reinvestment	68,405	$ 833,738	94,823	$ 1,035,632
Redemptions:
Class I	(298,846)	$ (3,605,993)	(399,861)	$ (4,326,849)
Class II	(11)	(141)	(5,779)	(58,451)
Total Redemptions	(298,857)	$ (3,606,134)	(405,640)	$ (4,385,300)
Capital transactions for First Trust Dorsey Wright were as follows:
	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Sales:
Class I	1,304,611	$ 19,478,760	569,579	$ 6,793,178
Class II	52,669	771,633	1,616	19,106
Total Sales	1,357,280	$ 20,250,393	571,195	$ 6,812,284
Dividend Reinvestment:
Class I	137,838	$ 2,030,687	16,716	$ 218,731
Class II	689	10,083	49	637
Total Dividend Reinvestment	138,527	$ 2,040,770	16,765	$ 219,368

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2021
	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Redemptions:
Class I	(582,499)	$ (8,606,179)	(1,059,902)	$ (12,519,678)
Class II	(1,720)	(25,338)	(2,891)	(30,256)
Total Redemptions	(584,219)	$ (8,631,517)	(1,062,793)	$ (12,549,934)
Capital transactions for First Trust Capital Strength were as follows:
	Year Ended December 31, 2021		Period Ended December 31, 2020
	Shares	Value	Shares	Value
Sales:
Class I	3,080,376	$ 41,264,985	1,354,544	$ 15,614,017
Class II	42,347	572,976	53,842	600,615
Total Sales	3,122,723	$ 41,837,961	1,408,386	$ 16,214,632
Dividend Reinvestment:
Class I	205,028	$ 2,838,606	34,611	$ 410,483
Class II	4,829	66,846	1,566	18,576
Total Dividend Reinvestment	209,857	$ 2,905,452	36,177	$ 429,059
Redemptions:
Class I	(391,970)	$ (5,142,229)	(159,026)	$ (1,879,511)
Class II	(7,987)	(109,898)	(3,246)	(37,521)
Total Redemptions	(399,957)	$ (5,252,127)	(162,272)	$ (1,917,032)
Capital transactions for First Trust International were as follows:
	Year Ended December 31, 2021		Period Ended December 31, 2020
	Shares	Value	Shares	Value
Sales:
Class I	148,750	$ 2,113,339	93,653	$ 1,044,108
Class II	7,964	101,201	55,328	566,102
Total Sales	156,714	$ 2,214,540	148,981	$ 1,610,210
Dividend Reinvestment:
Class I	23,051	$ 303,060	6,416	$ 79,560
Class II	8,106	106,977	4,099	50,830
Total Dividend Reinvestment	31,157	$ 410,037	10,515	$ 130,390
Redemptions:
Class I	(39,659)	$ (567,847)	(5,528)	$ (64,253)
Class II	(239)	(3,315)	(1,148)	(14,635)
Total Redemptions	(39,898)	$ (571,162)	(6,676)	$ (78,888)

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2021
5. Purchases and Sales of Securities
For the fiscal year ended December 31, 2021, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding U.S. Government investment securities and short-term investments, were as follows:
	Purchases	Sales
First Trust Dow Jones	$ 873,081,804	$ 907,594,842
First Trust Multi Income	15,921,729	11,373,963
First Trust Dorsey Wright	58,724,959	47,856,531
First Trust Capital Strength	75,520,190	39,427,711
First Trust International	3,877,067	2,313,796

For the fiscal year ended December 31, 2021, the cost of purchases and proceeds from sales of U.S. government investment securities for each Fund, excluding short-term investments, were as follows:
	Purchases	Sales
First Trust Dow Jones	$ 350,112,681	$ 337,262,045
First Trust Multi Income	880,664	1,312,206
First Trust Dorsey Wright	—	—
First Trust Capital Strength	—	—
First Trust International	—	—
6. Derivative Transactions
The following table presents the type of derivatives held by First Trust Dow Jones at December 31, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities. First Trust Multi Income, First Trust Dorsey Wright, First Trust Capital Strength and First Trust International did not hold any derivative instruments as of December 31, 2021.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	$ 17,023	Unrealized depreciation on futures contracts*	$ (130,688)
* Includes cumulative appreciation (depreciation) on futures contracts as reported in the Portfolio of Investments. The current day’s variation margin is reported within the Statements of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2021, on derivative instruments held by First Trust Dow Jones, as well as the primary underlying risk exposure associated with each instrument.
Statements of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$91,915
Net change in unrealized appreciation (depreciation) on futures contracts	(113,665)
During the fiscal year ended December 31, 2021, the notional value of futures contracts opened and closed were 215,750,514 and 157,860,460, respectively.
First Trust Dow Jones does not have the right to offset financial assets and liabilities related to futures contracts on the Statements of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2021
7. 12b-1 Service Plan
The Trust has adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which provides that Class I shares of each of the Funds will be subject to an annual service fee.
First Trust Portfolios L.P. (“FTP”), an affiliate of First Trust, serves as the selling agent and distributor of shares of the Funds. FTP uses the service fee to compensate each Participating Insurance Company for providing account services to contract owners. These services include establishing and maintaining Contract owners’ accounts, supplying information to Contract owners, delivering Fund materials to Contract owners, answering inquiries, and providing other personal services to Contract owners. Each Fund may spend up to 0.25% per year of the average daily net assets of its Class I shares as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate FTP for expenses incurred in connection with the sale of a Fund’s Class I shares including, without limitation, compensation of its sales force, expenses of printing and distributing the Prospectus to persons other than Contract owners, expenses of preparing, printing and distributing advertising and sales literature and reports to Contract owners used in connection with the sale of a Fund’s Class I shares, certain other expenses associated with the servicing of Class I shares of a Fund, and any service-related expenses that may be authorized from time to time by the Board.
During the year ended December 31, 2021, all service fees received by FTP were paid to the Participating Insurance Companies, with no portion of such fees retained by FTP. The Plan may be renewed from year to year if approved by a vote of the Trust’s Board and a vote of the Independent Trustees, who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of voting on the Plan.
8. Borrowings
The Trust, on behalf of First Trust Dow Jones and First Trust Multi Income, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV, has a $200 million Credit Agreement (the “BNYM Line of Credit”) with BNYM to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust will allocate amongst the funds that have access to the BNYM Line of Credit. Prior to January 29, 2021, the commitment fee was 0.15%. These fees are reflected in the Statements of Operations in the “Commitment fees” line item. To the extent that either fund accesses the BNYM Line of Credit, there would also be an interest fee charged. Neither First Trust Dow Jones or First Trust Multi Income drew on the BNYM Line of Credit during the year ended December 31, 2021.
9. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Other Matters
By operation of law, First Trust Dorsey Wright now operates as a diversified open-end management investment company as defined in Section 5(b) of the 1940 Act.
11. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Variable Insurance Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust/Dow Jones Dividend & Income Allocation Portfolio, First Trust Multi Income Allocation Portfolio, First Trust Dorsey Wright Tactical Core Portfolio, First Trust Capital Strength Portfolio, and First Trust International Developed Capital Strength Portfolio (the “Funds”), each a series of the First Trust Variable Insurance Trust, including the portfolios of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated in the table below for the Funds; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.
Individual Funds Included in the Trust	Statements of Changes in Net Assets	Financial Highlights
First Trust/Dow Jones Dividend & Income Allocation Portfolio	For the years ended December 31, 2021 and 2020	For the years ended December 31, 2021, 2020, 2019, 2018 and 2017
First Trust Multi Income Allocation Portfolio
First Trust Dorsey Wright Tactical Core Portfolio
First Trust Capital Strength Portfolio	For the year ended December 31, 2021 and for the period from May 1, 2020 (commencement of operations) through December 31, 2020
First Trust International Developed Capital Strength Portfolio
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
February 15, 2022
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Variable Insurance Trust
December 31, 2021 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that each Fund uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended December 31, 2021, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust/Dow Jones Dividend & Income Allocation Portfolio	19.97%
First Trust Multi Income Allocation Portfolio	33.52%
First Trust Dorsey Wright Tactical Core Portfolio	20.14%
First Trust Capital Strength Portfolio	20.22%
First Trust International Developed Capital Strength Portfolio	0.00%
Long-term capital gain distributions designated by the Funds are taxable at the applicable capital gain tax rates for federal income tax purposes. For the fiscal year ended December 31, 2021, the below Funds designated long-term capital gain distributions in the following amounts:
Long-Term Capital Gain Distributions
First Trust/Dow Jones Dividend & Income Allocation Portfolio	$7,903,634
First Trust Multi Income Allocation Portfolio	—
First Trust Dorsey Wright Tactical Core Portfolio	1,641,616
First Trust Capital Strength Portfolio	158,610
First Trust International Developed Capital Strength Portfolio	139,411
The following Funds met the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, and elect to pass through to their shareholders credit for foreign taxes paid. For the taxable year ended December 31, 2021, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust International Developed Capital Strength Portfolio	$ 75,365	$ 0.25	$ 5,037	$ 0.02
Licensing Information
S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to S&P Dow Jones Indices LLC and have been sublicensed for use for certain purposes by First Trust Advisors L.P. (“First Trust”). The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM AND DOW JONES

Additional Information (Continued)
First Trust Variable Insurance Trust
December 31, 2021 (Unaudited)
COMPOSITE AVERAGETM are products of S&P Dow Jones Indices LLC and have been licensed for use by First Trust. The First Trust/Dow Jones Dividend & Income Allocation Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). Neither S&P Dow Jones Indices nor its affiliates make any representation or warranty, express or implied, to the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or any member of the public regarding the advisability of investing in securities generally or in the First Trust/Dow Jones Dividend & Income Allocation Portfolio particularly or the ability of the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM AND DOW JONES COMPOSITE AVERAGETM to track general market performance. S&P Dow Jones Indices’ only relationship to First Trust with respect to the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM AND DOW JONES COMPOSITE AVERAGETM is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM AND DOW JONES COMPOSITE AVERAGETM are determined, composed and calculated by S&P Dow Jones Indices without regard to First Trust or the First Trust/Dow Jones Dividend & Income Allocation Portfolio. S&P Dow Jones Indices has no obligation to take the needs of First Trust or the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio into consideration in determining, composing or calculating the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM AND DOW JONES COMPOSITE AVERAGETM. Neither S&P Dow Jones Indices nor its affiliates are responsible for and have not participated in the determination of the prices, and amount of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or the timing of the issuance or sale of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or in the determination or calculation of the equation by which the First Trust/Dow Jones Dividend & Income Allocation Portfolio is to be managed. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the First Trust/Dow Jones Dividend & Income Allocation Portfolio. There is no assurance that investment products based on the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM AND DOW JONES COMPOSITE AVERAGETM will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR ITS AFFILIATES GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM AND DOW JONES COMPOSITE AVERAGETM OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEXSM, DOW JONES U.S. TOTAL STOCK MARKET INDEXSM AND DOW JONES COMPOSITE AVERAGETM OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FIRST TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
The First Trust Dorsey Wright Tactical Core Portfolio (the “Portfolio”) is not sponsored, endorsed, sold or promoted by Dorsey Wright & Associates, LLC or its affiliates (“Licensor”).  Licensor makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of trading in the Portfolio.  Licensor’s only relationship to First Trust Advisors L.P. (“First Trust”) is the licensing of certain trademarks and trade names of Licensor and of the Dorsey Wright Tactical Tilt Moderate Core IndexTM which is determined, composed and calculated by Licensor without regard to First Trust or the Portfolio, Licensor has no obligation to take the needs of First Trust or the owners of the Portfolio into consideration in determining, composing or calculating Dorsey Wright Tactical Tilt Moderate Core IndexTM.  Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Portfolio to be listed or in the determination or calculation of the equation by which the Portfolio are to be converted into cash.  Licensor has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

Additional Information (Continued)
First Trust Variable Insurance Trust
December 31, 2021 (Unaudited)
LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEXTM OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.  LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEXTM OR ANY DATA INCLUDED THEREIN.  LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEXTM OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSOR AND FIRST TRUST.
First Trust does not guarantee the accuracy and/or the completeness of the Capital Strength IndexSM and/or the International Capital Strength IndexSM (together, the “Indexes”) or any data included therein, and First Trust shall have no liability for any errors, omissions or interruptions therein. First Trust makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Indexes or any data included therein. First Trust makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein. Without limiting any of the foregoing, in no event shall First Trust have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indexes, even if notified of the possibility of such damages.
The First Trust Capital Strength Portfolio and the First Trust International Capital Strength Portfolio (the “Capital Strength Funds”) are not sponsored, endorsed, sold or promoted by Nasdaq, Inc. (“Nasdaq”) or its affiliates (Nasdaq with its affiliates are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Capital Strength Funds. The Corporations make no representation or warranty, express or implied, to the owners of the Capital Strength Funds or any member of the public regarding the advisability of investing in securities generally or in the Capital Strength Funds particularly, or the ability of the Indexes to track general stock market performance. The Corporations’ only relationship to First Trust with respect to the Capital Strength Funds is in the licensing of the Indexes, and certain trade names of the Corporations and the use of the Indexes, which are determined, composed and calculated by Nasdaq without regard to First Trust or the Capital Strength Funds. Nasdaq has no obligation to take the needs of First Trust or the owners of the Capital Strength Funds into consideration in determining, composing or calculating the Indexes. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Capital Strength Fund Shares to be issued or in the determination or calculation of the equation by which the Capital Strength Fund Shares are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Capital Strength Funds.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE INDEXES OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
ASSET-BACKED SECURITIES RISK. Asset-backed securities are debt securities typically created by buying and pooling loans or other receivables other than mortgage loans and creating securities backed by those similar type assets. As with other debt securities, asset-backed securities are subject to credit risk, extension risk, interest rate risk, liquidity risk and valuation risk. These securities are

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First Trust Variable Insurance Trust
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generally not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or loan, particularly during periods of economic downturn. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of underlying assets, may result in a reduction in the value of such asset-backed securities and losses to an underlying ETF.
BANK LOANS RISK. Investments in bank loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk that may be heightened because of the limited public information available regarding bank loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions. If an underlying ETF holds a bank loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the underlying ETF, and that the underlying ETF’s rights to collateral may be limited by bankruptcy or insolvency laws. Additionally, there is no central clearinghouse for loan trades and the loan market has not established enforceable settlement standards or remedies for failure to settle. As such, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods (in some cases longer than 7 days) which may cause the underlying ETF to be unable to realize the full value of its investment. In addition, bank loans are generally not registered with the Securities Exchange Commission under the Securities Act of 1933, as amended, and may not be considered “securities,” and an underlying ETF may not be entitled to rely on the anti-fraud protections of the federal securities laws.
CALL RISK. Some debt securities may be redeemed, or “called,” at the option of the issuer before their stated maturity date. In general, an issuer will call its debt securities if they can be refinanced by issuing new debt securities which bear a lower interest rate. An underlying ETF is subject to the possibility that during periods of falling interest rates an issuer will call its high yielding debt securities. An underlying ETF would then be forced to invest the proceeds at lower interest rates, likely resulting in a decline in the underlying ETF’s income.
CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies, such as retailers, media companies and consumer services companies, provide non-essential goods and services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.
COUNTERPARTY RISK. Underlying fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the underlying fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to an underlying fund. An underlying fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.
COVENANT-LITE LOANS RISK. Covenant-lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may hinder an underlying ETF’s ability to reprice credit risk associated with the borrower and reduce a Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, an underlying ETF’s exposure to losses on such investments is increased, especially during a downturn in the credit cycle.
CREDIT RISK. An issuer or other obligated party of a debt security held by an underlying ETF may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in an underlying ETF’s portfolio. An underlying ETF’s net asset value could decline if a currency to which an underlying ETF has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in such an underlying ETF may change quickly and without warning.
CYBER SECURITY RISK. A Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as

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denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which a Fund invests or a Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject a Fund to many of the same risks associated with direct cyber security breaches. Although a Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because a Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEBT SECURITIES RISK. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by an underlying ETF may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
DIVIDENDS RISK. A Fund’s investment in dividend-paying securities could cause a Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends. Companies that issue dividend-paying securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future, which could negatively affect a Fund’s performance.
EMERGING MARKETS RISK. A Fund may invest in ETFs that hold investments in securities issued by emerging market governments and companies operating in emerging market countries. Investments in securities issued by governments and companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Financial and other reporting by companies and government entities also may be less reliable in emerging market countries. Shareholder claims that are available in the U.S., as well as regulatory oversight and authority that is common in the U.S., including for claims based on fraud, may be difficult or impossible for shareholders of securities in emerging market countries or for U.S. authorities to pursue. For funds that track an index or are managed based upon a benchmark, the index may not weight the securities in emerging market countries on the basis of investor protection limitations, financial reporting quality or available oversight mechanisms. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.
ENERGY INFRASTRUCTURE COMPANIES RISK. Energy infrastructure companies, including MLPs and utility companies, are subject to risks specific to the energy and energy-related industries. This includes but is not limited to: fluctuations in commodity prices impacting the volume of energy commodities transported, processed, stored or distributed; reductions in volumes of natural gas or other energy commodities being available for transporting, processing, storing or distributing; slowdowns in new construction and acquisitions limiting growth potential; reduced demand for oil, natural gas and petroleum products, particularly for a sustained period of time; depletion of natural gas reserves or other commodities; rising interest rates resulting in higher costs of capital, increased operating costs; counterparties to contracts defaulting or going bankrupt; and an inability to execute acquisitions or expansion projects in a cost-effect manner; extreme weather events and environmental hazards; and threats of attack by terrorists on energy assets. Energy infrastructure companies may also face counterparty risk, such that long-term contracts may be declared void if the counterparty to those contracts enters bankruptcy proceedings. In addition, energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to

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administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact the energy infrastructure companies.
Certain energy infrastructure companies in the utilities industry are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems in varying degrees.
EQUITY SECURITIES RISK. The value of an underlying ETF’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF RISK. A Fund’s investment in shares of ETFs subjects it to the risks of owning the securities underlying the ETF, as well as certain structural risks, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, a Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.
EUROPE RISK. A Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which a Fund is not invested, may adversely affect security values and thus a Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (“Brexit”). After years of negotiations between the United Kingdom and the EU, the United Kingdom formally left the EU. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
EXTENSION RISK. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
FINANCIAL COMPANIES RISK. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), competition from new entrants and blurred distinctions in their fields of business.
FLOATING RATE DEBT INSTRUMENTS RISK. Investments in floating rate debt instruments are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. Floating rate debt instruments include debt securities issued by corporate and governmental entities, as well bank loans, mortgage-backed securities and asset-backed securities. Floating rate debt instruments are structured so that the security’s coupon rate fluctuates based upon the level of a reference rate. Most commonly, the coupon rate of a floating rate debt instrument is set at the level of a widely followed interest rate, plus a fixed spread. As a result, the coupon on floating rate debt instrument will generally decline in a falling interest rate environment, causing an underlying ETF to experience a reduction in the income it receives from the instrument. A floating rate debt instrument’s coupon rate resets periodically according to its terms. Consequently, in a rising interest rate environment, floating rate debt instruments with coupon rates that reset infrequently may lag behind the changes in market interest rates. Floating rate debt instruments may also contain terms that impose a maximum coupon rate the issuer will pay, regardless of the level of the reference

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rate. To the extent an underlying ETF invests in floating rate loans, such instruments may be subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the underlying ETF needs to liquidate such securities. It is possible that the collateral securing a floating rate loan may be insufficient or unavailable to the underlying ETF, and that the underlying ETF’s rights to collateral may be limited by bankruptcy or insolvency laws. Additionally, floating rate loans may not be considered “securities” under federal securities laws, and purchasers, such as an underlying ETF, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
HIGH YIELD SECURITIES RISK. High yield securities, or “junk” bonds, are subject to greater market fluctuations, are less liquid and provide a greater risk of loss than investment grade securities, and therefore, are considered to be highly speculative. In general, high yield securities may have a greater risk of default than other types of securities and could cause income and principal losses for a Fund.
HYBRID CAPITAL SECURITIES RISK. Hybrid capital securities are subject to the risks of equity securities and debt securities. The claims of holders of hybrid capital securities of an issuer are generally subordinated to those of holders of traditional debt securities in bankruptcy, and thus hybrid capital securities may be more volatile and subject to greater risk than traditional debt securities, and may in certain circumstances be even more volatile than traditional equity securities. At the same time, hybrid capital securities may not fully participate in gains of their issuer and thus potential returns of such securities are generally more limited than traditional equity securities, which would participate in such gains. The terms of hybrid capital securities may vary substantially and the risks of a particular hybrid capital security will depend upon the terms of the instrument, but may include the credit risk of the issuer, as well as liquidity risk, since they often are customized to meet the needs of an issuer or a particular investor, and therefore the number of investors that buy such instruments in the secondary market may be small.
INCOME RISK. A Fund may invest in ETFs that hold debt securities. An underlying ETF’s income may decline when interest rates fall or if there are defaults in its portfolio. This decline can occur because an underlying ETF may subsequently invest in lower-yielding securities as debt securities in its portfolio mature, are near maturity or are called, or the ETF otherwise needs to purchase additional debt securities.
INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage a Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by a Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When a Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by a Fund and its shareholders. Unscheduled rebalances also expose a Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, a Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact a Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither a Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index due to unusual market conditions or in order, for example, to correct an error in the selection of index constituents.
INDEX REBALANCE RISK. Pursuant to the methodology that the Index Provider uses to calculate and maintain the Index, a Fund may own a significant number of the outstanding shares of ETFs included in a Fund. Any such ETF may be removed from the Index in the event that it does not comply with the eligibility requirements of the Index. As a result, a Fund may be forced to sell shares of certain ETFs at inopportune times or for prices other than at current market values or may elect not to sell such shares on the day that they are removed from the Index, due to market conditions or otherwise. Due to these factors, the variation between a Fund’s annual return and the return of the Index may increase significantly. Apart from scheduled rebalances, the Index Provider may carry out

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additional ad hoc rebalances to the Index to, for example, correct an error in the selection of constituents. When a Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by a Fund and its shareholders. Unscheduled rebalances may also expose a Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider may increase a Fund’s costs and market exposure.
INDUSTRIALS COMPANIES RISK. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Examples of industrials companies include companies involved in the production of electrical equipment and components, industrial products, manufactured housing and telecommunications equipment, as well as defense and aerospace companies. General risks of industrials companies include the general state of the economy, exchange rates, commodity prices, intense competition, consolidation, domestic and international politics, government regulation, import controls, excess capacity, consumer demand and spending trends. In addition, industrials companies may also be significantly affected by overall capital spending levels, economic cycles, rapid technological changes, delays in modernization, labor relations, environmental liabilities, governmental and product liability and e-commerce initiatives.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets and distributions may decline.
INFLATION-INDEXED SECURITIES RISK. Inflation-indexed debt securities, such as TIPS, are subject to the same risks as other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. The principal amount of an inflation-indexed security typically increases with inflation and decreases with deflation, as measured by a specified index. Although the holders of TIPS receive no less than the par value of the security at maturity, if a Fund purchases TIPS in the secondary market whose principal values have previously been adjusted upward and there is a period of subsequent declining inflation rates, a Fund may receive at maturity less than it invested and incur a loss.
INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in an underlying ETF’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. An underlying ETF may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.
JAPAN RISK. A Fund is subject to certain risks specifically associated with investments in the securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economy is characterized by government intervention and protectionism, reliance on oil imports, an unstable financial services sector and relatively high unemployment. Since 2000 Japan has experienced relatively low economic growth, and it may remain low in the future. Its economy is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, relatively low commodities prices, government support of the financial services sector and other government policies. Any changes or trends in these economic factors could have a significant impact on Japanese markets overall and may negatively affect a Fund’s investments. Japan’s economy and equity market also share a strong correlation with U.S. markets and the Japanese economy may be affected by economic problems in the U.S. Despite a strengthening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Additionally, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Japan’s economy. Japan’s geography also subjects it to an increased risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, all of which could negatively impact a Fund’s investments.
LIBOR RISK. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, intends to cease making LIBOR available as a reference rate over a phase-out period that is currently expected to begin after the end of 2021, although the specific timing of the phase out of LIBOR continues to be discussed and negotiated across the industry and in various jurisdictions. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from

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LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.
LIQUIDITY RISK. A Fund, and certain underlying ETFs, may hold certain investments that may be subject to restrictions on resale, trade over-the-counter or in limited volume, or lack an active trading market. Accordingly, a Fund, and certain underlying ETFs, may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which a Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.
LOW VOLATILITY RISK. Although subject to the risks of common stocks, low volatility stocks are seen as having a lower risk profile than the overall markets. However, a portfolio comprised of low volatility stocks may not produce investment exposure that has lower variability to changes in such stocks’ price levels. Low volatility stocks are likely to underperform the broader market during periods of rapidly rising stock prices when market volatility is high. Low volatility stocks also may not protect against market declines.
MANAGEMENT RISK. A Fund is subject to management risk because it is an actively managed portfolio. In managing a Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that a Fund will meet its investment objective.
MARKET RISK. Market risk is the risk that a particular security, or shares of a Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. For example, the coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, has had negative impacts, and in many cases severe impacts, on markets worldwide. Additionally, the COVID-19 pandemic has caused prolonged disruptions to the normal business operations of companies around the world and the impact of such disruptions is hard to predict. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s shares and result in increased market volatility.
MLP RISK. Investments in securities of MLPs involve certain risks different from or in addition to the risks of investing in common stocks. MLP common units can be affected by macro-economic factors and other factors unique to the partnership or company and the industry or industries in which the MLP operates. Certain MLP securities may trade in relatively low volumes due to their smaller capitalizations or other factors, which may cause them to have a high degree of price volatility and illiquidity. The structures of MLPs create certain risks, including, for example, risks related to the limited ability of investors to control an MLP and to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, the risk that an MLP will generate insufficient cash flow to meet its current operating requirements, the risk that an MLP will issue additional securities or engage in other transactions that will have the effect of diluting the interests of existing investors, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. On March 15, 2018, the Federal Energy Regulatory Commission (“FERC”) changed its long-standing tax allowance policy which no longer permits MLPs to include in their cost of service an income tax allowance. This has had a negative impact on the performance of some MLPs affected by this decision. This policy change and any similar policy changes in the future could adversely impact an MLP’s business, financial condition, results of operations and cash flows and ability to pay cash distributions or dividends.
MLP TAX RISK. A Fund’s ability to meet its investment objective relies in part upon the level of taxable income it receives from the MLPs in which it invests, a factor over which a Fund has no control. The benefit a Fund derives from its investment in MLPs is largely dependent on their being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income at the applicable corporate tax rate. This would have the effect of reducing the amount of cash available for distribution by an MLP and could result in a significant reduction in the value of a Fund’s investment. The classification of an MLP as a corporation for U. S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by a Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. To the extent a distribution received by a Fund from an MLP is treated as a return of capital, a Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by a Fund for tax purposes upon the sale of

Additional Information (Continued)
First Trust Variable Insurance Trust
December 31, 2021 (Unaudited)
any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from an MLP may require a Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.
MOMENTUM INVESTING RISK. A Fund employs a “momentum” style of investing that emphasizes selecting stocks that have had higher recent price performance compared to other stocks. Momentum can change quickly and stocks that previously exhibited high momentum characteristics may not experience positive momentum or may experience more volatility than the market as a whole. In addition, there may be periods when the momentum style of investing is out of favor and the investment performance of a Fund may suffer.
MORTGAGE-RELATED SECURITIES RISK. Mortgage-related securities are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. However, these investments make an underlying ETF more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Mortgage-related securities are also significantly affected by the rate of prepayments and modifications of the mortgage loans underlying those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. The incidence of borrower defaults or delinquencies may rise significantly during financial downturns and could adversely affect the value of mortgage-related securities held by a Fund. Events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events that result in broad and simultaneous financial hardships for individuals and businesses could have a significant negative impact on the value of mortgage-related securities. Mortgage-related securities are particularly sensitive to prepayment risk, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities. As the timing and amount of prepayments cannot be accurately predicted, the timing of changes in the rate of prepayments of the mortgage loans may significantly affect an underlying ETF’s actual yield to maturity on any mortgage-related securities. Along with prepayment risk, mortgage-related securities are significantly affected by interest rate risk.
MUNICIPAL SECURITIES RISK. Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal securities that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. The values of municipal securities held by an underlying ETF may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. In addition, income from municipal securities held by an underlying ETF could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Loss of tax-exempt status may cause interest received and distributed to shareholders by an underlying ETF to be taxable and may result in a significant decline in the values of such municipal securities. Due to the COVID-19 pandemic, the risks of the municipal securities market have been magnified. The costs associated with combating the pandemic and the negative impact on tax revenues has adversely affected the financial condition of many states and political subdivisions. These risks may also adversely affect several sectors of the municipal bond market, such as airports, toll roads, hospitals and colleges, among many others. The full impact of the COVID-19 pandemic on state and political subdivisions’ ability to make payments on debt obligations is impossible to predict, but could negatively impact the value of bonds, the ability of state and political subdivisions to make payments when due and the performance of a Fund.
NON-AGENCY SECURITIES RISK. Investments in asset-backed or mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loans, private mortgage insurance companies, mortgage bankers and other secondary market issuers are subject to additional risks. There are no direct or indirect government or agency guarantees of payments in loan pools created by non-government issuers. Securities issued by private issuers are subject to the credit risks of the issuers. An unexpectedly high rate of defaults on the loan pool may adversely affect the value of a non-agency security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of pools that include subprime loans. Non-agency securities are typically traded “over-the-counter” rather than on a securities exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, the non-agency mortgage-related securities held by a Fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying loans.
NON-CORRELATION RISK. A Fund’s return may not match the return of the Index for a number of reasons. A Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing a Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, a Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-DIVERSIFICATION RISK. A Fund is classified as “non-diversified” under the 1940 Act. As a result, a Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed

Additional Information (Continued)
First Trust Variable Insurance Trust
December 31, 2021 (Unaudited)
by the Internal Revenue Code of 1986, as amended. A Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, a Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
OPERATIONAL RISK. A Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Although a Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
PASSIVE INVESTMENT RISK. A Fund is not actively managed. A Fund invests in securities included in or representative of the Index regardless of investment merit. A Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, a Fund will seek to engage a replacement index.
PORTFOLIO TURNOVER RISK. High portfolio turnover may result in a Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause a Fund’s performance to be less than expected.
PREFERRED SECURITIES RISK. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
PREPAYMENT RISK. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. Debt securities allowing prepayment may offer less potential for gains during a period of declining interest rates, as an underlying ETF may be required to reinvest the proceeds of any prepayment at lower interest rates. These factors may cause the value of an investment in an underlying ETF to change.
REIT RISK. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs may have also a relatively small market capitalization which may result in their shares experiencing less market liquidity and greater price volatility than larger companies. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors’ collective perceptions of future earnings, the value of a Fund will generally decline when investors anticipate or experience rising interest rates.
SENIOR LOAN RISK. Senior loans represent debt obligations of sub-investment grade corporate borrowers, similar to high yield bonds; however, senior loans are different from traditional high yield bonds in that senior loans are typically senior to other obligations of the borrower and generally secured by a lien on all or some portion of the assets of the borrower. The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder an underlying ETF’s ability to reprice credit risk associated with a particular borrower and reduce an underlying ETF’s ability to

Additional Information (Continued)
First Trust Variable Insurance Trust
December 31, 2021 (Unaudited)
restructure a problematic loan and mitigate potential loss. As a result, an underlying ETF’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.
Senior loans are also subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk that may be heightened because of the limited public information available regarding senior loans. If an underlying ETF holds a senior loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. Although senior loans are generally secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated.
No active trading market may exist for certain senior loans, which may impair the ability of an underlying ETF to realize full value in the event of the need to sell its position in a senior loan and which may make it difficult to accurately value senior loans. Lastly, senior loans may not be considered “securities,” and an underlying ETF may not be entitled to rely on the anti-fraud protections of the federal securities laws.
SIGNIFICANT EXPOSURE RISK. To the extent that a Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of a Fund’s investments more than if a Fund were more broadly diversified. A significant exposure makes a Fund more susceptible to any single occurrence and may subject a Fund to greater market risk than a fund that is more broadly diversified.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TBA TRANSACTIONS RISK. Certain ETFs in which a Fund may invest may purchase securities via to-be-announced transactions (“TBA Transactions”). In such a transaction, the purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchasing securities in a TBA Transaction may give rise to investment leverage and may increase an underlying ETF’s volatility. Default by, or bankruptcy of, a counterparty to a TBA Transaction would expose an underlying ETF to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction.
U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies (such as Ginnie Mae) are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities (such as Fannie Mae and Freddie Mac) are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.
VALUATION RISK. A Fund or an underlying ETF may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that a Fund or an underlying ETF could sell or close out a portfolio position for the value established for it at any time, and it is possible that a Fund or an underlying ETF would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by a Fund or an underlying ETF at that time. A Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Board of Trustees and Officers
First Trust Variable Insurance Trust
December 31, 2021 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Trust Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	216	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Trust Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	216	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Denise M. Keefe, Trustee (1964)	• Indefinite Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	216	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Trust Inception	President, Hibs Enterprises (Financial and Management Consulting)	216	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Trust Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	216	None

Board of Trustees and Officers (Continued)
First Trust Variable Insurance Trust
December 31, 2021 (Unaudited)
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Trust Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	216	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Trust Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Trust Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Trust Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Trust Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Trust Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Variable Insurance Trust
December 31, 2021 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2021

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISORS
First Trust Multi Income Allocation Portfolio
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
First Trust/Dow Jones Dividend & Income Allocation Portfolio
First Trust Multi Income Allocation Portfolio
First Trust Capital Strength Portfolio
First Trust International Developed Capital Strength Portfolio
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
First Trust Dorsey Wright Tactical Core Portfolio
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant)— The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $122,625 for the fiscal year ended December 31, 2020 and $127,938 for the fiscal year ended December 31, 2021.

Audit Fees (Investment Advisor)— The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $0 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2021.

Audit Fees (Distributor)— The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $0 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2021.

Audit Fees (Investment Sub-Advisor)— The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $0 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2021.

(b) Audit-Related Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2021.

Audit-Related Fees (Investment Advisor) — The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2021.

Audit-Related Fees (Distributor) — The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2021.

Audit-Related Fees (Investment Sub-Advisor) — The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2021.

(c) Tax Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $20,190 for the fiscal year ended December 31, 2020 and $27,048 for the fiscal year ended December 31, 2021. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2021.

Tax Fees (Distributor) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2021.

Tax Fees (Investment Sub- Advisor) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2021.

(d) All Other Fees (Registrant) — The aggregate fees for each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2021.

All Other Fees (Investment Advisor) — The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2021.

All Other Fees (Distributor) — The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2021.

All Other Fees (Investment Sub- Advisor) — The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2021.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended December 31, 2020 were $20,190 for the registrant, $23,200 for the registrant’s investment advisor, $29,500 for the registrant’s distributor and $4,000 for the registrant’s investment sub-advisor, and for the fiscal year ended December 31, 2021 were $27,048 for the registrant, $16,500 for the registrant’s investment advisor, $29,500 for the registrant’s distributor and $4,000 for the registrant’s investment sub-advisor.
(h)	The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Variable Insurance Trust
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 9, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	March 9, 2022